SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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CHINA XD PLASTICS COMPANY LIMITED
(Name of Registrant As Specified In Charter)

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CHINA XD PLASTICS COMPANY LIMITED
No. 9 Dalian North Road, Haping Road Centralized Industrial Park
Harbin Development Zone, Heilongjiang Province, PRC 150060

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
AND
INFORMATION STATEMENT

             ________________, 2011

Dear Stockholders:

China XD Plastics Company Limited, a Nevada corporation (“we,” “us,” “our,” the “Company”) is furnishing this notice of written consent and the accompanying information statement (this “Information Statement”) to holders of our common stock, par value $0.0001 per share (“Common Stock”) and  our series B preferred stock, par value $0.0001 per share (“Series B Preferred Stock”) , pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, to notify you of the action by written consent of holders of a majority of our issued and outstanding voting securities. No action is requested or required on your part.

 On August 15, 2011, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with MSPEA Modified Plastics Holding Limited (“MSPEA”), which is a Cayman Islands company affiliated with Morgan Stanley, XD. Engineering Plastic Company Limited (“XDE”), and Mr. Jie Han (“Mr. Han”), for the issuance and sale of  16,000,000 shares of series D junior convertible preferred stock, par value $0.0001 per share (the “Series D Preferred Stock), to MSPEA for an aggregate purchase price of $100.0 million, or $ 6.25 per share. XDE and Mr. Han, which we refer to as the “Majority Stockholders”, collectively hold an aggregate of 32,510,131 shares of our Common Stock and 1,000,000 shares of our Series B Preferred Stock, representing approximately 81.0% of the combined voting power of all of our issued and outstanding voting securities.

Upon the closing of the transaction contemplated in the Securities Purchase Agreement (the “Issuance Transaction”), MSPEA will own approximately  23.8% of our issued and outstanding shares of Common Stock on a fully-diluted basis. Pursuant to the Securities Purchase Agreement, MSPEA is entitled to receive additional shares of Common Stock from XDE and/or Mr. Han if we do not achieve certain consolidated net income target for each of fiscal year 2011, 2012, or 2013, or elect to receive the same number of shares from us in which case we are obligated to redeem such number of shares of Common Stock from XDE and/or Mr. Han. In no event, however, shall the total number of shares of Common Stock held by MSPEA on a fully-diluted basis as a result of purchase of shares of the Series D Preferred Stock and such share transfers as described above exceed 33% of our total number of shares of Common Stock outstanding after the closing on a fully-diluted basis.

On August 15, 2011, we received a written consent from the Majority Stockholders (i) approving (x) the Issuance Transaction and all other transactions contemplated by the Securities Purchase Agreement and other related transaction documents, and (y) the Second Amendment to Articles of Incorporation of the Company (the “Charter Amendment”) and the execution and filing of the Certificate of Designation, Preferences and Rights of Series D Preferred Stock and the Charter Amendment with the Secretary of State of the State of Nevada; and (ii) ratifying the appointment of KPMG by the Audit Committee (the “Audit Committee”) of our board of directors (the “Board”) as our independent registered public accounting firm for the fiscal year ending December 31, 2011 to replace Moore Stephens, our existing auditor.

Our Common Stock is listed on the Nasdaq Global Markets and therefore we are subject to the Nasdaq Stock Market Listing Rules. Pursuant to Nasdaq Stock Market Listing Rule 5635(d)(1), stockholder approval is required prior to the issuance in a private placement of securities convertible into common stock at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the issuer equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance (the “20% Rule”).  Pursuant to our current Articles of Incorporation (the “Charter”) and the Nevada Revised Statutes, as amended (the “NRS”), approval by the holders of a majority of the combined voting power of all of our issued and outstanding voting securities is required to amend the Charter. On August 15, 2011, the Audit Committee approved the dismissal of Moore Stephens Hong Kong as our independent registered public accounting firm, and the appointment of KPMG, effective August 15, 2011, as our independent registered public accounting firm for the fiscal year ending December 31, 2011 (the “Auditor Appointment”). Also on August 15, 2011, the Board resolved to have our stockholders ratify the Auditor Appointment. Ratification by the holders of a majority of the combined voting power of all of our issued and outstanding voting securities is required to ratify the Auditor Appointment.

The consent by the Majority Stockholders that we received on August 15, 2011 constitutes the approval required under the 20% Rule and the only stockholder approval required for the transactions contemplated by the Securities Purchase Agreement and other transaction documents. The consent by the Majority Stockholders that we received on August 15, 2011 also constitutes the approval required for the Charter Amendment and the ratification required for the Auditor Appointment under the Charter, our Amended and Restated Bylaws and the NRS.

This Information Statement is first mailed on or about ___________, 2011, to stockholders of record as of August 15, 2011, the date of the written consent of the Majority Stockholders. This Information Statement is being provided to you for your information to comply with the requirements of the Exchange Act.  You are urged to read the Information Statement in its entirety. However, your vote or consent is not required to approve, and you are not being asked to take any action in connection with, any matters described in this Information Statement, including with respect to the approval or ratification, as applicable, of any of the actions described above.  No meeting of our stockholders will be held and no proxies will be requested for these matters since they have already been consented to by the Majority Stockholders, acting by written consent in lieu of a meeting, in their capacity as the holders of a majority of the combined voting power of all of our issued and outstanding voting securities.

Under the rules of the Securities and Exchange Commission, the Majority Stockholders’ approval and ratification will become effective no earlier than ____________, 2011, or 20 days after we first mail this Information Statement. In addition, the Issuance Transaction and the filing of the Second Amendment to Articles of Incorporation with the Nevada Secretary of State will not occur or become effective until certain conditions set forth in the Securities Purchase Agreement have been satisfied or waived.

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THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH ARE DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 The control share acquisition and dissenter’s rights provisions of Chapter 78 of the NRS are not applicable to the matters discussed in this Information Statement. Accordingly, there are no stockholder dissenters’ or appraisal rights in connection with any of the matters discussed in this Information Statement.

Sincerely,
/s/ Jie Han
Jie Han
Chief Executive Officer and Chairman of the Board of Directors

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CHINA XD PLASTICS COMPANY LIMITED
No. 9 Dalian North Road, Haping Road Centralized Industrial Park
Harbin Development Zone, Heilongjiang Province, PRC 150060

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

    China XD Plastics Company Limited, a Nevada corporation (which we refer to in this Information Statement as “our Company”, “we”, “us” or “our”), is sending you this Information Statement for the purpose of informing you, as a holder of our common stock, par value $0.0001 per share (“Common Stock”) or  our series B preferred stock, par value $0.0001 per share (“Series B Preferred Stock”), in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our board of directors (the “Board”) has approved, and the holders of a majority of the outstanding shares of our voting securities, as permitted by our current Articles of Incorporation (the “Charter”), our Amended and Restated Bylaws (the “Bylaws”), and the Nevada Revised Statutes, as amended (the “NRS”), have executed an Action By Written Consent of Stockholders, in each case approving and ratifying, as applicable, the actions described below in this Information Statement.

SUMMARY OF STOCKHOLDER ACTIONS

    On August 15, 2011, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with MSPEA Modified Plastics Holding Limited (“MSPEA”), which is a Cayman Islands company affiliated with Morgan Stanley, XD. Engineering Plastic Company Limited (“XDE”), and Mr. Jie Han (“Mr. Han”), as attached hereto as Exhibit A, pursuant to which we will issue 16,000,000 shares of Series D Preferred Stock (as defined below) , at $6.25 per share to MSPEA (the “Issuance Transaction”). The Issuance Transaction is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) under Section 4(2) thereof and Regulation D thereunder. XDE and Mr. Han, who we refer to collectively as the “Majority Stockholders”, collectively hold an aggregate of 32,510,131 shares of our Common Stock and 1,000,000 shares of our Series B Preferred Stock, representing approximately 81.0% of the combined voting power of all of our issued and outstanding voting securities. Pursuant to the Securities Purchase Agreement, MSPEA will have the right to purchase a certain number of additional shares of Common Stock at par value from the Majority Stockholders if the Company does not achieve certain consolidated net income target for fiscal year 2011, 2012 or 2013. The same economic effect of such share adjustment could be effected, at MSPEA’s discretion, by way of the Company’s issuance of the same number of shares of Common Stock to MSPEA at par value and simultaneous redemption of such number of shares of Common Stock at par value from the Majority Stockholders.

    In connection with the Securities Purchase Agreement, on August 15, 2011, the Board resolved to create a Series D Junior Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), with the rights, preferences, privileges and restrictions set forth in the Certificate of Designation, Preferences and Rights of Series D Junior Convertible Preferred Stock in substantially the form attached hereto as Exhibit B (the “Certificate of Designation”), and to file the Certificate of Designation with the Nevada Secretary of State. Also in connection with the Securities Purchase Agreement, on August 15, 2011, the Company and MSPEA entered into a Registration Rights Agreement as attached hereto as Exhibit C (the “Registration Rights Agreement”) and XDE, Mr. Han and MSPEA entered into a Stockholders’ Agreement, as attached hereto as Exhibit D (the “Stockholders’ Agreement”). In addition, in connection with the Securities Purchase Agreement, XDE and MSPEA will enter into a Pledge Agreement as attached hereto as Exhibit E (the “Pledge Agreement”) at the closing of the Issuance Transaction (the “Closing”), and the Company will enter into an Indemnification Agreement, a form of which is attached hereto as Exhibit F (an “Indemnification Agreement”), with each of Eddy Huang and Jun Xu, the two designees of MSPEA on the Board, immediately before the Closing. We refer to the Securities Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement, the Stockholders Agreement, the Pledge Agreement and the Indemnification Agreements collectively as the “Transaction Documents.”

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    On August 15, 2011, the Board approved all transactions contemplated by the Transaction Documents,   the Second Amendment to Articles of Incorporation of the Company (the “Charter Amendment”), and approved and adopted the Bylaws which is attached hereto as Exhibit H. On August 15, 2011, the Audit Committee of the Board (the “Audit Committee”) approved the appointment (the “Audit Appointment”) of KPMG (“KPMG”) as our independent registered public accounting firm, effective as of August 15, 2011, for the fiscal year ending December 31, 2011 to replace Moore Stephens Hong Kong, our existing auditor and the Board resolved to have our stockholders ratify such appointment.

    Following the approval by the Board, also on August 15, 2011 (the “Record Date”), the Majority Stockholders executed a written consent, as attached hereto as Exhibit H,

(i)	approving:

a)	all transactions contemplated by the Transaction Documents, including without limitation:

i.	the Issuance Transaction,

ii.
the issuance by the Company of shares of Common Stock as may be issuable upon the conversion of any and all of shares of the Series D Preferred Stock pursuant to the terms of the Certificate of Designation, and

iii.
the potential additional issuance and sale of shares of Common Stock of the Company to MSPEA by XDE and/or Mr. Han or the Company pursuant to the share adjustment mechanism set forth in the Securities Purchase Agreement, by XDE and/or Mr. Han pursuant to the Stockholders’ Agreement and by XDE pursuant to the Pledge Agreement;

b)
the increase in the number of authorized directors constituting the Board from seven to nine, effective immediately prior to the Closing and the filing of the Certificate of Designation with the Nevada Secretary of State; and

c)	the Charter Amendment and the execution and filing of the Certificate of Designation and the Charter Amendment with the Nevada Secretary of State; and

(ii)	ratifying the Auditor Appointment.

(each of the above, a “Stockholder Action” and together the “Stockholder Actions”).

Such consent by the Majority Stockholders as described above is sufficient to approve and ratify, as applicable, all of the Stockholder Actions proposed by the Board under the Nasdaq Stock Market Listing Rules, the NRS, the Charter and the Bylaws, as applicable.

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VOTE REQUIRED; MANNER OF APPROVAL

     We are subject to the Nasdaq Stock Market Listing Rules because our Common Stock is currently listed on the Nasdaq Capital Market. Pursuant to Nasdaq Stock Market Listing Rule 5635(d)(1), stockholder approval is required prior to the issuance in a private placement of securities convertible into common stock at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the issuer equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance (the “20% Rule”). Pursuant to Nasdaq Stock Market Listing Rule 5635(e)(3), a holder of an interest of 5% or more of either the number of shares of common stock or the voting power outstanding of an issuer shall be considered a substantial shareholder. Upon the Closing, MSPEA will own approximately 23.8% of our issued and outstanding shares of Common Stock on a fully-diluted basis.

    In addition, MSPEA is entitled to receive additional shares of Common Stock from XDE and/or Mr. Han at par value, either (i) pursuant to the Stockholders’ Agreement, if we issue or sell any shares of Common Stock or equity securities (other than certain customary exempted issuances) at a price per share of Common Stock, or at a conversion or exercise price, as applicable, that is less than the then effective conversion price of the Series D Preferred Stock, so that MSPEA will hold the same number of shares of Common Stock as if the conversion price of the Series D Preferred Stock has been lowered to equal to the new issue price, or (ii) pursuant to the Securities Purchase Agreement, if we do not achieve certain consolidated net income target for each of fiscal year 2011, 2012, or 2013. In either case of (i) and (ii), because each of XDE and Mr. Han owns more than 5% of both the number of shares of our Common Stock and our outstanding voting power and thus will be deemed by Nasdaq as a substantial shareholder of the Company, and because Mr. Han is a director of the Company, even if the initial conversion price of the Series D Preferred Stock of $6.25 may be greater than the greater of the book or market value of our Common Stock immediately before the Closing, the effective price for all shares of Common Stock and Series D Preferred Stock that MSPEA will potentially hold resulting from the Issuance Transaction may be below the greater of the book or market value of our Common Stock immediately before the Closing. Therefore, prior approval by our stockholders is required for the Issuance Transaction.

    Pursuant to our Charter and the Bylaws, the affirmative vote of the holders of a majority of the voting power of our Company is required to increase the number of directors constituting the Board.

    Pursuant to our Articles of Incorporation and Section 78.390 of the NRS, the affirmative vote of the holders of a majority of the voting power of our Company is required to amend our Charter.

    On August 15, the Audit Committee approved the dismissal of Moore Stephens Hong Kong as our independent registered public accounting firm, and the appointment of KPMG, effective August 15, 2011, as our independent registered public accounting firm for the fiscal year ending December 31, 2011. On August 15, the Board resolved to have our stockholders ratify the Auditor Appointment, for which ratification by the holders of a majority of the combined voting power of all of our issued and outstanding voting securities is required.

    The Company’s Bylaws and Section 78.320 of the NRS provide that stockholders may take action without a meeting of the stockholders and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. The written consent delivered to us by the Majority Stockholders on the Record Date satisfies the vote required to take each Stockholder Action. Under the rules of the Securities and Exchange Commission, or SEC, the Majority Stockholders’ approval and ratification, as applicable, will become effective no earlier than ____________, 2011, or 20 days after we mail this Information Statement. In addition, the Issuance Transaction and the filing of the Charter Amendment with the Secretary of State of the State of Nevada will not occur or become effective until certain conditions set forth in the Securities Purchase Agreement have been satisfied or waived.

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REASONS FOR THE ISSUANCE TRANSACTION AND RELATED MATTERS

    As discussed in our Annual Report filed on Form 10-K with the SEC on March 31, 2011 (as amended by Amendment No. 1 filed with the SEC on April 27, 2011), we are a leading producer of automotive modified plastics in China. The Board and the Majority Stockholders considered the terms of the Issuance Transaction and other related transactions contemplated by the Transaction Documents and determined that the Issuance Transaction and other related transactions contemplated by the Transaction Documents will enable the Company to accelerate our domestic capacity expansion and production line upgrade plans and to invest in developing new products to better satisfy the demand for the Company's products in the market. In addition, Morgan Stanley Private Equity Asia has a track record of over 18 years of success in guiding and supporting companies to achieve their strategic and financial goals. As an affiliate of Morgan Stanley Private Equity Asia, MSPEA could, by investing in our Company and becoming a significant stockholder, bring international best practices and financial and capital markets expertise to our Company. As a result, the Board and the Majority Stockholders approved the Issuance Transaction and the other transactions contemplated by the Transaction Documents.

EFFECT OF THE ISSUANCE TRANSACTION ON OUR STOCKHOLDERS

    The Issuance Transaction will have certain effect on our existing stockholders, as to dividend, liquidation preferences, ownership percentage and voting rights.

    The Series D Preferred Stock is junior to each of the Series B Preferred Stock and our Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) and senior to our Common Stock and each other class or series of our capital stock created after the Closing which does not expressly rank pari passu with or senior to the Series D Preferred Stock (the “Junior Stock”), in each case as to the payment of dividends and liquidation preference. Each share of Series D Preferred Stock is entitled to be paid non-cumulative dividend or other distribution by us simultaneously with any dividend or distribution on any shares of Common Stock or any other Junior Stock. If we voluntarily or involuntarily liquidate, dissolve or wind up our affairs, each holder of the Series D Preferred Stock will be entitled to receive out of our assets available for distribution to stockholders, after satisfaction of liabilities to creditors, if any, and before any distribution of assets is made on the our Common Stock or any of our other shares of Junior Stock, a liquidating distribution in the amount calculated pursuant to the Certificate of Designation. In any such distribution, if our assets are not sufficient to pay the liquidation preferences in full to all holders of shares of the Series D Preferred Stock, the amounts paid to the holders of shares of Series D Preferred Stock will be paid pro rata in accordance with the respective aggregate liquidation preferences of those holders.  If the liquidation preference has been paid in full to all holders of shares of Series D Preferred Stock then the holders of the Common Stock and the Junior Stock will be entitled to receive all of our remaining assets according to their respective rights and preferences. Holders of shares of the Series D Preferred Stock will have the right to participate, pro rata and on an as-converted basis, in any grant, issuance, or sale by us of any equity securities or other property to the record holders any class of Common Stock.

    Our stockholders will incur immediate dilution of their percentage ownership in the Company if the Issuance Transaction occurs. Upon the Closing, MSPEA will own approximately 23.8% of our issued and outstanding shares of Common Stock on a fully-diluted basis. Even though the percentage ownership interest of the holders of our outstanding Common Stock will be reduced upon the issuance of the Series D Preferred Stock, the proceeds from the Issuance Transaction will provide the Company with the funds necessary to accelerate its domestic capacity expansion and production line upgrade plans and to invest in developing new products to take advantage of rapidly growing market opportunities.  See “Reasons for the Issuance Transaction and Related Matters” above.

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    The holders of the Series D Preferred Stock will be entitled to vote together with shares of Common Stock as a single class upon all matters upon which holders of Common Stock have the right to vote. Each holder of outstanding shares of Series D Preferred Stock will be entitled to cast the number of votes equal to the number of votes that would be attributable to the shares of Common Stock issuable upon conversion of such shares of Series D Preferred Stock, assuming such conversion took place on the record date for determining the stockholders entitled to vote on such matter. Upon the Closing, MSPEA will have approximately 15.1% of the combined voting power of all of our issued and outstanding voting securities.

    Holders of Series D Preferred Stock have the right to elect, voting as a separate class, two directors to serve on the Board so long as at least 12,800,000 (adjusted for any dilutive corporate actions) shares of Series D Preferred Stock are outstanding, and one director to serve on the Board if the number of shares of Series D Preferred Stock outstanding at such time is less than 12,800,000 (adjusted for any dilutive corporate actions) but more than 1,600,000 (adjusted for any dilutive corporate actions). For so long as at least 1,600,000 (adjusted for any dilutive corporate actions) shares of Series D Preferred Stock remain outstanding, holders of Series D Preferred Stock have veto rights over certain material corporate actions of the Company and its subsidiaries as described in the Certificate of Designation.

USE OF PROCEEDS

    We intend to use the proceeds from the Issuance Transaction to accelerate our capacity expansion in China and production line upgrade plans, to invest in developing new products to take advantage of rapidly growing market opportunities, and for other general corporate purposes.

OUTSTANDING SHARES AND VOTING RIGHTS

    The Company has fixed August 15, 2011 as the record date for determining stockholders entitled to receive copies of this Information Statement.

    As of the Record Date, our authorized capitalization is 550,000,000 shares, including (i) 500,000,000 shares of Common Stock, of which 47,628,367 were issued and outstanding, and (ii) 50,000,000 share of preferred stock of par value $0.0001 per share (collectively, the “Preferred Stock”), of which 1,000,002 were issued and outstanding, consisting of 1,000,000 shares of Series B Preferred Stock and 2 shares of Series C Preferred Stock.

    Each issued and outstanding share of Common Stock is entitled to 1 vote on any matter submitted to a vote of stockholders. The holders of Series B Preferred Stock have an aggregate of 40% of the combined voting power of all of our issued and outstanding voting securities for as long as our Company is in existence pursuant to the Certificate of Designation of Series B Preferred Stock. The Common Stock and Series B Preferred Stock vote together as a single class on all matters submitted to a vote of stockholders.

    Accordingly, the vote or written consent of (1) the stockholders holding at least 39,690,306 shares of Common Stock, or (2) the stockholders holding 1,000,000 shares of Series B Preferred Stock issued and outstanding and at least an additional 7,938,062 shares of Common Stock is required to approve the Stockholder Actions.

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VOTING AND VOTE REQUIRED

    This Information Statement is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter described herein. We are not seeking consent, authorization or proxies from you. The approval and ratification, as applicable, of the Stockholder Actions requires the consent of the holders of at least a majority of the combined voting power of all of our issued and outstanding voting securities as of the Record Date. As of the Record Date the Majority Stockholders who collectively held an aggregate of 32,510,131 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock, representing approximately 81.0% of the combined voting power of all of our issued and outstanding voting securities, approved and ratified, as applicable, each of the Stockholder Actions by written consent in accordance with the NRS, our Bylaws, and our Charter. Consequently, no additional votes or consent are required to approve or ratify, as applicable, any of the Stockholder Actions.

NO APPRAISAL RIGHTS

    Under Nevada law, stockholders have no appraisal or dissenters’ rights in connection with the Issuance Transaction or any other Stockholder Action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of August 15, 2011, with respect to the beneficial ownership of the outstanding share capital of our Company by (i) any holder of more than five percent (5%) of any class of our voting securities; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group.  Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name and Address	Title of Class	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Jie Han (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Series B Preferred Stock	1,000,000	(3)	100.0%
Jie Han	Common Stock	32,510,131	(3)	68.3%
Qingwei Ma (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	12,000		*
Junjie Ma (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	8,000		*
Taylor Zhang (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	14,000		*
Robert Brisotti (4) (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	-		-
Lawrence W. Leighton (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	20,395		*
Linyuan Zhai (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	2,394		*
Yong Jin (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 4120, New York, New York 10110)	Common Stock	2,394		*
XD. Engineering Plastics Company Limited (address: Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands)	Series B Preferred Stock	1,000,000	(3)	100.0%
XD. Engineering Plastics Company Limited	Common Stock	24,382,598	(3)	51.2%
MSPEA Modified Plastics Holding Limited (address: c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands)	Series D Preferred Stock	15,384,615	(5)	100.0%
Total Ownership of Common Stock by All Directors and Executive Officers as a Group		32,569,314		68.4%

*           Less than 1%

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(1)
The amount of beneficial ownership includes the number of shares of common stock and/or Series B Preferred Stock and/or Series D Preferred Stock, plus, in the case of each of the executive officer and directors and all officers and directors as a group, all shares issuable upon the exercise of the options held by them, which were exercisable as of August 15, 2011 or within 60 days thereafter. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the SEC, every person who has or shares the power to vote or to dispose of shares of common stock are deemed to be the “beneficial owner” of all the shares of common stock over which any such sole or shared power exists.

(2)	Based upon 47,628,367 shares of Common Stock outstanding, 1,000,000 shares of Series B Preferred Stock outstanding, and 2 shares of Series C Preferred Stock outstanding as of August 15, 2011.

(3)
Mr. Jie Han beneficially owns (i) 32,510,131 shares of Common Stock, representing 68.3% of our total outstanding Common Stock, which includes 8,127,533 shares of Common Stock directly held by Mr. Jie Han and 24,382,598 shares of Common Stock beneficially owned by Mr. Jie Han through his sole ownership of XDE, and (ii) 1,000,000 shares of Series B Preferred Stock through his sole ownership of XDE, representing 100% of our total outstanding Series B Preferred Stock.

(4)	Mr. Robert Brisotti’s business address is 40 Wall Street, 31st Floor, New York, NY 10005.

(5)
Upon the closing of the transactions contemplated under the Securities Purchase Agreement, MSPEA Modified Plastics Holding Limited will own 16,000,000 shares of Series D Preferred Stock, representing 100% of our total outstanding Series D Preferred Stock.

SUMMARY OF THE TRANSACTION DOCUMENTS

Securities Purchase Agreement

    Pursuant to the Securities Purchase Agreement, we will issue and sell to MSPEA, and MSPEA will purchase from us, 16,000,000 shares of our Series D Preferred Stock at an aggregate purchase price of $100.0 million, or $6.25 per share. The Closing will take place following satisfaction or waiver of all of the closing conditions set forth in the Securities Purchase Agreement, including without limitation appointment of Mr. Eddy Huang and Mr. Jun Xu (as designees of MSPEA) on the Board and of Mr. Eddy Huang as a member of the Board’s Compensation Committee, appointment of a big 4 accounting firm as our independent registered public accounting firm, approval by Nasdaq of our application to list shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock purchased by MSPEA and other customary conditions. We cannot assure you that the Closing will occur. The Securities Purchase Agreement may be terminated at any time prior to the Closing under circumstances described in the Securities Purchase Agreement. The Issuance Transaction is exempt from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) under Section 4(2) thereof and Regulation D thereunder.

    Pursuant to the Securities Purchase Agreement, if the Company does not achieve an adjusted consolidated net income of RMB360 million for fiscal year 2011, RMB520 million for fiscal year 2012, or RMB800 million for fiscal year 2013 (each, an “Income Target” and collectively, the “Income Targets” ), XDE and Mr. Han have agreed to transfer to MSPEA a certain number (the “Adjustment Number”) of shares of Common Stock at par value of the Common Stock pursuant to an agreed upon formula as described in the Securities Purchase Agreement. MSPEA has the right to elect, at its discretion, to achieve the same consequence of such share transfer, through the issuance and sale of the Adjustment Number of shares of Common Stock by the Company to MSPEA, in which case the Company will simultaneously redeem at par value the Adjustment Number of shares of Common Stock from XDE and/or Mr. Han (subject to certain restriction on the redemption date). In no event, however, shall the total number of shares of Common Stock held by MSPEA on a fully-diluted basis as a result of such share transfers as described above exceed 33% of the total number of shares of Common Stock of the Company on a fully-diluted basis immediately after the Closing.

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    Pursuant to the Securities Purchase Agreement, prior to the Closing, the Company shall appoint Mr. Eddy Huang and Mr. Jun Xu, the two designees of MSPEA to the Board, and also appoint Mr. Eddy Huang to the Compensation Committee of the Board. Each of Messrs. Huang and Xu will enter into an Indemnification Agreement with the Company, under which each of Mr. Eddy Huang and Mr. Jun Xu is entitled to standard indemnification protection as a director of the Company.

    Pursuant to the Securities Purchase Agreement, MSPEA will have the right to purchase, subject to certain customary exceptions, on a pro rata and as-converted basis, prior to any third party, any equity securities of any type or class of the Company to be issued by the Company on the same terms and conditions as proposed to the third party.

Terms of the Series D Preferred Stock

    Below is a summary of the key terms of the Series D Preferred Stock as set forth in the Certificate of Designation to be filed with the Nevada Secretary of State upon the Closing:

•
Ranking: The Series D Preferred Stock is junior to each of the Series B Preferred Stock and the Series C Preferred Stock and senior to our Common Stock and the Junior Stock, in each case as to the payment of dividends and liquidation preference.

•
Dividend: Each share of Series D Preferred Stock is entitled to be paid non-cumulative dividend or other distribution by us simultaneously with any dividend or distribution on any shares of Common Stock or any Junior Stock in an amount equal to the product of (i) the dividend or distribution payable on each share of Common Stock or Junior Stock multiplied by (ii) the number of shares of Common Stock issuable upon conversion of a share of Series D Preferred Stock.

•
Conversion: The shares of Series D Preferred Stock are convertible into shares of Common Stock at any time on or after January 1, 2012 but on or before the date that is three years from the issuance date (the “Maturity Date”) at the then applicable conversion price, subject to mandatory or optional redemption arrangement in certain circumstances as described in the Certificate of Designation. At any time on or after the Maturity Date, and if each of the Income Targets has been achieved, the Company will have the right to require each holder of any share of Series D Preferred Stock to convert any outstanding share of Series D Preferred Stock into Common Stock at the then applicable conversion price. The initial conversion price is $6.25 per share and is subject to customary anti-dilution adjustments for stock split, stock combination, issuance of shares of Common Stock as a dividend or distribution on shares of the Common Stock or mergers or reorganization.

 11

•
Voting Rights: The holders of the Series D Preferred Stock will be entitled to vote upon all matters upon which holders of Common Stock have the right to vote, such votes to be counted together with shares of Common Stock as a single class.  Each holder of outstanding shares of Series D Preferred Stock will be entitled to cast the number of votes equal to the number of votes that would be attributable to the shares of Common Stock issuable upon conversion of such shares of Series D Preferred Stock, assuming such conversion took place on the record date for determining the stockholders entitled to vote on such matter. Holders of Series D Preferred Stock have the right to elect, voting as a separate class, two directors to serve on the Board so long as at least 12,800,000 (adjusted for any dilutive corporate actions) shares of Series D Preferred Stock are outstanding, and one director to serve on the Board if the number of shares of Series D Preferred Stock outstanding at such time is less than 12,800,000 (adjusted for any dilutive corporate actions) but more than 1,600,000 (adjusted for any dilutive corporate actions). For so long as at least 1,600,000 (adjusted for any dilutive corporate actions) shares of Series D Preferred Stock remain outstanding, holders of Series D Preferred Stock have veto rights over certain material corporate actions of the Company and its subsidiaries as described in the Certificate of Designation.

•
Redemption:  Holders of the shares of the Series D Preferred Stock have the right to require us to redeem all or a portion of the outstanding shares of the Series D Preferred Stock, subject to certain restriction on the redemption date, at a price per share equal to an amount that would yield a total internal rate of return of 15% to such holder on the original issue price of the Series D Preferred Stock of $6.25 per share (as adjusted, for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or other like changes in our capital structure) (the “IRR Price”) upon the occurrence of the following events: (i) our failure to achieve an adjusted consolidated net income of RMB360 million for fiscal year 2011, or RMB468 million for fiscal year 2012, or RMB608 million for fiscal year 2013, (ii) a breach by us, XDE or Mr. Han of any representation, warranty, covenant or other agreement in any Transaction Document that (A) in the case of a breach of a covenant or agreement that is curable, has remained uncured for 30 days after notice and (B) has had or could reasonably be expected to have a material adverse impact on (x) the business, operations, properties, financial position (including any material increase in provisions), earnings or condition of the Company and its subsidiaries taken as a whole, or (y) the value, marketability or liquidity of the Series D Preferred Stock taking into account any remedies already sought and received in connection with such breach, (iii) the commencement by the Company or any of its subsidiaries of any bankruptcy, insolvency, reorganization or other similar applicable law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or such subsidiary to the entry of a decree or order for relief in respect of the Company or any of its subsidiaries in an involuntary case, or (iv) the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar officials of the Company or any of its subsidiaries for the winding up or liquidation of its affairs. On or after the Maturity Date, holders of any outstanding shares of Series D Preferred Stock shall require us to redeem each share of Series D Preferred Stock in cash at the IRR Price.

•
Liquidation Preference:  If we voluntarily or involuntarily liquidate, dissolve or wind up our affairs, each holder of the Series D Preferred Stock will be entitled to receive out of our assets available for distribution to stockholders, after satisfaction of liabilities to creditors, if any, and before any distribution of assets is made on the our Common Stock or any of our other shares of Junior Stock, a liquidating distribution in the amount that is the greater of (a) an amount per share of the IRR Price, taking into account of all cash dividends and distributions paid by us and received by such holder, and (b) the amount such holder would receive as a holder of Common Stock assuming the prior conversion of each share of our Series D Preferred Stock. In any such distribution, if our assets are not sufficient to pay the liquidation preferences in full to all holders of shares of the Series D Preferred Stock, the amounts paid to the holders of shares of Series D Preferred Stock will be paid pro rata in accordance with the respective aggregate liquidation preferences of those holders. If the liquidation preference has been paid in full to all holders of shares of Series D Preferred Stock then the holders of the Common Stock and the Junior Stock will be entitled to receive all of our remaining assets according to their respective rights and preferences.

 12

•
Purchase Rights: Holders of shares of the Series D Preferred Stock will have the right to participate, pro rata and on an as-converted basis, in any grant, issuance, or sale by us of any equity securities or other property to the record holders any class of Common Stock.

•
Transferability: A holder of shares of Series D Preferred Stock may transfer, directly or indirectly, some or all of the Series D Preferred Stock and the accompanying rights under the Certificate of Designation held by such holder without our consent, provided that such assignment is in compliance with applicable securities laws and the transferee is not principally engaged in our principal business in China unless otherwise approved in writing by us.

Stockholder's Agreement

    In connection with the Securities Purchase Agreement, XDE, Mr. Han and MSPEA entered into the Stockholders’ Agreement on August 15, 2011. Pursuant to the Stockholders’ Agreement, so long as MSPEA holds any of our equity securities, without MSPEA’s prior written consent, neither XDE nor Mr. Han may transfer or otherwise dispose of or suffer to exist any encumbrance on any our equity securities directly or indirectly held by XDE or Mr. Han, and Mr. Han may not transfer or otherwise dispose of any equity securities of XDE, subject to certain exceptions specified in the Stockholders’ Agreement.

    In addition, so long as MSPEA holds any of our equity securities, if a transfer of any of our equity securities by XDE or Mr. Han to a third party may result in the change of control of our Company, MSPEA shall have the right but not the obligation to require the potential transferee to purchase all or a portion of the equity securities of our Company held by MSPEA based on the same terms and conditions as offered to XDE and/or Mr. Han.

    Furthermore, if we issue or sell any shares of Common Stock or equity securities (other than certain customary exempted issuances) at a price per share of Common Stock, or in the case of other equity securities exchangeable or convertible into shares of Common Stock, at a conversion or exercise price for a share of Common Stock (in each case, the “New Issue Price”) that is less than the then effective conversion price of the Series D Preferred Stock, MSPEA shall have the right to purchase from XDE and/or Mr. Han, and XDE and/or Mr. Han shall transfer to MSPEA, at par value per share, a number of shares of Common Stock that is equal to (i) the number of shares of Common Stock that the Series D Preferred Stock held by MSPEA would have been convertible into as if the then effective conversion price is equal to the New Issue Price, minus (ii) the number of shares of Common Stock that the outstanding Series D Preferred Stock held by MSPEA are convertible into under the then effective conversion price.

    The Stockholders’ Agreement will terminate when MSPEA and its permitted transferees no longer hold at least 1,600,000 (adjusted for any dilutive corporate actions) shares of Series D Preferred Stock.

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Share Pledge

   In connection with the Stockholders’ Agreement, XDE and MSPEA will enter into the Pledge Agreement on or prior to the Closing. Pursuant to the Pledge Agreement, XDE will pledge 16,000,000 shares of Common Stock it holds (the “Pledged Shares”) at the Closing to guarantee its and Mr. Han’s obligations under the Transaction Documents. The Pledge Agreement will terminate upon the earlier of (i) the redemption in full of all of the shares of Series D Preferred Stock held by MSPEA, or (ii) the conversion of all of the shares of Series D Preferred Stock into Common Stock, so long as there is no outstanding claim or dispute between MSPEA and its affiliates on the one hand, and the Company, XDE or Mr. Han on the other hand.

Registration Rights Agreement

    In connection with the Securities Purchase Agreement, we entered into the Registration Rights Agreement with MSPEA on August 15, 2011, pursuant to which we are required to file a shelf registration statement within 30 or 60 days (depending on the form of the shelf registration statement required to be used) after the request from the holders of at least 25% of our outstanding registrable securities. Such shelf registration statement shall be declared effective no later than the earlier of (i) the date that is 60 days after the filing date (or 90 days after the filing date if the SEC reviews and has written comments to the filed registration statement), or (ii) five business days following the date the SEC or its staff notifies us that it will not review the registration statement or that we may request effectiveness of the registration statement. If we breach certain of our obligations under the Registration Rights Agreement, we will be obligated to pay liquidated damages to the holder of registrable securities, up to a maximum of 0.05% of (i) the number of SEC approved registrable securities then held by such holder as of such date, multiplied by (ii) the purchase price paid by such holder for such SEC approved registrable securities then held, for each day the timely filing is not done, excluding the day on which it first occurred.

INCREASE IN NUMBER OF DIRECTORS

    The Board currently consists of seven directors. The Charter and the Bylaws provide that the number of directors of the Board shall from time to time be fixed and determined by the directors, subject to the approval of our stockholders.

    On August 15, 2011, the Board approved, subject to approval of our stockholders, the increase in the number of directors constituting the Board from seven to nine, effective immediately prior to the Closing and the filing of the Charter Amendment. Subsequently and also on August 15, 2011, the Majority Stockholders consented in writing to such Stockholder Action.

    Pursuant to the Securities Purchase Agreement, prior to the Closing, we will appoint Mr. Eddy Huang and Mr. Jun Xu, the two designees of MSPEA to the Board, and also appoint Mr. Eddy Huang to the Compensation Committee of the Board.

REASONS FOR THE CHARTER AMENDMENT

    Our Board has considered the advantages and disadvantages of adopting the Charter Amendment and believes that the adoption of the Charter Amendment, which clarifies the rights of the holders of our Common Stock and sets forth the Board's authority with respect to the different series of our Preferred Stock, will be in the best interests of the Company and our stockholders.  The Board also believes that the Charter Amendment will make the Company's capital structure more attractive to prospective business venture partners or future investors.

 14

AMENDMENT OF ARTICLES OF INCORPORATION

    In connection with the Securities Purchase Agreement, on August 15, 2011, our Board approved the form, terms and the transactions under the Certificate of Designation and approved, subject to our stockholders’ approval, the Charter Amendment. Subsequently and also on August 15, 2011, the Majority Stockholders approved by written consent the adoption of the Charter Amendment which, among other things, clarifies the rights of holders of our Common Stock and our Board’s authority with respect to our Preferred Stock, and the filing of the Certificate of Designation and the Charter Amendment with the Nevada Secretary of State. The full text of the Certificate of Designation and the Charter Amendment is attached hereto as Exhibit B and Exhibit I, respectively, which you are encouraged to read in its entirety.

    The action to adopt the Charter Amendment, if not revoked or terminated earlier, will become effective no earlier than 20 calendar days after the date this Information Statement is first sent or given to our stockholders and the filing of the Charter Amendment with the Nevada Secretary of State will not occur or become effective until certain conditions set forth in the Securities Purchase Agreement have been satisfied or waived.

NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 15, 2011, the Audit Committee approved the dismissal of Moore Stephens Hong Kong (“Moore Stephens”) as our independent registered public accounting firm.

The audit reports of Moore Stephens on the our condensed consolidated financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In addition, during the two fiscal years ended December 31, 2010 and 2009, and the subsequent interim period through August 15, 2011, there were no (1) disagreements with Moore Stephens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make references in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

Also on August 15, 2011, pursuant to the Securities Purchase Agreement, the Audit Committee approved the appointment of KPMG, effective August 15, 2011, as our independent registered public accounting firm for the fiscal year ending December 31, 2011. On August 15, 2011, KPMG accepted the engagement and the Board also resolved to have our stockholders ratify the Auditor Appointment. The Majority Stockholders subsequently ratified the Auditor Appointment by written consent and such ratification is sufficient to ratify the Auditor Appointment by our stockholders under the Charter and Bylaws.

Prior to our engagement of KPMG on August 15, 2011, KPMG has not rendered any professional services to us, nor have we paid KPMG any fees, for the fiscal years ended December 31, 2010 and 2009.

Audit Fees

    During the fiscal year ended December 31, 2010, the aggregate fees billed were $140,000 for professional services rendered by Moore Stephens for the audit of our annual financial statements included in our report on Form 10-K and the reviews of the financial statements included in our reports on Form 10-Q filed with the SEC.

15

    During the fiscal year ended December 31, 2009, the aggregate fees billed by Moore Stephens were $109,819 for professional services rendered by Moore Stephens for the audit of our annual financial statements included in our report on Form 10-K and the reviews of the financial statements included in our reports on Form 10-Q filed with the SEC.

Audit Related Fees

    Excluding those fees disclosed in the Audit Fees section above, there were no audit related fees for the fiscal years ended December 31, 2010 and 2009.

Tax Fees

    During the fiscal years ended December 31, 2010 and 2009, there were no tax fees billed by Moore Stephens for professional services rendered for tax compliance work and other tax related services.

All Other Fees

    During the fiscal years ended December 31, 2010 and 2009, the aggregate fees billed by Moore Stephens were $25,000 and $7,500, respectively, for professional services related to other miscellaneous securities filings.

    Prior to such appointment, we had not consulted with KPMG with respect to: (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a “disagreement” (as such term is described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” with Moore Stephens (as such term is described in Item 304(a)(1)(v) of Regulation S-K).

INCORPORATION BY REFERENCE

    The description of the Transaction Documents and other related documents and matters in this Information Statement is qualified in its entirety by reference to the full text of such instruments and agreements attached hereto as Exhibits A through I respectively.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

    None of the persons who have been our director or officer at any time since the beginning of the last fiscal year or their respective associate has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Issuance Transaction or related matters that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

 16

FINANCIAL STATEMENTS

    Our audited condensed consolidated balance sheets and the related audited condensed consolidated statements of income and cash flows for each of the two years in the period ended December 31, 2010 are incorporated by reference to our annual report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”), which was previously filed with SEC on March 31, 2011 and our unaudited condensed consolidated balance sheets and the related unaudited condensed consolidated statements of income and cash flows for the three month periods ended March 31, 2011 and June 30, 2011, respectively, are also incorporated by reference to our quarterly report on Form 10-Q for the quarter ended March 31, 2011 (the “March 31 Form 10-Q”), which was previously filed with the SEC on May 12, 2011 and our quarterly report on Form 10-Q for the quarter ended June 30, 2011 (the “June 30 Form 10-Q”), which was previously filed with the SEC on August 15, 2011.  A copy of the 2011 10-K, the March 31 Form 10-Q and the June 30 Form 10-Q are incorporated to this Information Statement by this reference. Stockholders should refer to the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Financial Statements” set forth in the 2010 Form 10-K, the March 31 Form 10-Q and the June 30 Form 10-Q.

COST OF THIS INFORMATION STATEMENT AND DISTRIBUTION

    We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders.  Requests by phone should be directed to our Chief Financial Officer at 1-212-747-1088, and requests in writing should be sent to China XD Plastics Company Limited, Attention Chief Financial Officer, 500 5th Avenue, Suite 4120, New York, New York 10110.  Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

    Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

    Also, please note that this Information Statement is available over the internet at www.chinaxd.net.

ADDITIONAL INFORMATION

    We file annual, quarterly and current reports, proxy statements and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

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EXHIBIT A
SECURITIES PURCHASE AGREEMENT

Execution Version

SECURITIES PURCHASE AGREEMENT

among

CHINA XD PLASTICS COMPANY LIMITED,

MSPEA MODIFIED PLASTICS HOLDING LIMITED

XD. ENGINEERING PLASTICS COMPANY LIMITED

and

JIE HAN

________________________________

Dated August 15, 2011

________________________________

SCHEDULE 1	PART A – PARTICULARS OF THE COMPANY

PART B – PARTICULARS OF HK SPV

PART C – PARTICULARS OF PRC OPCO

PART D – PARTICULARS OF THE OTHER ONSHORE COMPANIES

PART E – STRUCTURE CHART

SCHEDULE 2	COMPANY WARRANTIES

SCHEDULE 3	INVESTOR WARRANTIES

SCHEDULE 4	KEY HOLDER WARRANTIES

SCHEDULE 5	LIST OF SINIOR MANAGERS

SCHEDULE 6	POST-COMPLETION CONVENANTS

EXHIBIT A	TERMS OF THE SERIES D PREFERRED STOCK

EXHIBIT B	FORM PLEDGE AGREEMENT

EXHIBIT C	AMENDMENT TO THE ARTICLES OF INCOROPRATION OF THE COMPANY

EXHIBIT D	AMENDMENT TO THE BY-LAWS OF THE COMPANY

EXHIBIT E	DIRECTOR INDEMNIFICATION AGREEMENT

EXHIBIT F-1	CERTIFICATE OF INCUMBENCY AND AUTHORITY OF COMPANY

EXHIBIT F-2	CERTIFICATE OF INCUMBENCY AND AUTHORITY OF INVESTOR

EXHIBIT G	COMPANY WIRE INSTRUCTION

********

SECURITIES PURCHASE AGREEMENT (this "Agreement") made on August 15, 2011

AMONG:

(1)	CHINA XD PLASTICS COMPANY LIMITED, a corporation organized and existing under Chapter 78 of the Nevada Revised Statutes of the State of Nevada of the United States of America (the "Company");

(2)
MSPEA MODIFIED PLASTICS HOLDING LIMITED, a company incorporated and existing under the laws of the Cayman Islands with its registered office at c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands (the "Investor");

(3)	XD. ENGINEERING PLASTICS COMPANY LIMITED, a company incorporated and existing under the laws of the British Virgin Islands ("XD Engineering"); and

(4)	JIE HAN (韩杰), a PRC Citizen ("Mr. Han").

RECITALS:

(A)	The Company is a Nevada corporation listed on Nasdaq (as defined below).

(B)
The Company owns all of the issued share capital of Favor Sea Limited (辉海有限公司), a company incorporated and existing under the laws of the British Virgin Islands ("BVI SPV").  BVI SPV owns all of the issued share capital of Hong Kong Engineering Plastics Company Limited (香港工程塑料有限公司), a limited liability company incorporated under the laws of HKSAR (as defined below) ("HK SPV") and Favor Sea (US) Inc. (辉海(美国) 有限公司), a corporation organized under the Business Corporation Law of the State of New York of the United States of America ("New York Co").   HK SPV owns all of the equity interest in Harbin Xinda Macromolecule Material Company Limited (哈尔滨鑫达高分子材料有限责任公司), a limited liability company incorporated in the PRC (as defined below) ("PRC Opco").  PRC Opco owns all of the equity interest in Harbin Xinda Macromolecule Material Engineering Center Company Limited (哈尔滨鑫达高分子材料工程中心有限责任公司), a limited liability company incorporated in the PRC ("Harbin Co"), Harbin Xinda Macromolecule Material Research Center Company Limited (哈尔滨高分子材料研究中心有限责任公司), a limited liability company incorporated in the PRC ("Harbin Research Center") and Harbin Xinda Macromolecule Materials Testing Technical Co., Ltd. (哈尔滨鑫达高分子材料检测技术有限责任公司), a limited liability company incorporated in the PRC ("Harbin Testing").  Harbin Co owns all of the equity interest in Heilongjiang Xinda Software Development Company Limited (黑龙江鑫达软件开发有限责任公司), a limited liability company incorporated in the PRC ("Heilongjiang Co").

(C)
Upon the terms and conditions set forth in this Agreement, the Company intends to issue and sell to the Investor, and the Investor intends to purchase, a certain number of convertible preferred shares in the capital of the Company.

AGREEMENT:

SECTION 1
INTERPRETATION

1.1	Definitions. In this Agreement, unless the context otherwise requires the following words and expressions have the following meanings:

"1933 Act" means the Securities Act of 1933 of the United States of America, as amended, and the rules and regulations promulgated thereunder.

"1934 Act" means the Securities Exchange Act of 1934 of the United States of America, as amended, and the rules and regulations promulgated thereunder.

"Actual Profit" for any Financial Year means the amount of consolidated net income of the Company for such Financial Year, after all charges and provisions for taxes and adjusted to exclude all Excluded Items, as determined by the Auditor based upon the Company Financial Statements for such Financial Year.

"Adjustment Shares" means any shares of Common Stock that (a) XD Engineering and/or Mr. Han shall sell and transfer to the Investor pursuant to Section 8.26(a), 8.26(b), or 8.26(c), or (b) the Company shall issue and allot to the Investor pursuant to Section 8.26(e).

"Affiliate" of a Person (the "Subject Person") means (a) in the case of a Person other than a natural person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with the Subject Person and (b) in the case of a natural person, any other Person that is directly or indirectly Controlled by the Subject Person or is a Relative of the Subject Person.

"Auditor" means the auditor of the Company, which, at any time, shall be a Big 4 Accounting Firm or another accounting firm mutually agreed by the Company and the Investor.

"Big 4 Accounting Firm" means KPMG, PricewaterhouseCoopers, Deloitte Touche Tohmatsu or Ernst & Young or their PRC-domiciled Affiliates.

"Board" means the board of directors of the Company.

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the PRC or HKSAR or New York City are required or authorized by law or executive order to be closed.

"Certificate of Designation" means the certificate of designation of the Series D Preferred Stock, the form of which is attached hereto as Exhibit A.

"China" or the "PRC" means the People's Republic of China and for the purpose of this Agreement shall exclude HKSAR, Taiwan and the Special Administrative Region of Macau.

"Code" means the United States Internal Revenue Code of 1986, as amended.

"Common Stock" means the common stock, par value $0.0001 per share, in the capital of the Company.

"Company Charter Documents" means the Amended Articles of Incorporation of the Company, the By-laws of the Company and the certificates of designation of certain Equity Securities of the Company, each as amended from time to time.

"Company Financial Statements" means, for any Financial Year, the consolidated balance sheet, the consolidated statements of income and consolidated cash flows of the Company for such Financial Year, prepared and audited by a Big 4 Accounting Firm in accordance with U.S. GAAP.

"Completion" means the completion and closing of the purchase of the Purchased Shares.

"Completion Date" means the date and time at which Completion takes place.

"Control" of a Person means (a) ownership of more than 50% of the shares in issue or other equity interests or registered capital of such Person or (b) the power to direct the management or policies of such Person, whether through ownership or voting proxy of the voting power of such Person, through the power to appoint a majority of the members of the board of directors or similar governing body of such Person, through contractual arrangements or otherwise.

"Conversion Shares" means the shares of the Common Stock the Investor is entitled to receive upon conversion of the Purchased Shares.

"Disclosure Schedule" means the disclosure letter delivered by the Company to the Investor on the date hereof.

"Encumbrance" means (a) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including any right granted by a transaction which, in legal terms, is not the granting of security interest or any other encumbrance but which has an economic or financial effect similar to the granting of security interest or any other encumbrance under applicable law, (b) any lease, sub-lease, occupancy agreement, easement or covenant granting a right of use or occupancy to any Person, (c) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, negotiation or refusal or transfer restriction in favor of any Person and (d) any adverse claim as to title, possession or use.

"Equity Securities" means, with respect to any Person, such Person's capital stock, membership interests, partnership interests, registered capital, joint venture or other ownership interests or any options, warrants or other securities, that are directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock, membership interests, partnership interests, registered capital or joint venture or other ownership interests. Unless the context otherwise requires, any reference to "Equity Securities" refers to the Equity Securities of the Company.

"Excluded Items" means (a) all extraordinary or non-recurring gains or losses for the relevant period, (b) all gains or losses derived from any business operation other than the Principal Business of the Group or otherwise derived outside the ordinary course of business of the Group for the relevant period, and (c) all gains or losses attributable to accounting treatment of the Purchased Shares.

"Exempted Issuance" means (a) any issuance of Common Stock upon the conversion of the Series D Preferred Stock; (b) the conversion, exercise or exchange of options, warrants or convertible securities of the Company that are outstanding and have been fully disclosed to the Investor as of the Completion Date; (c) any issuance of shares of Common Stock or options to employees, officers, directors or other service providers of the Company pursuant to any stock or option plan duly approved for such purpose including the approval by the Board; (d) any issuance of Common Stock, options, warrants or convertible securities of the Company pursuant to acquisitions or other strategic transactions, in each case approved by the Board (including the affirmative vote or written consent of at least one (1) Series D Director) and (e) any issuance of Adjustment Shares.

"Existing Financial Statements" means (i) the audited consolidated balance sheets, the audited consolidated statements of income and the audited consolidated statements of cash flows of the Company for the year ended and as of December 31, 2010 and (ii) the consolidated balance sheet, the consolidated statements of income and the consolidated statements of cash flows of the Company for the quarter ended and as of June 30, 2011, in each case prepared in accordance with US GAAP.

"Financial Year" means the financial year of the Company, which ends on December 31 of each calendar year.

"Governmental Authority" means, any government or political subdivision thereof; any department, agency or instrumentality of any government or political subdivision thereof; any court or arbitral tribunal; and the governing body of any securities exchange, whether domestic or foreign, in each case having competent jurisdiction.

"Group" means, the Company and any of its direct and indirect Subsidiaries.

"Group Member" means any member of the Group.

"Hong Kong" or "HKSAR" means the Hong Kong Special Administrative Region of the PRC.

"IFRS" means the international financial reporting standards prescribed by the International Accounting Standards Board and its successors.

"Material Adverse Change" means any change, effect, event, occurrence, state of fact or development that, individually or together with any one or more changes, effects events, occurrences, states of facts or developments, has had or could be reasonably expected to have a material adverse impact on (i) the business, operations, properties, financial position (including any material increase in provisions), earnings or condition of the Group, taken as a whole or (ii) the ability of the Company and/or XD Engineering to timely perform its obligations under and consummate the transactions contemplated by this Agreement in accordance with its terms, provided that in no event shall any of the following, either alone or in combination, constitute a "Material Adverse Change" with respect to clause (i): (A) changes affecting the general economic conditions or financial markets generally in the PRC; (B) changes in applicable accounting principles, or any applicable law, rule or regulation or any interpretation thereof after the date hereof; (C) changes that are the result of factors generally affecting the industries in which the Group Members operate; (D) effects resulting from the public announcement of this Agreement; (E) effects resulting from any actions required to be taken pursuant to this Agreement; or (F) changes in the market price or trading volume of the Common Stock in and of itself (it being understood that any fact, event, circumstance, development, condition, change, occurrence or effect causing or contributing to such change in market price or trading volume may be taken into account in determining whether a Material Adverse Change has occurred or could reasonably be expected to occur); provided further, that facts, events, circumstances, developments, conditions, changes, occurrences or effects set forth in clauses (A), (B) and (C) above shall be taken into account in determining whether a "Material Adverse Change" has occurred or could reasonably be expected to occur if and to the extent such facts, events, circumstances, developments, conditions, changes, occurrences or effects individually or in the aggregate have a disproportionate impact on the Group, taken as a whole, relative to the other participants in the industries and geographic markets in which the Company and the Group Members conduct their businesses.

"Nasdaq" means the NASDAQ Global Market or any successor thereto.

"Nasdaq Stockholder Approval" means the stockholder approval of the Company required by Nasdaq in connection with the transactions contemplated by the Transaction Documents including the issuance or potential issuance of a number of shares of Common Stock which is greater than or equal to 20% of the number of shares of Common Stock outstanding on the date of this Agreement and/or any potential change of control (as defined under the rules and regulations of Nasdaq).

"Onshore Companies" means PRC Opco, Harbin Co, Harbin Research Center, Harbin Testing, Heilongjiang Co and the other legal entities set forth in Schedule 1 and any other Person in the PRC in which any of the foregoing legal entities directly or indirectly owns any interest.

"Party" or "Parties" means any signatory or the signatories to this Agreement and any Person that subsequently becomes a party to this Agreement as provided herein.

"Person" means any natural person, firm, company, Governmental Authority, joint venture, partnership, association or other entity (whether or not having separate legal personality).

"Pledge Agreement" means the Pledge Agreement by and between the Investor and XD Engineering substantially in the form attached hereto as Exhibit B.

"PRC GAAP" means generally accepted accounting principles applied in the PRC.

"Principal Business" means the business of the Group, being the development, manufacturing and distribution of modified plastics for use in the production of automobile, airplane, high-speed train and ship parts and components.

"Pro Rata Share" means the proportion that the number of the shares of Common Stock held the Investor bears to the aggregate number of Common Stock, each on a fully-diluted basis.

"Purchased Shares" means a total of 16,000,000 shares of Series D Preferred Stock to be purchased by the Investor pursuant to the terms of this Agreement.

"Redemption Shares" means any shares of Common Stock that the Company shall redeem from XD Engineering and/or Mr. Han pursuant to Section 8.26(e).

"Registration Right Agreement" means the Registration Right Agreement, dated as of the date hereof by and between the Company and the Investor.

"Related Party" means (a) any Affiliate of any Group Member and (b) any director or officer of any Group Member or any Affiliate thereof.

"Relative" of a natural person means the spouse of such person and any parent, grandparent, child, grandchild, sibling, cousin, in-law, uncle, aunt, nephew or niece of such person or spouse.

"Relevant Person" means (i) a director, officer, employee, or agent of any Group Member and (ii) in the case of the Company, anyone that exercises Control over the Company, and in the case of any other Group Member, anyone that holds Equity Securities of such Group Member.

"SEC" means the United States Securities and Exchange Commission or any successor thereto.

"Senior Managers" means the Company's chief executive officer, chief financial officer, chief operating officer, chief technical officer, and chief administrative officer and other officers of the Company of equivalent positions. The Senior Managers as of the date of this Agreement and as of the Completion Date are set forth in Schedule 5.

"Series C Preferred Stock" means series C convertible preferred stock, par value US$0.0001 per share, in the capital of the Company.

"Series D Director" has the meaning given to it in the Certificate of Designation.

"Series D Preferred Stock" means series D junior convertible preferred stock, par value US$0.0001 per share, in the capital of the Company, with the rights, privileges and preferences set forth in the Certificate of Designation.

"Stockholders' Agreement" means the Stockholders' Agreement, dated as of the date hereof by and among the Investor, XD Engineering and Mr. Han.

"Subsidiary" of any Person (the "Parent") means any Person Controlled by the Parent.

"Target Completion Date" means November 15, 2011.

"Tax" means any tax, duty, deduction, withholding, impost, levy, fee, assessment or charge of any nature whatsoever (including, without limitation, income, franchise, value added, sales, use, excise, stamp, customs, documentary, transfer, withholding, property, capital, employment, payroll, ad valorem, net worth or gross receipts taxes and any social security, unemployment or other mandatory contributions) imposed, levied, collected, withheld or assessed by any local, municipal, regional, urban, governmental, state, national or other body in the PRC, the United States or elsewhere and any interest, addition to tax, penalty, surcharge or fine in connection therewith.

"Tax Authority" means any Governmental Authority which seeks to impose any Taxation in any jurisdiction.

"Tax Returns" means any and all reports, returns, declarations, disclosures, or statements supplied or required to be supplied to a Tax Authority in connection with any Tax, including any schedule, attachment or amendment thereto.

"Transaction Documents" means this Agreement, the Stockholders' Agreement, the Pledge Agreement, the Certificate of Designation, the Registration Right Agreement and the Company Charter Documents.

"US GAAP" means generally accepted accounting principles as applied in the United States of America.

"US$" means United States Dollars, the lawful currency of the United States of America.

1.2	Terms Defined Elsewhere in this Agreement. The following terms are defined in this Agreement as follows:

"2011 Performance Target"	Section 8.25(a)
"2011 Share Adjustment"	Section 8.26(a)
"2012 Performance Target"	Section 8.25(b)
"2012 Share Adjustment"	Section 8.26(b)
"2013 Performance Target"	Section 8.25(c)
"2013 Share Adjustment"	Section 8.26(c)
"8-K Filing"	Section 8.11
"Actual Profit Notice"	Section 8.26(g)
"Adjustment Notice"	Section 8.26(g)
"Agreement"	Preamble
"BVI SPV"	Recitals
"Company Warranties"	Section 6.1
"Company"	Preamble
"Confidential Information"	Section 7.1
"Consideration"	Section 2.1
"DTC"	Section 8.24
"Fees and Expenses"	Section 9.1
"Harbin Co"	Recitals
"Harbin Research Center"	Recitals
"Harbin Testing"	Recitals
"Heilongjiang Co"	Recitals
"HK SPV"	Recitals
"Indemnified Party"	Section 10.1
"Indemnifying Party"	Section 10.1

"Investor"	Preamble
"Investor Warranties"	Section 6.2
"Issuance Notice Period"	Section 8.16(c)
"Key Holder"	Section 10.2(b)
"Key Holder Warranties"	Section 6.3
"Losses"	Section 10.1
"Material Contracts"	Schedule 2
"Mr. Han"	Preamble
"New York Co"	Recitals
"Performance Targets"	Section 8.24
"PRC Opco"	Recitals
"Preemptive Right"	Section 8.16(a)
"Proceeds"	Section 2.3
"Process Agent"	Section 14.3
"Proposed Recipient"	Section 8.16(a)
"Reporting Period"	Section 8.3
"Representatives"	Section 7.1
"Series D Director Designee"	Section 8.15
"XD Engineering"	Preamble

1.3	Interpretation.

(a)
Directly or Indirectly.  The phrase "directly or indirectly" means directly, or indirectly through one or more intermediate Persons or through contractual or other arrangements, and "direct or indirect" has the correlative meaning.

(b)
Gender and Number.  Unless the context otherwise requires, all words (whether gender-specific or gender neutral) shall be deemed to include each of the masculine, feminine and neuter genders, and words importing the singular include the plural and vice versa.

(c)	Headings. Headings are included for convenience only and shall not affect the construction of any provision of this Agreement.

(d)	Include not Limiting. "Include," "including," "are inclusive of" and similar expressions are not expressions of limitation and shall be construed as if followed by the words "without limitation."

(e)
Law.  References to "law" shall include all applicable laws, regulations, rules and orders of any Governmental Authority, or any other self-regulating body, any common or customary law, constitution, code, ordinance, statute or other legislative measure and any regulation, rule, treaty, order, decree or judgment; and "lawful" shall be construed accordingly.

(f)
References to Documents.  References to this Agreement include the Schedules and Exhibits, which form an integral part hereof.  A reference to any Section, Schedule or Exhibit is, unless otherwise specified, to such Section of, or Schedule or Exhibit to this Agreement.  The words "hereof," "hereunder" and "hereto," and words of like import, unless the context requires otherwise, refer to this Agreement as a whole and not to any particular Section hereof or Schedule or Exhibit hereto.  A reference to any document (including this Agreement) is, unless otherwise specified, to that document as amended, restated, consolidated, supplemented, novated or replaced from time to time.

(g)
Share Calculations.  In calculations of share numbers, references to a "fully diluted basis" mean that the calculation is to be made assuming that all outstanding options, warrants and other Equity Securities convertible into or exercisable or exchangeable for Common Stock (whether or not by their terms then currently convertible, exercisable or exchangeable), have been so converted, exercised or exchanged. Any share calculation that makes reference to a specific date shall be appropriately adjusted to take into account any share split, share consolidation or similar event after such date.

(h)
Knowledge. Where any statement is qualified by the expression "to  a Person's knowledge, information and belief" or any similar expression, that statement shall, unless otherwise stated or context otherwise demands, be deemed to refer to such Person's actual knowledge and the deemed knowledge of such matters as such Person would have discovered, had such Person made reasonable enquiries and investigations of a Person in the position of such Person.  In respect of the "knowledge of the Company", the foregoing sentence shall be interpreted by replacing the term "such Person" or other words of similar intent with "Mr. Han and the other Senior Managers" mutatis mutandis.

(i)	Writing. References to writing and written include any mode of reproducing words in a legible and non-transitory form including emails and faxes.

(j)	Language. This Agreement is drawn up in the English language.

SECTION 2
SALE AND PURCHASE OF THE SERIES D PREFERRED STOCK

2.1
Purchased Shares. Upon the terms and subject to the conditions of this Agreement, the Investor agrees to purchase, and the Company agrees to issue and sell to the Investor at Completion, the Purchased Shares for a total purchase price of US$100,000,000 (the "Consideration").

2.2	Consideration. The Investor shall pay the Consideration at Completion in accordance with Section 4.2(b).

2.3	Use of Proceeds. The Company shall use the proceeds from the issuance of the Purchased Shares (the "Proceeds") to fund the capital expenditures and working capital of the Group.

SECTION 3
CONDITIONS PRECEDENT TO COMPLETION

3.1
Conditions Precedent to Obligations of the Investor at Completion.  The obligation of the Investor to complete the purchase of the Purchased Shares at Completion is subject to the fulfillment, prior to or simultaneously with Completion, of the following conditions, any one or more of which may be waived in writing by the Investor:

(a)
the Company Warranties and the Key Holder Warranties remaining true and correct in all material respects (it being understood that any Company Warranty or Key Holder Warranty qualified as to  “materiality,” “Material Adverse Change,” “in all material respects” or similar wording set forth therein shall be true and correct in all respects) on the Completion Date as provided in Section 6.5 (except for those warranties that speak as of a specific date in which case, such warranties shall be true and correct in all material respects as of such date);

(b)
each of the Company, XD Engineering and Mr. Han having performed and complied in all material respects with all of its or his agreements and obligations contained in the Transaction Documents to which it or he is a party that are required to be performed or complied with by it or him on or before Completion;

(c)
Each of the Company and XD Engineering having duly attended to and carried out all corporate procedures that are required under the laws of its place of incorporation or establishment to effect its execution, delivery and performance of each Transaction Document to which it is a party and the transactions contemplated thereby, and having provided copies of all resolutions (and all attachments thereto) described below to the Investor (each certified by a duly authorized director or officer to be true, complete and correct copies as of the Completion Date) which corporate procedures shall include:

(i)
approval by the Board and the written consent of XD Engineering and Mr. Han as stockholders of the Company on or prior to the date hereof, each to the extent required by the applicable law and Company Charter Documents, of the following:

(1)	the authorization and issuance of the Series D Preferred Stock to the Investor; and

(2)	the execution, delivery and performance by the Company of each Transaction Document to which it is a party and all the transactions contemplated thereby.

(ii)
approval by the board of directors and the stockholder(s) of XD Engineering, to the extent required by the applicable law or its charter documents, of the execution, delivery and performance by such entity of each Transaction Document to which it is a party and all transactions contemplated thereby;

(d)	the amendment to the Amended Articles of Incorporation of the Company in the form attached hereto as Exhibit C having been duly adopted.

(e)	the amendment to the By-laws of the Company in the form attached hereto as Exhibit D having been duly adopted;

(f)
all consents and approvals of, notices to and filings or registrations (collectively, the "Approval") with any Governmental Authority or any other Person required pursuant to any applicable law of any Governmental Authority (including any anti-trust, competition or similar legal requirements in any jurisdiction), or pursuant to any contract binding on the Company, XD Engineering, or Mr. Han or whereby their respective assets are subject or bound, to consummate the transactions contemplated by this Agreement and the other Transaction Documents (to the extent that such transactions are to be completed on or prior to the Completion Date) including the Nasdaq Stockholder Approval, having been obtained or made and copies thereof having been provided to the Investor (each certified by a duly authorized director or officer to be true, complete and correct copies thereof as of the Completion Date);

(g)	there being no Governmental Authority or other Person that has:

(i)
instituted or threatened any legal, arbitral or administrative proceedings or inquiry against XD Engineering, Mr. Han, the Company or any other Group Member to restrain, prohibit, delay or otherwise challenge the transaction contemplated hereby or under any Transaction Document or requested any information in connection with the possible institution of any such proceedings or inquiry; or

(ii)
proposed or enacted any statute or regulation which would prohibit, materially restrict, impact or delay implementation of the transactions contemplated under any Transaction Document or the operation of any Group Member or the operation of any Group Member after Completion as contemplated by the Transaction Documents;

(h)	each of the Transaction Documents having been executed by each party thereto other than the Investor and delivered to the Investor;

(i)	there having been since the date of this Agreement, no Material Adverse Change ;

(j)
the Company having delivered to the Investor a copy of the register of directors of the Board as at the Completion Date and copies of all resolutions and documentation evidencing the composition of the Board, certified by a duly authorized director of the Board and the Secretary of the Company to be true, complete and correct copies thereof, and reflecting that the two Series D Director Designees have been duly elected to the Board immediately prior to the Completion;

(k)
the Company having delivered to the Investor (i) duly executed director indemnification agreements in favor of the Series D Directors, in substantially the form attached as Exhibit E hereto, and (ii) evidence that the Company's existing directors' and officers' liability insurance policy that (x) is maintained by the Company covering an aggregate limit of liability of no less than US$10 million, and (y)  has been amended to provide coverage in respect of the Series D Directors in an amount equal to that extended to the Company’s current directors;

(l)	the Company having delivered evidence to the satisfaction of the Investor of the appointment of a Process Agent pursuant to Section 14.3;

(m)	the Company having delivered to the Investor evidence to the satisfaction of the Investor that the Company is validly existing and in good standing in the State of Nevada;

(n)
the Company having delivered to the Investor evidence to the satisfaction of the Investor that the Company has engaged a Big 4 Accounting Firm as the Auditor on or prior to the date hereof and such Auditor having conducted standard opening balance audit procedures and having not resigned;

(o)	the Company having provided a certificate of incumbency and authority in the form attached at Exhibit F-1;

(p)	the due filing of the Certificate of Designation with the Secretary of the State of State of Nevada;

(q)
completion of all appropriate actions to elect or appoint at Completion the Series D Directors to the Board and the Compensation Committee thereof, including, if necessary, taking such appropriate actions to increase the size of the Board and the Compensation Committee thereof to effect such election or appointment;

(r)	Mr. Han having acquired all of the Equity Securities of XD Engineering;

(s)	there being no outstanding comments from the SEC regarding any filings by the Company;

(t)	there having been no suspension in trading of the Common Stock;

(u)
each of the Company, XD Engineering and Mr. Han having delivered to the Investor (i) a certificate, dated the Completion Date and signed by an authorized signatory of such Person, certifying that the conditions set forth in paragraphs (a) through (s) of this Section 3.1 have been satisfied and (ii) such other evidence of the satisfaction of such conditions as the Investor may reasonably request;

(v)	there being no valid injunction that restrains or prohibits the Investor from performing its obligations under any Transaction Document;

(w)
the Investor having received legal opinions from: (i) the Company's Nevada legal counsel, and (ii) the Company's PRC legal counsel; (iii) the Company's Hong Kong legal counsel, (iv) the Company's New York legal counsel, and (v) the Company's British Virgin Islands legal counsel,, each dated as of the Completion Date in form and substance to the satisfaction of the Investor; and

(x)	Nasdaq having approved the listing of the shares of Common Stock issuable upon conversion of the Purchased Shares on Nasdaq.

3.2
Conditions Precedent to Obligations of Company at Completion.  With respect to the Investor, the Company's obligation to complete the allotment and issuance of the Purchased Shares at Completion is subject to the fulfillment, prior to or simultaneously with Completion, of the following conditions, any one or more of which may be waived by the Company:

(a)
the Investor Warranties remaining true and correct in all material respects (it being understood that any Investor Warranty qualified as to “materiality,” “Material Adverse Change,” “in all material respects” or similar wording set forth therein shall be true and correct in all respects) on the Completion Date;

(b)
the Investor having performed and complied in all material respects with all of its agreements and obligations contained in this Agreement and the other Transaction Documents to which it is a party that are required to be performed or complied with by it on or before Completion;

(c)
the Investor having duly attended to and carried out all corporate procedures that are required under the laws of its place of incorporation or establishment to effect its execution, delivery and performance of each Transaction Document to which it is as a party and the transactions contemplated thereby;

(d)	there being no valid injunction that restraints or prohibits XD Engineering, Mr. Han or the Company from performing such Party's obligations under any Transaction Document;

(e)	each of the Transaction Documents having been executed by the Investor and delivered to the other parties;

(f)	the Investor having provided a certificate of incumbency and authority in the form attached at Exhibit F-2;

(g)
the Investor having delivered to the Company (i) a certificate, dated the Completion Date and signed by an authorized signatory of such Person, certifying that the conditions set forth in paragraphs (a) through (f) of this Section 3.2 have been satisfied.

SECTION 4
COMPLETION ACTIONS

4.1
Time and Place of Completion.  Completion shall take place at the Hong Kong offices of Paul, Weiss, Rifkind, Wharton & Garrison, 12th Floor, Hong Kong Club Building, 3A Chater Road, Central, Hong Kong on the third Business Day after all the conditions precedent set forth in Sections 3.1 and 3.2 (other than those conditions precedent that by their terms cannot be fulfilled until Completion) are satisfied or waived in writing, or at such other time and place as the Parties may agree or as may be determined pursuant to Section 4.3.

4.2	Actions at Completion. With respect to the Investor, at Completion,

(a)	the Company shall:

(i)	allot and issue the Purchased Shares to the Investor as fully paid up, non-assessable and free and clear of any Encumbrances;

(ii)
duly register the Investor as the holder of the Purchased Shares in the Company's register of stockholders or stock ledger and deliver a copy of the register of stockholders or stock ledger to the Investor, certified as a true, correct and complete copy by a director of the Company and the secretary of the Company;

(iii)
cause the transfer agent of the Company to duly record the Investor as the holder of the Purchased Shares in the records of the transfer agent and deliver a copy of such records to the Investor, certified as a true, correct and complete copy by a duly authorized officer of the transfer agent;

(iv)	deliver to the Investor a share certificate, duly completed in the name of the Investor and reflecting the Investor's ownership of the Purchased Shares; and

(v)	deliver to the Investor a receipt for payment of the Consideration; and

(b)
subject to Section 9, the Investor shall pay the Consideration, by wire transfer of immediately available funds to an account opened by the Company in accordance with the instructions set forth in Exhibit G.

4.3	Actions if Conditions not Fulfilled. If any condition set forth in Section 3 shall not have been fulfilled or waived in writing by the Target Completion Date,

(a)
the Investor, in the case of a failure of any of the conditions set forth in Section 3.1 by the Company, may, at its option, without prejudice to its rights hereunder and in accordance with applicable law:

(i)	defer Completion of its purchase of Purchased Shares to a later date;

(ii)	so far as practicable, proceed to Completion of its purchase of Purchased Shares; or

(iii)	terminate this Agreement, in accordance with Section 11.2; and

(b)	the Company, in the case of a failure of any of the conditions set forth in Section 3.2, may, at its option, without prejudice to its rights hereunder and in accordance with applicable law:

(i)	defer Completion to a later date;

(ii)	so far as practicable, proceed to Completion; or

(iii)	terminate this Agreement in accordance with Section 11.2.

SECTION 5
OBLIGATIONS OF THE COMPANY  BETWEEN EXECUTION AND COMPLETION

5.1
Notices of Breaches.  From the date hereof until the Completion Date, except as disclosed in the Transaction Documents or otherwise as contemplated thereunder, the Company shall, and shall cause each other Group Member to, conduct its business in a manner consistent with its past practice in its ordinary cause of business.  The Company shall give the Investor prompt notice of any event, condition or circumstance occurring prior to the Completion Date that would constitute a breach of any terms and conditions contained in this Agreement.

5.2
Restrictions on Actions between Execution and Completion.  From the date hereof until the Completion Date, other than as set forth in this Agreement, other Transaction Documents or as set forth in Section 6(pp) of the Disclosure Schedule, the Company shall not, and shall not permit any other Group Member to, without the prior written consent of the Investor, which consent if it is to be given shall not be unreasonably delayed:

(a)	amend, modify or waive any provisions of any Transaction Document;

(b)	make any distribution of profits by way of interim or final dividend, capitalization of reserves or otherwise;

(c)
appoint or change the accounting firm responsible for the audit of the Group, or make any material change of accounting or audit policies of any Group Member other than such change required by the auditor of the Company;

(d)
make any investment or any disposition that is not in the ordinary course of business of the Group or make any capital expenditure or incur any commitment in an aggregate amount exceeding US$2 million;

(e)
approve, waive or make adjustments or modifications to the terms of transactions involving the interest of any Related Party with the transaction value individually or in the aggregate exceeding US$2 million, other than the transactions (x) expressly contemplated in the Transaction Documents and (y) solely between or among the Group Members;

(f)
increase, reduce or cancel the authorized or issued Equity Securities of any Group Member or issue, allot, purchase or redeem any Equity Securities of any Group Member, undertake any recapitalization or similar transaction or do any act which has the effect of diluting or reducing the effective shareholding of the holders of the Series D Preferred Stock on a fully-diluted basis in any Group Member; amend, modify or waive any provision of any document including any certificate of designation related to any authorized or issued Equity Securities of any Group Member;

(g)
make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would require registration of any shares of the Series D Preferred Stock under the 1933 Act, whether through integration with prior offerings or otherwise;

(h)	borrow any money or obtain any financial facilities in an aggregate amount exceeding US$2 million;

(i)	create or allow to exist any Encumbrance of any nature in an aggregate amount exceeding US$2 million whatsoever on any of the property, undertaking, assets or rights of any Group Member;

(j)	enter into any reorganization, consolidation, merger, joint venture or partnership, or acquire, sell, transfer or dispose any Equity Securities of any Person;

(k)
acquire, sell, transfer, license, or otherwise dispose in any form of any asset including any trademarks, patents or other intellectual property owned by any Group Member, other than the sales of products to customers in the ordinary course of business;

(l)
make any alteration or amendment to the Company Charter Documents  or the charter documents of any other Group Member, or change the size or composition of its board of directors or any committee thereof other than contemplated under the Transaction Documents;

(m)
approve any budget or business plan of any Group Member or any modification thereto, or approve the execution or termination of any Material Contract by any Group Member that is not in the ordinary cause of business of the Group;

(n)	cease to conduct or carry on business as now conducted, approve the development of any new line of business or change any part of its business activities;

(o)	settle, compromise or concede any litigation, legal proceedings, arbitration, mediation or any other dispute resolution procedures;

(p)	employ or terminate any Senior Manager; or

(q)	conduct any bankruptcy or insolvency related proceeding.

5.3
Listing.  The Company shall use commercially reasonable best efforts to secure the subsequent listing on the Nasdaq of all of the shares of Common Stock issuable upon conversion of the Purchased Shares and the ongoing listing of such securities thereon.  In connection with the application for such subsequent listing, the Parties agree to cooperate and conduct good faith discussions with Nasdaq and to take all necessary steps, if any, required by Nasdaq in connection with the approval of such application and the continued listing of such securities so long as such requirement does not materially and adversely affect the Parties’ rights and obligations under the Transaction Documents and any related document.

SECTION 6
REPRESENTATIONS AND WARRANTIES

6.1
Company Warranties.  The Company represents and warrants to the Investor in the terms of the warranties set forth in Schedule 2 hereto (such warranties, the "Company Warranties") and acknowledge that the Investor in entering into this Agreement is relying on such Company Warranties.

6.2
Investor Warranties. The Investor represents and warrants to the Company, XD Engineering and Mr. Han in the terms of the warranties set forth in Schedule 3 hereto (such warranties, the "Investor Warranties") and acknowledges that the Company in entering into this Agreement is relying on the Investor Warranties.

6.3
Key Holder Warranties. Each of Mr. Han and XD Engineering, jointly and severally, represents and warrants to the Investor in terms of the warranties set forth in Schedule 4 hereto (such warranties, the "Key Holder Warranties") and acknowledges that the Investor is entering into this Agreement is relying on the Key Holder Warranties.

6.4
Knowledge of Claims.  Each of the Company Warranties, the Key Holder Warranties and the Investor Warranties is given subject to the matters fully and fairly disclosed in the numbered and lettered section corresponding to such Company Warranties, Key Holder Warranties and Investor Warranties in the Disclosure Schedule (including the schedules and the appendices thereof).  No other information relating to any Group Member, XD Engineering or Mr. Han of which Investor has knowledge (actual or constructive), no other information relating to the Investor of which the Company, XD Engineering or Mr. Han has knowledge (actual or constructive) and no investigation by or on behalf of the Investor, the Company, XD Engineering or Mr. Han shall prejudice any claim made by the Investor, the Company, XD Engineering or Mr. Han, as the case may be, under the indemnity contained in Section 10, or operate to reduce any amount recoverable thereunder.  It shall not be a defense to any claim against the Company, XD Engineering or Mr. Han or the Investor that the Company, XD Engineering or Mr. Han or the Investor, as the case may be, knew or ought to have known or had constructive knowledge of any information (other than as fully and fairly disclosed in the Disclosure Schedule) relating to the circumstances giving rise to such claim.  The Disclosure Schedule shall be deemed to take effect as at the date hereof.

6.5
Bring-Down to Completion.  The Company Warranties and the Key Holder Warranties shall be deemed to be repeated as at the Completion Date as if they were made on and as of the Completion Date and all references therein to the date of this Agreement were references to the Completion Date.

6.6	Survival. The Company Warranties and the Key Holder Warranties shall survive the Completion Date for a period of two (2) years following the Completion Date.

SECTION 7
CONFIDENTIALITY; RESTRICTION ON ANNOUNCEMENTS

7.1
General Obligation.    Each Party undertakes to the other Parties that it shall not reveal, and that it shall use its commercially reasonable efforts to procure that its respective directors, officers, employees, agents, counsel and advisors who are in receipt of any Confidential Information (collectively, "Representatives") do not reveal, to any third party any Confidential Information without the prior written consent of the Company or the concerned Party, as the case may be, or use any Confidential Information in such manner that is detrimental to the Company or the concerned Party, as the case may be.  The term "Confidential Information" as used in this Section 7 means, (a) any non-public information concerning the organization, structure or business of any Party; (b) the terms of this Agreement and the terms of any of the other Transaction Documents, and the identities of the Parties and their respective Affiliates; and (c) any other information or material prepared by a Party or its Representatives that contains or otherwise reflects, or is generated from, Confidential Information.

7.2	Exceptions. The provisions of Section 7.1 shall not apply to:

(a)
disclosure of Confidential Information that is or becomes generally available to the public other than as a result of disclosure by or at the direction of a Party or any of the Representatives in violation of this Agreement;

(b)
disclosure by a Party to a Representative or an Affiliate, provided that such Representative or Affiliate (i) is under a similar obligation of confidentiality or (ii) is otherwise under a binding professional obligation of confidentiality;

(c)
disclosure, after giving prior notice to the other Parties to the extent practicable under the circumstances and subject to any practicable arrangements to protect confidentiality, to the extent required under the rules of any stock exchange on which the shares of a Party or its parent company are listed or by applicable laws or governmental regulations or judicial or regulatory process or in connection with any judicial process regarding any legal action, suit or proceeding arising out of or relating to this Agreement; provided that no prior notice to any Party shall be required to be given under this Section 7.2(c) with respect to any dispute arising out of or relating to this Agreement; or

(d)
disclosure by the Investor of Confidential Information to a financing source in connection with an arrangement under Section 8.10 hereof; provided that such financing source shall be subject to confidentiality obligations similar to the ones set forth in this Section 7.

7.3
Publicity.  Subject to Section 8.11, except as required by law, by any Governmental Authority including any relevant stock exchange on which the shares of a Party or its parent company are listed or otherwise agreed by all the Parties, no publicity release or public announcement concerning the relationship or involvement of the Parties shall be made by any Party; provided that any such publicity release or public announcement shall be reviewed and agreed by all Parties hereto prior to its release.

SECTION 8
COVENANTS

8.1
Commercially Reasonable Best Efforts.  Each party shall use its/his commercially reasonable best efforts to timely satisfy each of the covenants and conditions for Completion to be satisfied by it/him as provided in this Agreement.

8.2
Corporate Existence.  Except as approved in accordance with the Company's then-existing articles of incorporation (including by the requisite holders of Purchased Shares pursuant to the Certificate of Designation), so long as the Investor beneficially owns any Purchased Shares or Conversion Shares, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets and shall not be party to any Reorganization Event (as defined in the Certificate of Designation).

8.3
Reporting Status.  Until the earlier of (i) the date on which the Investor shall have sold all of the Purchased Shares and the Conversion Shares and (ii) the date on which the Investor may sell all of the Purchased Shares and the Conversion Shares without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor rule thereto) promulgated under the 1933 Act (the "Reporting Period"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act would no longer require or otherwise permit such termination.

8.4	Form S-3 Eligibility. The Company shall use commercially reasonable efforts to maintain its eligibility to register the Conversion Shares for resale by the Investor on Form S-3.

8.5
Listing.  The Company shall use commercially reasonable efforts to maintain the Common Stock's authorization for listing on the Nasdaq.  Neither the Company nor any other Group Member shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Nasdaq.

8.6
Financial Information.  The Company agrees to promptly, and in any event within five days of completion thereof, send the following to the Investor during the Reporting Period unless the following are filed with the SEC through the EDGAR system and are available to the public through the EDGAR system (i) a copy of its Annual Reports and Quarterly Reports on Form 10-K or 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders' equity statements and/or cash flow statements, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act or such similar reports or financial statements if not filed with the SEC on such Forms, and (ii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

8.7
Information Rights.  So long as the Investor is entitled to appoint the Series D Directors or its nominees serve as directors of the Company, upon the reasonable request of the Investor the Company shall provide to the Investor financial or other information (including non-public information) regarding the business and operation of the Group, including any information or statements as may be reasonably necessary for the Investor (or any of its direct or indirect owner) to file any Tax Return or other filings required by law.  So long as the Investor is entitled to appoint the Series D Directors or its nominees serve as directors of the Company, upon the Investor's request, and with reasonable prior notice to the Company, the Company shall permit representatives of the Investor, during normal office hours, to (a) visit any of the sites and premises where the business of each Group Member is conducted; (b) inspect any of the sites, facilities, plants and equipment of each Group Member; and (c) have access to those officers, employees, agents, accountants, auditors, contractors and subcontractors of each Group Member who have or may have knowledge of matters with respect to which the Investor seeks information.

8.8
Budgets and Business Plans.  The Company shall prepare a proposed annual operating and capital budget and business plan for the Company, which shall be submitted to the Investor within 90 days after the commencement of each fiscal year of the Company.  The Board shall adopt a budget and business plan for the Company promptly after the submission of such budget and business plan after the commencement of the relevant fiscal year of the Company, which the Board shall review at least twice annually and may revise from time to time in accordance with the needs of the Group.

8.9
Notification to the Investor.  The Company shall promptly notify the Investor of the occurrence of any transaction or event (i) as a consequence of which caused by the Company (whether alone or together with any one or more transactions or events occurring before, on or after the Completion Date) any material Liability of any Group Member has arisen or will or may arise (including any legal proceedings or material threatened legal proceedings), or (ii) which may otherwise cause a material adverse effect on any Group Member.

8.10
Pledge of Securities.  The Company acknowledges and agrees that the Purchased Shares and the Conversion Shares may be pledged by the Investor in connection with a bona fide margin agreement or other loan or financing arrangement.  The pledge of the Purchased Shares and the Conversion Shares shall not be deemed to be a transfer, sale or assignment of such securities hereunder, and by effecting such a pledge the Investor shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document.  The Company hereby agrees to execute and deliver such documentation as a pledgee may reasonably request in connection with such a pledge by the Investor.

8.11
Disclosure of Transactions and Other Material Information.  Subject to Section 7, on or before 8:30 a.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents as exhibits to such filing (including all attachments thereto, the "8-K Filing"), provided that the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release. In the event that the Investor is not entitled to appoint the Series D Directors and its nominees no longer serve as directors of the Company, the Company shall not, and shall cause each other Group member not to, provide the Investor with any material, nonpublic information regarding the Company or any other Group Member without the express written consent of the Investor prior to such disclosure.

8.12
Form D and Blue Sky.  The Company agrees to file a Form D with respect to the Purchased Shares and the Conversion Shares as required under Regulation D under the 1933 Act and to provide a copy thereof to the Investor promptly after such filing.  The Company shall, on or before the Completion, take such action as necessary in order to obtain an exemption for or to qualify the Purchased Shares and the Conversion Shares for sale to the Investor at the Completion pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the Completion.  The Company shall make all filings and reports relating to the offer and sale of the Purchased Shares and the Conversion Shares required under applicable securities or "Blue Sky" laws of the states of the United States following the Completion.

8.13
Reservation of Common Stock.  The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance and delivery upon conversion of the Series D Preferred Stock, as provided in the Certificate of Designation, the maximum number of Conversion Shares that may be issuable or deliverable upon such conversion. Such Conversion Shares are duly authorized and, when issued or delivered in accordance with the Certificate of Designation, shall be validly issued, fully paid and non-assessable.  The Company shall issue such Conversion Shares in accordance with the terms of the Certificate of Designation, and otherwise comply with the terms hereof and thereof.

8.14
Information Statement.  Promptly after the written consent of XD Engineering and Mr. Han to the transactions contemplated under the Transaction Documents, the Company shall (x) file with the SEC an information statement in conformance with the 1934 Act and in accordance with Nevada law within three (3) Business Days after the date hereof, and comply with any comments from the SEC to revise such information statement as soon as practicable; and (y) mail such information statement to its stockholders of record in compliance with applicable law as soon as practicable after the SEC informs the Company that it has completed the review of such information statement and has no further comments. The information statement, as well as any proposed revisions thereto, shall be reviewed by the Investor prior to its filing.

8.15
Series D Directors.  Effective upon the Completion,  the Company will cause Eddy Huang and Jun Xu (or other designees of the Investor) (the "Series D Director Designees") to be appointed to fill the two (2) directorship reserved for the Series D Directors in accordance with the Certificate of Designation and concurrently the Company shall cause Eddy Huang (or another designee of the Investor) to be appointed to fill the one (1) seat at the Compensation Committee of the Board.  Concurrently with the appointment of the Series D Director Designees, the Company, the Investor and the Series D Director Designees shall enter into indemnification agreements in form and substance mutually agreeable to the Investor on the one hand, and the Company on the other hand, for the benefit of the Series D Director Designees. It is understood that the appointment of the Series D Director Designees as directors of the Board will be subject to legal and governance requirements regarding service as directors of the Company.

8.16	Preemptive Right.

(a)
The Company shall not issue any securities (including any Equity Securities or any debt or other securities of any kind) of any type or class to any Person (the "Proposed Recipient") unless the Company has offered the Investor in accordance with the provisions of this Section 8.16 the right to purchase up to its Pro Rata Share of such issuance (the "Preemptive Right"), for a per unit consideration, equal to the per unit consideration to be paid by the Proposed Recipient and otherwise on the same terms and conditions as are offered to the Proposed Recipient. The restrictions under this Section 8.16 shall not apply to any Exempted Issuance.

(b)
Not less than 20 days before a proposed issuance of securities other than an Exempted Issuance, the Company shall deliver to the Investor notice of such proposed issuance setting forth (i) the number, type and terms of the securities to be issued, (ii) the consideration to be received by the Company in connection with the proposed issuance and (iii) the identity of the Proposed Recipients.

(c)
Within 10 days following receipt of the notice referred to in Section 8.16 (B) (the "Issuance Notice Period"), the Investor, if it elects to exercise its rights under this Section 8.16, shall give notice to the Company electing to exercise the Preemptive Right, the maximum number of securities to be purchased by the Investor and its calculation of its Pro Rata Share. Failure by the Investor to give such notice within such 10 days period shall be deemed a waiver by the Investor of its rights under this Section 8.16 with respect to such proposed issuance.

8.17
Insurance.  The Company shall, and shall procure that each other Group Member shall, subject to the availability of the type of insurance and the commercial reasonableness of the terms by the standards generally applied to comparable businesses, insure and keep insured with a reputable insurer or insurers on terms and conditions acceptable to the Investor, all of the assets and business which can be insured of each of its operating subsidiaries, against insurable losses, on a reinstatement basis utilizing current full replacement values, and any other insurance required by law.

8.18
Intellectual Property Protection.  The Company shall, and shall ensure that each other Group Member shall, take all commercially reasonable steps promptly to protect their respective intellectual property rights.

8.19
Compliance with Law.  So long as the Investor beneficially owns any Purchased Shares or Conversion Shares, the Company shall, and shall cause each other Group Member to, and shall use its commercially reasonable best efforts to ensure that every other Relevant Person will fully comply with all applicable law, including the requirements of (x) the Foreign Corruption Practices Act of 1977, as amended, (y) the Sarbanes-Oxley Act of 2002, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective, and (z) the sanction programs administered by the Office of the Foreign Assets Control of the United States Treasury Department.

8.20	Books, Records and Internal Controls.

(a)
The Company shall, and shall cause each other Group Member to, (i) make and keep books, records and accounts which, in reasonable detail, accurately and fairly (x) reflect their transactions and dispositions of assets and (y) present their financial instruments and Equity Securities; and (ii) prepare its financial statements and disclosure documents accurately, in accordance with US GAAP, PRC GAAP or IFRS, as applicable and ensure the completeness and timeliness of such financial statements and disclosure documents.

(b)	The Company shall, and shall cause each other Group Member to, devise and maintain a system of internal accounting controls sufficient to provide reasonable assurance that:

(i)	transactions are executed and access to assets is permitted only in accordance with management's general or specific authorization;

(ii)	transactions are recorded as necessary to permit preparation of periodic financial statements and to maintain accountability for assets;

(iii)	the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

(iv)	any transaction by and between any Group Member and any Related Party is properly monitored, recorded and disclosed.

The Company shall, and shall cause each other Group Members to, install and have in operation an accounting and control system, management information system and books of account and other records, which together will adequately give a fair and true view of the financial condition of the Group and the results of its operations in conformity with IFRS, PRC GAAP or US GAAP, as applicable.

8.21
Post-Completion Covenants. The Company shall, and shall procure that each other relevant Group Member shall, complete all of the events set forth in Schedule 6 within the time period set forth therein.

8.22
Senior Managers.  The Company shall ensure that within fifteen (15) days after the Completion the Senior Managers shall each enter into an employment agreement with the relevant Group Member. Each of such employment agreement shall (i) have a term of no less than five years; (ii) contain non-competition and confidentiality provisions lasting no less than two years after the termination of employment for any reason; and (iii) otherwise be on terms reasonably satisfactory to the Investor.

8.23
Listing Venue.  In the event that any Equity Securities of the Company or any other Group Member become listed on a securities exchange or otherwise traded on any other trading platform (whether the shares of Common Stock are listed on the Nasdaq), the Parties shall take all commercially reasonable steps to ensure that the Investor will directly hold such listed or traded Equity Securities of the applicable Group Member to reflect the Investor's equity interest in the Group.

8.24
Legends.  the Investor understands that the certificates or other instruments representing the Purchased Shares and the Conversion Shares, until such time as the resale of the Purchased Shares and Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the Investor or its successor or assignee upon which it is stamped or issued to such holder by electronic delivery at the applicable balance account at The Depository Trust Company ("DTC"), if (i) such Purchased Shares or Conversion Shares are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, provided such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Purchased Shares or Conversion Shares may be made without registration under the applicable requirements of the 1933 Act, or (iii) in connection with a sale pursuant to Rule 144 if such holder provides the Company with reasonable assurance, including reasonable representations and warranties, that such securities are being sold, assigned or transferred pursuant to Rule 144.  The Company shall be responsible for the fees of its transfer agent, the costs of any legal opinions required by its transfer agent and all DTC fees associated with such issuance.

8.25
Performance Targets.  The Company, XD Engineering and Mr. Han hereby jointly and severally represent, covenant and warrant to the Investor that the Company will be able to achieve each of the following performance targets (the "Performance Targets"):

(a)	the Actual Profit for the Financial Year ended on December 31, 2011 shall be no less than RMB 360 million(the "2011 Performance Target");

(b)	the Actual Profit for the Financial Year ended on December 31, 2012 shall be no less than RMB 520 million (the "2012 Performance Target"); and

(c)	the Actual Profit for the Financial Year ended on December 31, 2013 shall be no less than RMB 800 million (the "2013 Performance Target").

8.26	Share Adjustment.

(a)
XD Engineering and Mr. Han jointly and severally undertake to the Investor that for the Financial Year ended on December 31, 2011, if the Actual Profit for such Financial Year is lower than the 2011 Performance Target, the Investor shall have the right to purchase from XD Engineering and/or Mr. Han, and, subject to Section 8.26(e), XD Engineering and/or Mr. Han shall sell and transfer to the Investor, such number of shares of Common Stock equal to "N1" (as defined below) at par value:

(A)	If the Actual Profit for the Financial Year ended on December 31, 2011 is greater than zero, then subject to paragraph (d) below,

N1 =  (E1/A1)*Y1  - Y1, which result shall be rounded up or down to the nearest whole number (with 0.5 or larger fraction rounded up).

For the purpose of this Section 8.26(a)

E1 =   the 2011 Performance Target;

A1 = the Actual Profit for the Financial Year ended on December 31, 2011; and

Y1 = the total number of shares of Common Stock on a fully diluted basis held by the Investor immediately after the Completion.

(B)
If the Actual Profit for the Financial Year ended on December 31, 2011 is equal to or less than zero, then N1 shall be equal to (a) 33% of the number of shares of Common Stock on a fully-diluted basis immediately after the Completion minus (b) Y1.

(b)
XD Engineering and Mr. Han jointly and severally undertake to the Investor that for the Financial Year ended on December 31, 2012, if the Actual Profit for such Financial Year is lower than the 2012 Performance Target, the Investor shall, subject to the limitations set forth in paragraph (d) below, have the right to purchase from XD Engineering and/or Mr. Han, and, subject to Section 8.26(e), XD Engineering and/or Mr. Han shall sell and transfer to the Investor, such number of shares of Common Stock equal to "N2" (as defined below) at par value:

(A)	If the Actual Profit for the Financial Year ended on December 31, 2012 is greater than zero, then

N2 =           (E2/A2)*Y2  - Y2, which result shall be rounded up or down to the nearest whole number (with 0.5 or larger fraction rounded up).

For the purpose of this Section 8.26(b)

E2 =   2012 Performance Target;

A2 = Actual Profit for the Financial Year ended on December 31, 2012;

Y2 = the sum of (i) the total number of shares of Common Stock on a fully diluted basis held by the Investor immediately after the Completion and (ii) "N1" as determined in accordance with Section 8.26(a);

(B)
If the Actual Profit for the Financial Year ended on December 31, 2012 is equal to or less than zero, then N2 shall be equal to (a) the number of shares of Common Stock that represents 33% of the number of shares of Common Stock on a fully diluted basis immediately after the Completion minus (b) Y2, subject to paragraph (d) below.

(c)
XD Engineering and Mr. Han jointly and severally undertake to the Investor that for the Financial Year ended on December 31, 2013, if the Actual Profit for such Financial Year is lower than the 2013 Performance Target, the Investor shall, subject to the limitations set forth in paragraph (d) below, have the right to purchase from XD Engineering and/or Mr. Han, and, subject to Section 8.26(e), XD Engineering and/or Mr. Han shall sell and transfer to the Investor, such number of shares of Common Stock equal to "N3" (as defined below) at par value:

(A)
If the Actual Profit for the Financial Year ended on December 31, 2013 is greater than zero, then

N3 =    (E3/A3)*Y3  - Y3, which result shall be rounded up or down to the nearest whole number (with 0.5 or larger fraction rounded up).

For the purpose of this Section 8.26(c)

E3 =   2013 Performance Target;

A3 = Actual Profit for the Financial Year ended on December 31, 2013; and

Y3 = the sum of (i) the total number of shares of Common Stock on a fully diluted basis held by the Investor immediately after the Completion, (ii) N1 as determined in accordance with Section 8.26(a) and (iii) N2 as determined in accordance with Section 8.26(b);

(B)
If the Actual Profit for the Financial Year ended on December 31, 2013 is equal to or less than zero, then N3 shall be equal to (a) the number of shares of Common Stock that represents 33% of the number of shares of Common Stock on a fully-diluted basis immediately after the Completion minus (b) Y3, subject to paragraph (d) below.

(d)
Notwithstanding anything to the contrary, under no circumstances shall the aggregate of (x) the sum of N1, N2 and N3 under this Section 8.26(a), (b) and (c) and (y) the number of shares of Common Stock held by the Investor as of the time immediately after the Completion on a fully-diluted basis exceed thirty-three percent (33%) of the total number of the shares of Common Stock on a fully-diluted basis immediately after the Completion.

(e)
Notwithstanding anything to the contrary, the Parties agree that the Investor shall have the right to achieve the economic consequence contemplated under Section 8.26(a), 8.26(b) and 8.26(c) through the following means: (i) the Investor shall have the right to elect to subscribe to and purchase from the Company, instead of XD Engineering and/or Mr. Han, at the relevant time of determination in each applicable Financial Year, (ii) subject to such election by the Investor described in  the immediate preceding clause (i), the Company shall issue and allot to the Investor, in each case of clause (i) and (ii) of this paragraph, such number of shares of Common Stock equal to "N1", "N2" and "N3", as applicable, as determined in accordance with Section 8.26(a), 8.26(b) and 8.26(c), as applicable, and (iii) simultaneously with the issuance of "N1", "N2" and "N3" shares of Common Stock, as applicable, as described in the preceding clause (ii), the Company shall redeem from XD Engineering and/or Mr. Han (and XD Engineering and/or Mr. Han shall sell to the Company), at par value, such number of shares of Common Stock equal to "N1", "N2" and "N3", respectively, provided that the Company shall not redeem any shares of Common Stock from XD Engineering or Mr. Han (and XD Engineering and Mr. Han shall not sell any shares of Common Stock to the Company) if any shares of Series C Preferred Stock remain outstanding, and provided further that each Party shall fulfill its/his obligations under this Section 8.26 (e) as soon as no share of Series C Preferred Stock is outstanding.

(f)
Under no circumstance shall the Investor be required to surrender to XD Engineering or Mr. Han, or to sell to the Company, any number of shares of the Common Stock sold and allotted to the Investor under this Section 8.26.

(g)
The Company’s Auditor shall determine the Actual Profit  for the applicable Financial Year and notify the Parties hereto by delivering a notice (the "Actual Profit Notice") of such determination within ten (10) Business Days after the submission by the Company of the Company Financial Statements to the SEC for the relevant Financial Year.  If any adjustment under this Section 8.26 is triggered, the Investor shall have the right to receive the applicable adjustment under this Section 8.26 by delivering a notice (the "Adjustment Notice"), within five (5) Business Days after its receipt of the applicable Actual Profit Notice, to each of the Company, XD Engineering and Mr. Han.  The Investor shall specify whether it will exercise its right under Section 8.26(e) in the Adjustment Notice.  If the Investor exercises its right under Section 8.26(e), within ten (10) Business Days after the delivery of the applicable Adjustment Notice, (i) the Company shall (x) issue and allot the specified number of Adjustment Shares, free of any Encumbrance, to the Investor at par value, and (y) redeem from XD Engineering and/or Mr. Han the applicable Redemption Shares, at par value, and (ii) XD Engineering and/or Mr. Han shall sell to the Company the applicable Redemption Shares, free of any Encumbrance, and deliver the share certificates representing the Redemption Shares to the Company.  If the Investor does not exercise its right under Section 8.26(e), within ten (10) Business Days after the delivery of the applicable Adjustment Notice, (i) Mr. Han and/or XD Engineering shall sell the specified number of Adjustment Shares, free of any Encumbrance, to the Investor at par value, and (ii) the Investor shall purchase such specified number of Adjustment Shares, free of any Encumbrance, at par value from Mr. Han and/or XD Engineering.  Notwithstanding anything to the contrary in this Agreement, the Company shall not redeem any shares of Common Stock from XD Engineering or Mr. Han (and XD Engineering and Mr. Han shall not sell any shares of Common Stock to the Company) if any shares of Series C Preferred Stock remain outstanding, provided that each Party shall fulfill its/his obligations under this Section 8.26(g) as soon as no share of Series C Preferred Stock is outstanding.

(h)	The Company shall take all actions necessary to ensure that the Company has sufficient number of shares of Common Stock authorized to be issued in accordance with this Section 8.26.

SECTION 9
TAXES, DUTIES, FEES AND EXPENSES

9.1
Fees and Expenses upon Completion.  At Completion, the Company shall pay the Investor all fees and expenses incurred by the Investor for engaging legal counsels and other professional advisors and agents (the "Fees and Expenses") in connection with due diligence, preparation and negotiation of the Transaction Documents, performance hereunder or thereunder and consummation of the transactions contemplated hereby or referred to herein; provided that the total amount of such Fees and Expenses for the Investor shall not exceed US$500,000 (or its equivalent in other currencies).    At Completion, the Company shall bear all Taxes or duties levied by a Tax Authority in connection with the issuance of the Purchased Shares to the Investor in any jurisdiction, if any.

9.2
Fees and Expense in the Absence of Completion.  If this Agreement is terminated pursuant to Section 11.2, each Party shall bear its own fees and expenses incurred in connection with the transaction contemplated hereunder; provided however, if this Agreement is terminated pursuant to Section 11.2(a), Section 11.2(c), Section 11.2(d) or Section 11.2(f), then all fees and expenses incurred by the Investor in connection with the transactions contemplated hereunder shall be borne by the Company, subject to a cap of US$500,000 (or its equivalent in other currencies), and payable upon written notice by the Investor

9.3
Tax Status of the Series D Preferred Stock.  Except to the extent required by a change in law, the Company shall treat the Series D Preferred Stock as "common stock" for purposes of Section 305 of the Code and as not giving rise to any deemed distribution to any holder of the Series D Preferred Stock under Section 305(b)(4) and Section 305(c)of the Code.  In the event that the Investor is treated as receiving a distribution from the Company under Section 301 of the Code, the Company shall determine the amount of the relevant actual and expected earnings and profits of the Company for U.S. federal income tax purposes and whether the Company is treated as a so-called 80-20 company for U.S. federal income tax purposes.1

9.4	Tax Treatment.

(a)
The Company shall consider in good faith whether any steps should be necessary to ensure that the Company and the Group Members are treated as tax residents only in their respective countries of incorporation.  In this regard, the Company shall consider placing, with respect to each of the Company and other Group Members, central management and control, and in particular, the place where the directors of each respective company meet to conduct the business of that company in the entity's jurisdiction of incorporation.  Without limiting the generality of the foregoing, the Company shall also consider in good faith that each Group Member not incorporated in the PRC shall not (i) be managed and controlled from within the PRC, (ii) maintain its books and records within the PRC, or (iii) otherwise be managed in a manner that may cause any Governmental Authority in the PRC to challenge the tax residency of such Group Member or to disregard any entity under the PRC's general anti-tax avoidance rules.

(b)
If reasonably requested by the Investor, the Company shall deliver a certificate under Section 1445 of the Code to the effect that the Company is not (and has not been) a United States real property holding corporation for U.S. federal income tax purposes.

(c)
For applicable U.S. federal income tax purposes and except to the extent required by a change in law, XD Engineering and/or Mr. Han or the Company shall treat any transfer under Section 8.26 of this Agreement as an adjustment to the shares entitled to be received by the Investor under this Agreement and not an adjustment governed by Section 305 of the Code.

SECTION 10
INDEMNIFICATION

10.1	General Indemnity.

(a)
The Company shall indemnify, defend and hold harmless the Investor and its Affiliates, officers, directors, agents and employees (each an "Indemnified Party") from and against any and all losses, damages, liabilities, claims, proceedings, costs and expenses (including the fees, disbursements and other charges of counsel reasonably incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party, in connection with any investigation or evaluation of a claim or otherwise) (collectively, "Losses") resulting from or arising out of any breach by the Company of any Company Warranty or any other covenant or agreement in this Agreement or any other Transaction Document.

(b)
Mr. Han and XD Engineering (the “Key Holders” and, together with the Company, the “Indemnifying Parties”) shall indemnify, defend and hold harmless the Indemnified Parties from and against all Losses resulting from or arising out of any breach by him/it of the Key Holder Warranties and or any other covenant or agreement in this Agreement or any other Transaction Document.

(c)
The Investor shall indemnify, defend and hold harmless the Company, XD Engineering, Mr. Han and their respective Affiliates, officers, directors, agents and employees from and against any and all Losses resulting from or arising out of any breach by the Investor of this Agreement.

10.2	Limitation.

(a)	The Indemnifying Parties’ obligations under Section 10.1 shall be subject to the following limitation:

(i)
The Indemnifying Parties are not liable to make any payment (whether by way of damages or otherwise) and the Indemnified Parties may not make any Claim, for any Loss suffered by the Investor in relation to a breach of any Company Warranty or Key Holder Warranty (as applicable) if the aggregate amount of indemnifiable Losses to all Indemnified Parties is less than $1,000,000; provided that once the aggregate amount of indemnifiable Losses equals or exceeds $1,000,000, the Indemnified Parties shall be entitled to indemnification for the total amount of such Losses;

(ii)
the aggregate indemnification amount payable by the Indemnifying Parties in respect of all Claims for breach of any Company Warranty or Key Holder Warranty (as applicable) to the Indemnified Parties shall not exceed the Consideration; and

(iii)
The Indemnifying Parties are not liable to make any payment (whether by way of damages or otherwise) and the Indemnified Parties may not make any Claim, for any Loss suffered by the Investor in relation to a breach of any Company Warranty or Key Holder Warranty (as applicable) if such Claim for a breach of a Company Warranty or a Key Holder Warranty (as applicable) is brought after the survival period of such Company Warranty or Key Holder Warranty set forth in Section 6.6 hereof.

(b)
In the event that the Company (i) defaults on a final and non-appealable judgment in respect of the Company’s obligation to pay Losses pursuant to Section 10.1(a) hereof or (ii) acknowledges its obligations pursuant to Section 10.1(a), but is either unable to pay or refuses to pay the full amount of the Losses so acknowledged, then

(i)
the Indemnified Parties shall be entitled to present a written demand (the “Demand Letter”) to XD Engineering, who shall be secondarily liable as a limited guarantor of the Company’s obligations under Section 10.1(a) hereof to make payment of any such shortfall amount to the Indemnified Party(ies) so that the Indemnified Party(ies) shall receive, together with any amounts paid by the Company, the full amount that is otherwise owed pursuant to Section 10.1(a); and

(ii)
in the event that XD Engineering does not fulfill its obligations under Section 10.1(b)(i) above within ten (10) Business Days of receipt of the Demand Letter, Mr. Han shall then become liable in the third instance as a limited guarantor of the Company’s obligations under Section 10.1(a) hereof to make payment of any such shortfall amount to the Indemnified Party(ies) so that the Indemnified Party(ies) shall receive, together with any amounts paid by the Company and/or XD Engineering, the full amount that is otherwise owed pursuant to Section 10.1(a).

(iii)
Notwithstanding anything to the contrary, the liabilities of each of XD Engineering and Mr. Han under Section 10.1(b) shall (x) be indirect and secondary, and the Indemnified Parties shall make claims against the Company prior to making any claims against XD Engineering and then Mr. Han and (y) not exceed the aggregate value of all Equity Securities of the Company directly or indirectly held by XD Engineering and Mr. Han, respectively.

10.3
The amount of any payment to any such Indemnified Party shall be sufficient to make such Indemnified Party whole for any diminution in value of the Equity Securities held by it resulting from such breach.  Any indemnity referred to in this Section 10 for breach of a Company Warranty or a Key Holder Warranty shall be such as to place the Indemnified Party in the same position as it would have been in had there not been any breach of the Company Warranties or Key Holder Warranties under which the Indemnified Party is to be indemnified.  In connection with the indemnification obligation of the Indemnifying Party as set forth above, the Indemnifying Party shall, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses as they are incurred by such Indemnified Party.

10.4
For the avoidance of doubt, any recourse against XD Engineering and/or Mr. Han under the Transaction Documents shall be solely against the Equity Securities of the Company directly or indirectly held by XD Engineering and/or Mr. Han, respectively, and/or the value derived therefrom.

SECTION 11
TERMINATION

11.1	Effective Date; Termination. This Agreement shall become effective upon execution by all of the Parties and shall continue in force until terminated in accordance with Section 11.2.

11.2	Events of Termination. This Agreement may be terminated prior to Completion as follows:

(a)
if any one or more of the conditions set forth in Section 3.1 to the obligation of the Investor to complete has not been fulfilled on or prior to the Target Completion Date , the Investor shall have the right to terminate this Agreement with respect to its purchase of the Series D Preferred Stock;

(b)
if any one or more of the conditions set forth in Section 3.2 to the obligation of the Company to complete has not been fulfilled on or prior to the Target Completion Date as a result of any failure by the Investor, the Company shall have the right to terminate this Agreement with respect to the Investor's purchase of Purchased Shares;

(c)
if the Company has breached any Company Warranty, or any other material covenant or agreement contained in this Agreement, which breach cannot be cured or, if it is capable of being cured, is not cured within 30 days after the Company has been notified in writing of the same, the Investor shall have the right to terminate this Agreement with respect to its purchase of the Purchased Shares;

(d)
if XD Engineering or Mr. Han has breached any Key Holder Warranty, or any other material covenant or agreement contained in this Agreement, which breach cannot be cured or, if it is capable of being cured, is not cured within 30 days after XD Engineering or Mr. Han, as applicable, has been notified in writing of the same, the Investor shall have the right to terminate this Agreement with respect to its purchase of the Purchased Shares;

(e)
if the Investor has breached any of the Investor Warranties, or any other material covenant or agreement of the Investor contained in this Agreement, which breach cannot be cured or, if capable of being cured, is not cured within 30 days after the Investor being notified in writing of the same, the Company shall have the right to terminate this Agreement with respect to the Investor's purchase of Purchased Shares;

(f)
if Completion does not occur within 120 Business Days after the date of this Agreement, the Investor may, at its sole discretion, give written notice to the other Parties to terminate this Agreement; or

(g)	at any time on or prior to the Completion Date, by written consent of all Parties.

provided, however that any right to terminate this Agreement pursuant to this Section 11.2 shall not be available to any Party in breach of its obligation hereunder.

11.3
Survival.  If this Agreement is terminated in accordance with Section 11.2, it shall become void and of no further force and effect, except for the provisions of Section 7 (Confidentiality; Restriction on Announcements), Section 9 (Taxes, Duties, Fees and Expenses), Section 10 (Indemnification), this Section 11.3 and Section 14 (Governing Law and Jurisdiction); provided, however, that such termination shall, unless otherwise agreed to by the Parties, be without prejudice to the rights or obligations of any Party in respect of a breach of this Agreement prior to such termination.

SECTION 12
NOTICES

12.1
Notices.  Each notice, demand or other communication given or made under this Agreement shall be in writing in English and delivered or sent to the relevant Party at its address or fax number as set out below (or such other address or fax number as the addressee has by five (5) Business Days' prior written notice specified to the other Parties).  Any notice, demand or other communication given or made by letter between countries shall be delivered by international commercial overnight delivery service or courier (such as Federal Express or DHL).  Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered, (a) if delivered in person or by messenger, when proof of delivery is obtained by the delivering party; (b) if sent by post within the same country, on the third Business Day following posting, and if sent by post to another country, on the seventh Business Day following posting; and (c) if given or made by fax, upon dispatch and the receipt of a transmission report confirming dispatch.

12.2	Addresses and Fax Numbers. The initial address and facsimile for each Party for the purposes of this Agreement are:

if to the Investor :	with a copy to (which shall not constitute notice):
c/o Morgan Stanley Private Equity International Commerce Centre 1 Austin Road West Kowloon, Hong Kong SAR Facsimle: +852 3407-5069 Attention: Eddy Huang
Paul, Weiss, Rifkind, Wharton & Garrison

12th Floor, Hong Kong Club Building

3A Chater Road, Central
Hong Kong

Facsimile: (852) 2536-9622

Attention: John E. Lange
Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas
New York, NY 10019-6064
U.S.A.

Facsimile: (212) 492-0085

Attention: Tracey A. Zaccone

if to the Company, XD Engineering or Mr. Han:	with a copy to (which shall not constitute notice):
No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC 150060
Facsimile: 86-451-84346611

Attention: Mr. Jie Han

Telephone number: (86) 451-8434-6600

1 Guanghua Road, Chaoyang District 100020 Beijing, China Facsimile: + 86 6561 5158 Attention: Steven Liu

SECTION 13
MISCELLANEOUS

13.1
No Partnership.  The Parties expressly do not intend to form a partnership, either general or limited, under any jurisdiction's partnership law.  The Parties do not intend to be partners to each other, partners as to any third party, or create any fiduciary relationship among themselves, solely by virtue of transactions contemplated hereby or the Investor's status as holder of the Series D Preferred Stock.  The Company, XD Engineering and Mr. Han further acknowledge that the Investor is not acting as a financial advisor or fiduciary of the Company or any other Group Member or XD Engineering or Mr. Han (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and none of them has received any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby.  The Company, XD Engineering and Mr. Han further represent to the Investor that their decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company, XD Engineering and Mr. Han and their respective representatives.

13.2	Amendment. This Agreement may not be amended, modified or supplemented except by a written instrument executed by each of the Parties.

13.3
Waiver.  No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by the Party waiving such provision.  No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy.  Without limiting the foregoing, no waiver by a Party of any breach by any other Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

13.4
Entire Agreement.  This Agreement (together with the other Transaction Documents and any other documents referred to herein or therein) constitutes the whole agreement among the Parties relating to the subject matter hereof and supersedes any prior agreements or understandings relating to such subject matter.

13.5
Severability.  Each and every obligation under this Agreement shall be treated as a separate obligation and shall be severally enforceable as such and in the event of any obligation or obligations being or becoming unenforceable in whole or in part.  To the extent that any provision or provisions of this Agreement are unenforceable they shall be deemed to be deleted from this Agreement, and any such deletion shall not affect the enforceability of such provisions of this Agreement as remain not so deleted.

13.6
Counterparts.  This Agreement may be executed in one or more counterparts including counterparts transmitted by telecopier or facsimile, each of which shall be deemed an original, but all of which signed and taken together, shall constitute one document.

13.7
Transfer; Assignment.  The Company, XD Engineering and Mr. Han shall not assign this Agreement or any of its rights or duties hereunder to any Person.  The Investor shall not, directly or indirectly, assign any of its rights or obligations hereunder to any Person (other than to its Affiliates) without the prior written consent of the Company.

SECTION 14
GOVERNING LAW AND JURISDICTION

14.1
GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK OF THE UNITED STATES APPLICABLE TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN SUCH JURISDICTION, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

14.2
Submission to Jurisdiction.  Each of the parties hereto (i) will submit itself to the non-exclusive jurisdiction of any federal court located in the State of New York or any New York state court having subject matter jurisdiction in the event any dispute arises out of this Agreement, (ii) agrees that venue will be proper as to proceedings brought in any such court with respect to such a dispute, (iii) will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court and (iv) agrees to accept service of process at its address for notices pursuant to this Agreement in any such action or proceeding brought in any such court.  With respect to any such action, service of process upon any party hereto in the manner provided herein for the giving of notices shall be deemed, in every respect, effective service of process upon such party.

14.3
Service of Process.  Each of the Company, XD Engineering and Mr. Han hereby irrevocably designates and appoints New York Co (the "Process Agent"), as the authorized agent of the Company, XD Engineering and Mr. Han upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Company, XD Engineering and Mr. Han.  Each of the Company, XD Engineering and Mr. Han hereby represents that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing.  Each of the Company, XD Engineering and Mr. Han hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf.  Each of the Company, XD Engineering and Mr. Han further agrees that service of process upon the Process Agent and written notice of said service to the Company, XD Engineering or Mr. Han, as the case may be, mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Company, XD Engineering or Mr. Han, as the case may be, in any such suit or proceeding.  Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law.  Each of the Company, XD Engineering and Mr. Han further agrees to take any and all actions, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as the Company, XD Engineering and Mr. Han have any outstanding obligations under this Agreement.

14.4
Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

14.5
Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor will be entitled to specific performance under the Transaction Documents.  The Parties agree that monetary damages may not be adequate compensation for any loss incurred by the Investor by reason of any breach of obligations contained in the Transaction Documents by the other Parties and the Company, XD Engineering and Mr. Han hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

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IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

CHINA XD PLASTICS COMPANY LIMITED

By:	/s/ Jie Han
Name: Jie Han
Title: Chief Executive Officer

XD. ENGINEERING PLASTICS COMPANY LIMITED

By:	/s/ Jie Han
Name: Jie Han
Title: Director

/s/ Jie Han
Jie Han

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

MSPEA MODIFIED PLASTICS HOLDING LIMITED

By:	/s/ Alan K. Jones
Name: Alan K. Jones
Title: Director

[Signature Page to Securities Purchase Agreement]

SECURITIES PURCHASE AGREEMENT (this "Agreement") made on August 15, 2011

SCHEDULE 2

COMPANY WARRANTIES

Definitions

In this Schedule, capitalized terms not otherwise defined have the meanings set forth in this Agreement, and the following terms have the meanings specified:

"Assets" means all assets, rights and privileges of any nature and all goodwill associated therewith, including rights in respect of Contracts, all Intellectual Property, Equipment, any share or equity ownership, but excluding rights in respect of real property.

"Confidential Information" means all know-how, lists of customers or suppliers, trade secrets, technical processes or other confidential information.

"Contracts" means all contracts, agreements, licenses, engagements, leases, financial instruments, purchase orders, commitments and other contractual arrangements, that are currently subsisting and not terminated or completed.

"Disclosed" means, in respect of any Company Warranties, fully and fairly disclosed in the numbered and lettered section corresponding to such Company Warranties in the Disclosure Schedule.

"Environment" means all or any of the following media, namely, air, water and land; and the medium of air includes the air within buildings and the air within other natural or man-made structures above or below ground.

"Environmental Laws" means any and all laws whether of the PRC or any other relevant jurisdiction, relating to pollution, contamination or protection of the Environment or to the storage, labeling, handling, release, treatment, manufacture, processing, deposit, transportation or disposal of Hazardous Substances.

"Equipment" means all plant and machinery, production lines, tools and equipment, vehicles and other tangible assets.

"Government Official" means an official or employee of any government department, agency, or instrumentality, any government-owned or -controlled enterprise, any public international organization, or any political party, as well as any candidate for political office.

"Hazardous Substance" means all substances of whatever description which may cause or have a harmful effect on the Environment or the health of person or any other living organism including, without limitation, all poisonous, toxic, noxious, dangerous and offensive substances.

"Intellectual Property" means all patent, trademarks, service marks, registered designs, utility models, copyrights, inventions, Confidential Information, brand names, database rights and business names and any similar rights situated in any country and the benefit (subject to the burden) of any of the foregoing (in each case whether registered or unregistered and including applications for the grant of any of the foregoing and the right to apply for any of the foregoing in any part of the world).

"Latest Accounts Date" means December 31, 2010.

"Lease" has the meaning set forth in Section 5 of this Schedule 2.

"Leased Properties" has the meaning set forth in Section 5 of this Schedule 2.

"Liabilities" means all indebtedness and other liabilities of any nature whatsoever, accrued, absolute, actual or contingent, due or to become due, liquidated or unliquidated and whether or not of a nature required to be disclosed in the accounts or financial statements of the Group.

"Litigation" has the meaning set forth in Section 11 of this Schedule 2.

"Management Accounts Date" means June 30, 2011.

"Permits" means all permits, consents, approvals, authorizations, franchises, certifications and licenses from, and all registrations with, any Governmental Authority.

"Prohibited Person" has the meaning set forth in Section 3 of this Schedule 2.

"Real Property" has the meaning set forth in Section 5 of this Schedule 2.

"Reverse Merger" means the transactions pursuant to a certain Agreement and Plan of Merger by and among NB Telecom, Inc, a Nevada corporation and the predecessor of the Company, BVI SPV, the stockholders of BVI SPV including XD Engineering and the transactions related thereto.

"SEC Documents" has the meaning set forth in Section 3 of this Schedule 2.

The Warranties

The Company represents and warrants to the Investor that except as set forth in the Disclosure Schedule, the following representations and warranties are true, complete and correct as of the date hereof and the Completion Date.  The Disclosure Schedule shall be arranged in clauses corresponding to the numbered and lettered sections and subsections set forth below.

1.	CORPORATE MATTERS

(a)
Organization, Good Standing and Qualification.  Each Group Member and XD Engineering has been duly incorporated and organized, and is validly existing (i) in good standing and (ii) in compliance with all registration and approval requirements.  Each Group Member and XD Engineering has the corporate power and authority to own and operate its Assets and properties and to carry on its business as currently conducted and proposed to be conducted. Other than the State of Nevada and the State of New York, the Company is not qualified to do business in any jurisdiction in the United State of America.

(b)
Charter Documents.  The copies of the Company Charter Documents and the charter documents of each Group Member and of XD Engineering attached to the Disclosure Schedule (in each case, having attached thereto copies of all such resolutions as are by law required to be attached thereto and all amendments made to date), are effective, have not been superseded and are true, correct and complete.  All legal and procedural requirements concerning the adoption of such charter documents have been duly and properly complied with in all respects.  The Certificate of Designation has been filed with the Secretary of State of the State of Nevada and will become effective  at a time no later than the Completion.

(c)
Minute Books. Each Group Member has made available to the Investor a copy of its minute books.  Such copies are true, correct and complete and contain all amendments and all minutes of meetings and actions taken by the stockholders and directors of each Group Member since the time of incorporation through the date hereof and reflect all transactions referred to in such minutes accurately.

(d)
Capitalization and Other Particulars.  The particulars of each Group Member's and XD Engineering's share capital set forth in Schedule 1 are a true, complete and correct description of the share capital of each Group Member and XD Engineering on the date hereof and on the Completion Date.  No Group Member or XD Engineering is in violation of any term of or in default under its certificate or articles of incorporation, by-laws, the certificate of designations, preferences or rights of any other outstanding series of preferred stock or their organizational charter or other constitutional documents, respectively.

(e)
Options, Warrants and Reserved Shares.  Except for (i) shares of the Series D Preferred Stock and Conversion Shares, (ii) any rights to be granted pursuant to the Transaction Documents and (iii) as set forth in Schedule 1, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the subscription or purchase from any Group Member of any Equity Securities of any Group Member.  No shares in the capital stock of any Group Member, or shares issuable upon exercise of any outstanding options, warrants or rights, or other shares issuable by any Group Member, are subject to any Encumbrances, preemptive rights, rights of first refusal or other rights to subscribe or purchase such shares (whether in favor of any Group Member or any other Person), pursuant to any agreement or commitment of any Group Member.  The issuance and sale of the Purchased Shares and Conversion Shares will not result in a valid right of any holder of any securities of the Company to exercise any preemptive rights, rights of first refusals or other rights, or to adjust the exercise, conversion, exchange or reset price under any of such securities. The issuance and sale of the Purchased Shares or Conversion Shares will not obligate the Company to issue shares of Common Stock or equivalents thereof or other securities to any Person (other than the Investor).  All shares in the capital stock of each Group Member are fully paid and non-assessable and have been issued in material compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(f)
Other Rights with Respect to Shares.  Except as provided in the Transaction Documents, there are no stockholders' agreement, voting or other similar agreements in relation to the Equity Securities of any Group Member that are presently outstanding or that may hereafter be issued.

(g)
Subsidiaries.  Save for BVI SPV, the Company does not own any Equity Securities in any other Person.  Save for HK SPV and New York Co, BVI SPV does not own any Equity Securities in any other Person.  Save for the PRC Opco, HK SPV does not own any Equity Securities in any other Person. Save for Harbin Co, Harbin Testing and Harbin Research Center, PRC Opco does not own any Equity Securities in any other Person.  Harbin Research Center does not own any Equity Securities in any Person. Save for Heilongjiang Co, Harbin Co does not own any Equity Securities in any other Person.

(h)
Onshore Companies.  For each Onshore Company, each holder of record of its registered capital have contributed in full its subscribed share of the entity's registered capital pursuant to the articles of association and, as applicable, relevant joint venture contracts, and all such contributions have been verified and certified by a Chinese registered public accountant according to applicable law, approved by all relevant Governmental Authorities and fully paid, and verification certificates have been issued to each such holder of record or previous investor accordingly.  All previous transfers or assignments of registered capital have been approved by the relevant Governmental Authorities and all necessary corporate action.

(i)
Corporate Records.  The registers of stockholders, resolutions and all other documents of each Group Member required to be kept or filed with any relevant Governmental Authority have been kept, filed or submitted for filing, and all resolutions required by applicable laws or the charter documents of such Group Member then effective have been passed.

(j)
Competitive Activities.  Neither XD Engineering nor Mr. Han holds any Equity Securities in any entity that carries on any business that directly or indirectly competes with the business of any Group Member as presently conducted or as contemplated to be conducted.

(k)	No Immunity. No property of any Group Member enjoys any right of immunity from set off, suit or execution with respect to the Company's obligations under any Transaction Document.

(l)
Takeover Protections.  The Company and the Board have taken all necessary actions, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the articles of incorporation or any certificates of designations or the laws of the jurisdiction of its formation or incorporation, including the provisions of Nevada Revised Statutes Section 78.378 to 78.3793, which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement or any other Transaction Document, including, the Company's issuance of the Purchased Shares and the Conversion Shares and the Investor's ownership of the Purchased Shares and the Conversion Shares.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(m)
Board Composition. The Company is in compliance in all material respects, with all the requirements of (i) the listing standards of the Nasdaq, (ii) the Sarbanes-Oxley Act of 2002 (including any and all applicable rules and regulations promulgated by the SEC thereunder that are effective) and (iii) any other applicable law, including such requirements related to (w) the composition of the Board, (x) the independent committees, (y) the director independence and (z) the audit committee financial expert.

(n)
Reverse Merger.  The Reverse Merger was conducted and completed in compliance in all material aspects with all applicable laws.  The Company has provided the Investor with all material information related thereto, including any correspondences with the SEC.

2.	AUTHORIZATION AND VALIDITY OF TRANSACTIONS

(a)
Authorization.  Each of the Company, XD Engineering and Mr. Han has the power and authority to execute, deliver and perform the Transaction Documents which it has signed as a party.   All actions on the part of the Company, XD Engineering and Mr. Han necessary for the authorization, allotment, issuance and delivery of the Purchased Shares and Conversion Shares have been taken or will be taken prior to the Completion.

(b)
Valid Issuance of Stock. The Purchased Shares are duly authorized and validly issued, fully paid and non-assessable, and free of restrictions on transfer other than restrictions on transfer under the Certificate of Designation and any applicable securities or corporate laws. The Conversion Shares when issued and paid for as provided upon conversion of the Purchased Shares will be duly authorized and validly issued, fully paid and non-assessable and are and will be free of restrictions on transfer.  As of Completion, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals 133% of the number of shares of Common Stock issuable upon conversion of the Purchased Shares (assuming for purposes hereof, that the Purchased Shares are convertible at the price set forth in the Certificate of Designation and without taking into account any limitations on the conversion of the Series D Preferred Stock set forth in the Certificate of Designation).

(c)
Enforceability.  The Transaction Documents to which the Company, XD Engineering or Mr. Han is a party, when executed, will be valid and binding obligations of each such entity or individual, enforceable against each such entity or individual in accordance with their respective terms, except where such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.  The Certificate of Designation in the form attached hereto as Exhibit A has been filed with the Secretary of State of the State of Nevada and is, as of the date of Completion, in full force and effect, enforceable against the Company in accordance with its terms and has not been amended.

(d)
Consents and Approvals.  All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any Governmental Authority or any other competent corporate authority required in connection with the execution, delivery and performance by the Company, XD Engineering and Mr. Han of the Transaction Documents or the consummation of the transactions contemplated hereby or thereby have been obtained.

(e)
HSR.  .All specified waiting period (and any extension thereof), to the extent applicable to the transaction contemplated hereby under the Hart-Scott-Rodino Antitrust Improvements Act of 1996, as amended, have been terminated or having expired.  The Company has obtained all approvals, if any, required to be obtained under any anti-trust, competition or similar legal requirements in connection with the transaction contemplated hereby.

(f)
No Breach.  The execution and delivery by each of the Company, XD Engineering and Mr. Han of each of the Transaction Documents to which it/he is a party and the implementation and performance by the foregoing entities of all the transactions contemplated under such Transaction Documents do not and will not:

(i)
in case of the Company and XD Engineering, breach or constitute a default under any charter document of such entity or of the memorandum of association, articles of association, by-laws or other constitutional document of such entity;

(ii)
result in a breach of, or constitute a default under, or give rise to any right to any Person under, any Material Contract to which such entity or individual is a party (including any other certificate of designation, preferences or rights of any other outstanding series of preferred stock or warrants or other securities of the Company) or by which such entity or individual or its/his property or Assets is bound or result in the acceleration of any obligation of such entity or individual (whether to make payment or otherwise) to any Person; or

(iii)	result in a violation or breach of or default under any law.

3.	LEGAL COMPLIANCE

(a)	No Violation of Law. No Group Member has at any time been in violation of any applicable law or regulation in any material respect.

(b)
Permits and Registrations.  Each Group Member has all Permits and has completed all government registrations, which in each case are necessary for the conduct of its business as currently conducted and as contemplated to be conducted and to own or use its Assets, Real Property and Leased Real Properties as currently used and as contemplated to be used.  No Group Member is in breach of or default under any such Permit in any material respect, and there is no reason to believe such Permit shall be suspended, cancelled or revoked.  Without limiting the generality of the foregoing, (i) the construction and operation of the operating facilities of each Onshore Company and operation of its business is and has been in compliance in all material respects with its relevant feasibility study and business license, as applicable; (ii) all necessary approvals from Governmental Authorities have been received to ensure that each Onshore Company will continue to enjoy, to the extent permitted by applicable law in all material respects, all of the Tax clearances, concessions and other benefits available to such Onshore Company prior to Completion, or otherwise available under applicable law to foreign investment enterprises similarly situated; (iii) the Company is not in violation in any material respect of any of the rules, regulations or requirements of the Nasdaq and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Nasdaq.  During the two (2) years prior to the date hereof, (a) the Common Stock has been designated for quotation on the Nasdaq, (b) trading in the Common Stock has not been suspended by the SEC or the Nasdaq and (c) the Company has received no communication, written or oral, from the SEC or the Nasdaq regarding the suspension or delisting of the Common Stock from the Nasdaq.

(c)	Ethical Business Practices.

(i)
In connection with their activities of the Group, each Group Member, XD Engineering, Mr. Han and, to the best knowledge of the Company, each director, officer, employee or agent of any Group Member (collectively, the "Relevant Persons") have used only legitimate business and ethical practices in commercial operations and in dealing with Governmental Authority.

(ii)
In connection with their activities of the Group, none of the Group Members, XD Engineering, Mr. Han and, to the best knowledge of the Company, the Relevant Persons has (i) made or offered any payments or transfers of value which have the purpose or effect of public or commercial bribery, or acceptance of or acquiescence in kickbacks or other unlawful or improper means of obtaining business, (ii) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (iii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iv) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (v) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(d)
The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective.

(e)	Books and Records and Internal Controls.

(i)
Each Group Member has made and kept books, records, and accounts which, in reasonable detail, accurately and fairly (x) reflect its transactions and dispositions of assets and (y) present its financial instruments and Equity Securities.

(ii)
Each Group Member has devised and maintained a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed and access to assets is permitted only in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of periodic financial statements and to maintain accountability for assets; (C) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (D) any transaction by and between any Group Member and any Related Party is properly monitored, recorded and disclosed.

(iii)
Each Group Member has prepared its financial statements and disclosure documents in accordance with US GAAP, PRC GAAP or IFRS, as applicable and such financial statements and disclosure documents have been prepared on an accurate, complete and timely basis.

(f)
Absence of Government Official Economic Interest. No government official in China or any other country and no close relative or family member of such an official has held an ownership or other economic interest, direct or indirect, in any Group Member, other than Equity Securities of the Company acquired by such person from the open market.

(g)	Use of Agents and Representatives. No Group Member has used any agent or representative which does not conduct its business in an ethical and lawful fashion and have a good business reputation.

(h)
Prohibited Persons.  No Group Member or Relevant Persons is an entity or individual with whom U.S. companies and nationals are precluded from doing business under sanctions programs administered by the U.S. Treasury Department (a "Prohibited Person"), including (a) the U.S. Treasury Department's List of Specially Designated Nationals and Blocked Persons and (b) the U.S. Treasury Department's sanctions regulations targeted against Cuba, Iran, Sudan, Syria, Myanmar/Burma, Zimbabwe or Belarus. No Group Member has (i) provided goods, services, funds, or assets to or for the benefit of a Prohibited Person, (ii) received good, services, funds, or assets from or on behalf of a Prohibited Person or (iii) to the Company's knowledge, otherwise engaged in any business transaction with a Prohibited Person.

(i)
Foreign Exchange. None of Mr. Han, XD Engineering and the Group Members is or has at any time been in violation of any applicable law, regulation or any other requirements of law of any Governmental Authority with respect to any matter relating to foreign currency exchange.

(j)
Change of Law.  None of the Company, XD Engineering and Mr. Han is aware of any Governmental Authority or other Person having proposed, enacted or changed, or intending to propose, enact or change, any law which could reasonably be expected to adversely affect the business of any Group Member or any portion thereof as currently conducted or contemplated to be conducted.

(k)
SEC Documents.  The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the Completion, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents").  The Company has delivered to the Investor or its representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system.  As of their respective filing dates, the SEC Documents filed during any time before the Reverse Merger, complied in all material respects with the requirements of the 1934 Act applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.  .

4.	ENVIRONMENTAL ISSUES

(a)
Compliance with Environmental Laws.  Each Group Member is currently in compliance with all Environmental Laws in all material respects, has at all times complied with all Environmental Laws in all material respects and is in possession of all required environmental Permits.

(b)
Environmental Hazards. There is no material condition or circumstance in respect of any Group Member which poses a risk of harm (other than in relation to product safety or liability) to human health or safety, or the health of animals, plants or the environment.

5.	ASSETS

(a)
Status of Assets.  Each Group Member owns or has the right to use all Assets currently used by it including leasing such Assets in the conduct of its business as currently conducted and contemplated to be conducted.  The Assets (other than the leased Assets) owned by the Group are free and clear of all Encumbrances other than Encumbrance over Assets with an aggregate value less than US2,500,000 and all leased Assets are free and clear of all Encumbrances other than Encumbrance over Assets with an aggregate value less than US2,500,000.  The Assets of the Group have been properly maintained and are in good working condition subject to normal wear and tear and the typical useful lives of such Assets, are in all material respects in a condition that is adequate for their intended uses and in the aggregate sufficient to carry on the business of the Group in the ordinary cause in all material aspects as currently conducted, subject to continued repair and replacement in accordance with past practice.

(b)	Real Property.

(i)
Neither the Company nor any other Group Member is, nor has it ever been, a United States real property holding corporation within the meaning of Section 897 of the Codes and the Company will provide a statement to such effect in accordance with the Code and the regulations thereunder upon the request of the Investor.

(ii)
The real property of the Group (the "Real Property") comprises all the land, buildings and premises (as well as the fixed attached thereto) currently owned, occupied or used by the Group or in respect of which the Group has any estate, interest, right or title.  The description of the Real Property as set forth in the Disclosure Schedule is true and complete.

(iii)
The Group has proper legal title to the land use rights and building ownership rights in respect of the Real Property (including possession of the land use rights certificates and building ownerships certificates) and is, subject to compliance with all applicable laws of the PRC, entitled to transfer, sell, mortgage or otherwise dispose of the Real Property and there are no occupancy rights or Encumbrances in favor of third parties affecting it.

(iv)
The original land grant fee for the land use rights of any Real Property was paid in full, and no further amounts are currently owing in respect thereof.  No other fees or other payments are owing under the relevant granted land use rights contracts in respect of the Real Property. The relevant granted land use right contracts and the relevant land registration card contain no restrictions on any Group Member to use the Real Property for which they are currently being used by the Group.

(v)
For any land use rights allocated (but not granted) to any Group Member, such Group Member has complied with all restrictions set forth in the land use rights certificate for such allocated land use rights.

(vi)	There are no claims pending or to the knowledge of the Company or Mr. Han, threatened that would result in the creation of any Encumbrance against any Real Property.

(vii)
To the knowledge of the Company or Mr. Han, there are no zoning or other applicable laws currently in effect that would prevent or limit any Group Member from conducting its operations on the Real Property as they are currently conducted.

(c)	Insurance.

(i)
All Assets of the Group and the Real Property that are of an insurable nature have at all times been and are insured in amounts to the full replacement value thereof against such risks as are, in accordance with commercial best practices, normally insured against in the PRC in the industry in which the Group operates or possesses such assets.  Each of such insurances has been obtained from a well-established and reputable insurer.  Each Group Member has at all times been adequately covered against risks normally covered by insurance taken out by companies carrying on the same type of business or having similar assets as the Group in China.

(ii)
No Group Member has suffered any uninsured losses in excess of US$100,000 or waived any rights or claims of material or substantial value with respect to any policy of insurance or allowed any insurance to lapse.

(iii)
No claim under any policy of insurance taken out in connection with the business or assets of any Group Member is outstanding and there are no facts or circumstances likely to give rise to such a claim.

(d)	Leases.

(i)
The Investor has been provided with true and complete copies of all real property leases (the "Leases") in respect of real property used by the Group that is not owned by the Group (the "Leased Properties").  Each of the Group Members is in compliance in all material respects with the terms and conditions of each Lease to which it is a party.

(ii)
Each of the Group Members has the right to use the Leased Properties leased to it under the provisions of the relevant Leases.  Each such Lease has been executed and is valid and binding on the parties thereto, all rent and other sums and charges payable by such Group Member as tenant thereunder are current, no notice of default or termination under such Lease is outstanding, and no termination event or condition or uncured default on the part of such Group Member exists under such Lease. To the best knowledge of the Company or Mr. Han, there is no underlying mortgage, deed of trust, lease, grant of term or other estate in or interest affecting any Leased Properties material to the operations of the Group, that is superior to the interest of such Group Member as tenant under the applicable Lease.

(iii)
The Leases contain no material restriction on business currently operated on such property or any right for the lessor or landlord to terminate the lease prior to expiration of its term (unless the lessee defaults on rental payment, breaches the lease terms).

(iv)
There is no reason for the Company or Mr. Han to believe that any of the landlords named in the Leases does not possess the legal right to lease the Leased Properties at the time of the grant of the relevant Lease.

(v)	None of the Group Members, XD Engineering or Mr. Han has any ownership, financial or other interest in the landlord under any Lease.

(vi)	Each of the Group Members has full legal right, power and authority to lease the land use rights of its Real Property to any Person.

(e)	Products.

(i)
No Group Member has designed, manufactured, sold, leased, distributed or supplied products or services which are, were, are likely to become, or are alleged to be, faulty or defective in any material respect, or which do not comply with any warranties or representations expressly or impliedly made by any Group Member, or with any relevant law in any material respect.

(ii)
There have not been any product recalls, material reworks or post-sale warnings issued by any Group Member or by agents acting on its behalf relating to any product designed, manufactured, distributed, sold, leased or supplied by it nor any internal investigation or consideration by any Group Member or decision concerning whether or not to do so.

(iii)
There is no action, suit, claim, inquiry, proceeding or investigation in any case by or before any court or governmental body pending or, to the knowledge of each Group Member, XD Engineering or Mr. Han threatened, against or involving the business of any Group Member relating to any product alleged to have been sold or leased by any Group Member and alleged to have been defective which could reasonably be expected to cause a Material Adverse Change.

(iv)
All products sold by the Group and required to be certified by the original equipment manufacturers have been properly certified by the original equipment manufacturers. Such certifications have been properly obtained by the Group and are currently effective. There are no events or circumstances, to the best knowledge of each Group Member, XD Engineering or Mr. Han, that could result in the revocation, suspension or termination of such certifications, or the refusal by the relevant parties to renew such certifications.

6.	CONTRACTS AND TRANSACTIONS

(a)	Validity of Contracts.

(i)
No Group Member is in breach of or has knowledge (actual or constructive) of the invalidity of or grounds for rescission, avoidance or repudiation of any Material Contract or other material transaction to which such Group Member is a party, nor has any Group Member received notice of any intention to terminate any such Material Contract or repudiate or disclaim any other material transaction.

(ii)
To the knowledge of the Company, no party with whom any Group Member has entered into any Material Contract is in default thereunder being a default which, individually or when aggregated with all other such defaults, would have an adverse effect on the financial or trading position or prospects of any Group Member.

(iii)
From January 1, 2008 through the date hereof, no Person (being a customer or distributor of the Principal Business or otherwise) that receives products or services from the Group with respect to the Principal Business pursuant to any Material Contract has provided written notice to any Group Member terminating such contract or providing written notice of non-renewal pursuant to any automatic renewal provision thereunder.  In addition, no Person (being a customer or distributor of the Principal Business or otherwise) that currently receives products or services from the Group pursuant to a Material Contract has given written notice to any Group Member or, to the knowledge of any Group Member, has given notice (whether or not in writing) to any Group Member, alleging that any Group Member is in material breach of such contact, or terminating such contract or providing notice of non-renewal pursuant to any automatic renewal provision thereunder, or advising any Group Member that such Person intends to materially reduce its purchases of products or services pursuant to such contract, or to otherwise alter its business relationship with the Group to the detriment of the Group.

(iv)
From January 1, 2008 through the date hereof, no Person that supplies any parts or any other materials necessary for the Group to conduct the Principal Business pursuant to a Material Contract with any Group Member has provided written notice to any Group Member terminating such contract or providing notice of non-renewal pursuant to any automatic renewal provision thereunder.  In addition, no Person that currently supplies parts or materials to the Group pursuant to a Material Contract has given written notice to any Group Member or, to the knowledge of any Group Member, has given notice (whether or not in writing) to any Group Member, alleging that any Group Member is in material breach of such contract, or terminating such contract or providing notice of non-renewal pursuant to any automatic renewal provision thereunder, or advising any Group Member that such Person intends to materially reduce its sales of parts or materials pursuant to such contract, or to otherwise alter its business relationship with the Group to the detriment of the Group in any material respect.

(b)
Material Contracts.  Other than the Transaction Documents and those Contracts copies of which are referenced in the Disclosure Schedule, no Group Member is a party to, or bound by any Material Contract (as defined below).   The following Contracts shall be deemed to be "Material Contracts":

(i)	any Contract entered into having a total contract value greater than US$5,000,000;

(ii)	any agreement or arrangement otherwise than by way of negotiation at arm's length having a total contract value greater than US$250,000 (or its equivalent in other currencies);

(iii)
any sale or purchase option or similar Contract or arrangement affecting any Asset the value of which exceeds US$5,000,000 and which is owned or used by any Group Member or by which any Group Member is bound, except for a finance lease entered into in the ordinary course of business;

(iv)	any Contract which cannot readily be fulfilled or performed by any Group Member on time or without undue or unusual expenditure of money or effort;

(v)
any Contract which the Group does not have the technical and other capabilities or the human and material resources to enable it to fulfill, perform and discharge all its outstanding obligations in the ordinary course of business without realizing a loss on closing of performance;

(vi)
any Contract restricting the freedom of any Group Member to provide and take goods and services or to manage its own business affairs by such means and from and to such Persons as it may from time to time think fit;

(vii)
any Contract pursuant to which (a) any Group Member incurs indebtedness with the aggregate amount of principal and interest payments greater than US$1,000,000 or (b) any Group Member provides any guarantee in excess of US$1,000,000;

(viii)	any Contract whereby any Group Member is, or has agreed to become, a member of any joint venture, consortium or partnership or other unincorporated association;

(ix)	any Contract with a customer, distributor, advertiser or advertising agency or any other Person that has a total contract value greater than US$5,000,000 on an annual basis;

(x)	any Contract that is void, illegal, unenforceable or which contravene any applicable laws and regulations;

(xi)	any Contract with a supplier or service provider which constitutes five percent or more of the total supply of goods or services received by any Group Member on an annual basis;

(xii)	any Contract that prohibits or restricts the sale, disposal or transfer of any Equity Securities (or any interests therein) owned by the Company;

(xiii)	any stockholder agreements, joint venture agreements or partnership agreements; and

(xiv)	any employment contracts or arrangements in excess of US$ 100,000 (or its equivalent in other currencies) and the employment contracts of the ten (10) most highly compensated employees.

(c)
Adverse Transactions.  No act or transaction (including the issuance and sale of the Series D Preferred Stock) has been effected by any Group Member in consequence of which any Group Member is or may be liable to (i) (1) refund the whole or part of any investment grant from any government or quasi-governmental body or other grant received by virtue of any statute; (2) repay in whole or in part any government or local authority loan; or (3) lose the benefit of any financial concession or Tax relief or Tax holiday accorded to any Group Member by any authority; or (ii) as a result of which any grant for which application has been made by any Group Member will or may not be paid or will or may be reduced pursuant to the present practice of the appropriate authority. All Tax rates applied to any Group Member are based upon the valid application of relevant Tax law or binding policy, to the Company's knowledge, are not being and will not in future be challenged by any relevant Governmental Authority, and no Group Member has suffered or will suffer any losses relating thereto.

(d)
Finance Documents.  Other than as disclosed in the Existing Financial Statements, there are no loans, guarantees, Encumbrances or unusual liabilities given, made or incurred by or on behalf of any Group Member (and, in particular but without limiting the foregoing, no loans have been made by or on behalf of any Group Member to any directors or stockholders of any Group Member) and no Person has given any guarantee of or security for any overdraft, loan or loan facility granted to any Group Member.

(e)
Related Party Transactions. There are no Contracts, understandings, transactions or proposed transactions between any Group Member on the one hand and any Related Party on the other hand.  No Related Party is indebted to any Group Member, nor is such Group Member indebted (or committed to make loans or extend or guarantee credit) to any Related Party.  No Related Party has any direct or indirect ownership in any business entity with which any Group Member is affiliated or with which such Group Member has a business relationship, or any business entity that competes with such Group Member.

(f)
Authority to Enter into Contracts.  No Group Member has given any powers of attorney or other authority express or implied which is still outstanding or effective to any Person to enter into any Contract or commitment to do anything on its behalf other than the authority given to (i) board members, officers or employees to enter into agreements in the normal course of their duties and (ii) authorized representatives and agents to undertake certain governmental filings.

(g)
Brokers and Finders. None of the Company, XD Engineering or Mr. Han has retained any investment banker, broker, or finder and there are no fees or charges due or payable to third parties in connection with the transactions contemplated by this Agreement.

7.	FINANCIAL MATTERS

(a)
Financial Statements.  Each of the Existing Financial Statements has been prepared in accordance with US GAAP, applied on a consistent basis, and shows a true and fair view of the state of affairs, assets and liabilities, financial position and profit or loss of each Group Member including (a) all transactions between or among Related Parties,  (b) the compensation for all officers and directors of each Group Member, (c) all of the existing Equity Securities, and (d) all bad and/or doubtful account receivable and reserves therefor as at the respective dates thereof and for the periods covered thereby and are not affected by any unusual or non-recurring items not covered therein.  Without limiting the generality of the foregoing, all of the revenues of each Group Member in each of their financial statements are timely and properly recorded in accordance with US GAAP, PRC GAAP or IFRS, as applicable.

(b)
No Change in Accounting Policy. No change in the policies of accounting has been made in preparing the accounts of the Group or any Group Member for each of the previous financial periods of the Group or any Group Member ended on the Latest Accounts Date, except as stated in the accounts for such period.

(c)
Changes in Net Assets.  Since the Latest Accounts Date and at all times up to the Completion Date, no material change has occurred to the assets and liabilities (whether actual or contingent) shown in the Existing Financial Statements and there has been no material reduction in the value of the net assets of any Group Member on the basis of the valuations methodology applied to the Existing Financial Statements.

(d)
Depreciation. The fixed assets of each Group Member covered in the Existing Financial Statements have been or will be, as applicable, depreciated in accordance with US GAAP, PRC GAAP or IFRS, as applicable.  The value of each Asset has been properly reflected in the Existing Financial Statements.

(e)
No Acceleration of Borrowings.  No borrowing of any Group Member has become or is now due and payable, or capable of being declared due and payable, before its normal or originally stated maturity and no demand or other notice requiring the payment or repayment of money before its normal or originally stated maturity has been received by such Group Member.

(f)
Projections.  In connection with the transactions contemplated by the Transaction Documents, the Company has furnished to the Investor certain projected budgets, financial statements and forecasts.  Such projected budgets, financial statements and forecasts were prepared by the Company in good faith based on its best knowledge, information and belief.

(g)
Provision and Reserve.  Full provision or reserve has been made by the Company in the Existing Financial Statements (i) for all Taxes, including deferred or provisional taxation in respect of the accounting period ended on or before the Latest Accounts Date and the Management Accounts Date, as the case may be, for which any Group Member was then or might at any time thereafter become or has become liable including (without limitation) Taxes; and (ii) for all doubtful account receivables.

(h)
Books and Financial Records.  All the accounts, books, registers, ledgers and financial and other material records of whatsoever kind of each Group Member have been fully properly and accurately kept and completed in all material respects; there are no inaccuracies or discrepancies of any kind contained or reflected therein; and they give and reflect a true and fair view of the financial, contractual and trading position of the Group and of its facilities and machinery, fixed and current assets and liabilities (actual and contingent), debtors, creditors and work-in-progress.

(i)
Special Financial Arrangements. The Group has not factored any of its debts or entered into any financing arrangement of a type which would not require to be shown or reflected in the Existing Financial Statements.

(j)
Distribution.  All amounts paid or otherwise distributed by any Group Member to its direct or indirect equity holders (other than to another Group Member) for dividend, distribution, share redemption or repurchase or similar transactions have been paid or otherwise distributed in compliance with all legal and accounting requirements.

(k)
Accountants.  As of the date of this Agreement, the Company's accounting firm is Moore Stephens Hong Kong.  To the knowledge of the Company, such accounting firm: (i) is a registered public accounting firm as required by the 1934 Act and (ii) issued its opinion with respect to the financial statements included in the Company's annual report for the year ending December 31, 2010.

(l)
No Disagreements with Accountants or Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants or lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents.

(m)
Solvency.  Based on the consolidated financial condition of the Company as of the Completion Date, after giving effect to the receipt by the Company of the Proceeds, the current cash flow of the Company and the cash it would receive if it were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its Liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Completion Date.

8.	TAX, RECORDS AND RETURNS

(a)
Compliance with Laws.  No Group Member is or has at any time been in violation in any material respect of any applicable law or regulation regarding Tax which may result in any material liability or criminal or administrative sanction or otherwise have an adverse effect on any Group Member, other than such violation that has been rectified or resolved and does not have any pending, or possible future, liability or criminal or administrative sanction or otherwise.

(b)
Tax Returns and Payments.  Each Group Member has duly and timely filed all material Tax Returns as required by law, and such Tax Returns are true and correct in all material respects.  Each Group Member has paid all material Taxes when due and none of them is or will become liable to pay any fine, penalty, surcharge or interest in relation to such Tax with respect to activities of any Group Member, other than Taxes contested in good faith for which sufficient reserve has been made.

(c)
Deductions and Withholdings.  Each Group Member has made all deductions and withholdings in respect, or on account, of any Tax from any payments made by it which it is obliged by law to make and has duly and timely accounted in full to the appropriate Governmental Authority for all amounts so deducted or withheld.

(d)	Tax Avoidance Transactions. No Group Member has been a party to any “listed transaction,” as defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b)(2).

(e)
Non-U.S. Tax Avoidance Transactions.  No Group Member has entered into or been engaged in or been a party to any transaction, scheme or arrangement which, for purposes of the Tax laws of any jurisdiction outside the United States, is artificial or fictitious or any such transaction or series of transactions or scheme or arrangement of which the main or dominant purpose or one of the main or dominant purposes was the avoidance or deferral of or reduction in the liability to Tax in any such jurisdiction outside the United States of any Group Member.

(f)
Preferred Tax Treatments.  All exemptions, reductions and rebates of Taxes granted to any Group Member by a Governmental Authority are in full force and effect and have not been terminated.  The transactions contemplated under the Transaction Documents will not, and, to the best knowledge of the Company, there is no other circumstance or event that will, result in any such exemption, reduction or rebate being cancelled or terminated, whether retroactively or for the future.

(g)
Tax Audits and Assessments.  No unresolved deficiencies with respect to any Tax Returns filed by any Group Member (or any other Taxes for which any Group Member may be liable) have been proposed or assessed against or with respect to any Group Member (and there is no outstanding audit, assessment, dispute or claim concerning any material Tax liability of any Group Member pending or raised), in each case by any Governmental Authority in writing to any Group Member, except with respect to matters for which adequate reserves have been established in accordance with US GAAP.

(h)
Not Party to a Spin-off.  The Company has not been a "distributing corporation" or a "controlled corporation" in any distribution occurring during the last two years intended to qualify under Section 355 of the Code.

(i)
No Withholding on Purchase or Sale of Shares by Investor.  No withholding of any Tax imposed by the PRC or any political subdivision or authority thereof is required (and no PRC Tax is otherwise payable) with respect to (i) the initial purchase of the Series D Preferred Stock by the Investor, (ii) the redemption or conversion thereof, (iii) any payment to the Investor thereon or under any Transaction Document or (iv) the sale of any Series D Preferred Stock, or any Common Share received upon conversion thereof, by the Investor, in each case so long as the Investor does not hold any shares of the Series D Preferred Stock or Common Shares, as applicable, through a permanent establishment in the PRC.

9.	OPERATIONS

(a)	Changes Since Latest Accounts Date.

(i)	General Changes. Since the Latest Accounts Date:

(1)	the business of the Group has been carried on in the ordinary course and so as to maintain the same as a going concern;

(2)	there has been no material adverse change in the financial position or trading prospects of the Group; and

(3)	there has been no agreement or commitment by any Group Member to do any of the things described in Clause 9(ii).

(ii)	Specific Changes. Except where necessary to perform its obligations under the Transaction Documents, since the Latest Accounts Date:

(1)
no Group Member has assumed or incurred any Liabilities (actual or contingent) or expenditure otherwise than in the ordinary course of carrying on its business or entered into any transaction which is not in its ordinary course of business;

(2)
no amount secured by the mortgages, charges or Encumbrances disclosed in the accounts and management accounts has been increased beyond the amount shown in the accounts and management accounts and no mortgage, charge or Encumbrance has been created since the Latest Accounts Date other than in the ordinary course of business;

(3)
no business of any Group Member has been adversely affected by the loss of any important contract or customer or source of supply or by any abnormal factor not affecting related businesses similar to any Group Member to a like extent and the Company is not aware of any facts which are likely to give rise to any such effects;

(4)	except as requested by the Investor and approved by the Company on or prior to Completion, no Group Member has appointed an auditor or changed its existing auditor;

(5)	no dividends, bonuses or distributions have been declared, paid or made;

(6)	no Group Member has ceased to conduct or carry on its business, approved the development of any new line of business or changed any part of its business activities in any material respect;

(7)	no Group Member has employed or terminated any Senior Manager;

(8)	no Group Member has entered into any joint venture or partnership with any Person;

(9)
no Group Member has settled, compromised or conceded any litigation, legal proceedings, arbitration, mediation or other dispute resolution procedures involving an amount, individually or in the aggregate, exceeding US$1 million;

(10)	no Group Member has changed its financial year end or accounting policies;

(11)
save for resolutions copies of which have been delivered to the Investor prior to the date hereof or which are required to be passed by any Group Member prior to Completion in order to satisfy the conditions set out in the Transaction Documents, no board or stockholders' resolutions of any Group Member have been passed;

(12)	there has not been any waiver or compromise granted by any Group Member of a valuable right or of a material debt owing to it; and

(13)	there has been no change to or waiver of any right under any Material Contract or agreement with a value in excess of US$1 million.

(iii)
Current Operations.  To the Company’s knowledge, there is no existing fact or circumstance that may have a Material Adverse Effect on the ability of any Group Member to conduct its business as currently conducted or contemplated to be conducted.

10.	EMPLOYEES

(a)	Status of Employees.

(i)	No Group Member has at any time since its establishment had, or is being threatened by, any strike, collective work stoppage or other material labor issue.

(ii)	Each Group Member has complied with all applicable laws regarding employees, employee benefits, employee safety and labor matters for all employees of the Group.

(b)
Employment Agreements and Compensation Arrangements.  Except as required by law, no Group Member is a party to or is bound by any currently effective employment contract (other than contracts that can be terminated on an at-will basis), deferred compensation agreement, pension, provident, superannuation, life assurance, disability or other similar schemes or arrangements, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement.  To the extent that any such arrangements as described in the foregoing are required to be entered into by law, the Company shall provide copies of such arrangements to the Investor.  Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable Company stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under US GAAP and applicable law. No stock option granted under the Company's stock option plan has been backdated.  The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(c)
Status of Employees.  No Senior Manager, officer or key employee, or any group of key employees, intends to terminate their employment with any Group Member, nor does such Group Member have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Group is terminable at will by its respective employer.

(d)	Withholding Tax. All amounts required to have been withheld by the Group with respect to employee salaries (including employees who have been treated as consultants) have been withheld.

(e)
Trade Union.  Unless otherwise required by law, no Group Member has any agreement or other arrangement (binding or otherwise) with any trade union or other body representing its employees or any of them nor does it recognize any trade union or other body representing its employees or any of them for negotiating purposes.

11.	CLAIMS AND PROCEEDINGS

(a)
No Litigation.  None of any Group Member, XD Engineering or Mr. Han is engaged in or has been notified that it is the subject of any litigation, arbitration or administrative or criminal proceedings (collectively, "Litigation"), whether as plaintiff, defendant or otherwise, which may give rise to a claim against such Group Member.   There is no judgment, decree, or order of any court in effect against any Group Member, and no Group Member is in default with respect to any order of any Governmental Authority to which it is a party or by which it is bound.

(b)
No Pending Proceedings.  No Litigation is pending or threatened against any Group Member, XD Engineering or Mr. Han.  There are no facts or circumstances likely to give rise to any Litigation against any Group Member, XD Engineering or Mr. Han or any such Litigation against any stockholder or any director, officer  of any Group Member.

(c)
No Undertaking; No Injunction.  None of any Group Member, XD Engineering or Mr. Han, and no director or officer of any Group Member is party to any undertaking or assurance given to any Governmental Authority or the subject of any injunction relating to such Group Member's business that is still in force.

(d)
No Insolvency.  No order has been made and no resolution has been passed for the winding up or liquidation or dissolution of any Group Member.  No distress, execution or other process has been levied on the whole or a substantial part of the assets of any Group Member.  No Group Member is insolvent or unable to pay its debts as they fall due.

(e)
No Investigation or Inquiry.  No Group Member is the subject of any investigation or inquiry by any Governmental Authority and there are no facts which are likely to give rise to any such investigation or inquiry.

12.	INTELLECTUAL PROPERTY

(a)
Proper Acquisition.  Details of all Intellectual Property owned by each Group Member are set out in the Disclosure Schedule.  None of such Intellectual Property has been wrongfully or unlawfully acquired by any Group Member.

(b)
No Infringement.  The processes and methods employed, the services provided, the businesses conducted, and the products manufactured, used or dealt in by any Group Member do not, or at the time of being employed, provided, conducted, manufactured, used or dealt in by any Group Member did not infringe the rights of any other Person in any Intellectual Property.  To the knowledge of the Company, there is not, nor has there been at any time, any unauthorized use or infringement by any Person of any of the Intellectual Property owned or otherwise required for the business of any Group Member.

13.	DISCLOSURE

(a)
Full Disclosure.  There is no fact or circumstance relating to the affairs of any Group Member which has not been disclosed to the Investor and which if disclosed might reasonably have been expected to influence the decision of the Investor to purchase the Series D Preferred Stock including the amount of the Consideration.

(b)
Representation.  Except for the representations and warranties contained in this Schedule and any other Transaction Document, none of the Company, Mr. Han, or any other Group Member makes any representations or warranties, and the Company, Mr. Han hereby disclaim any other representations and warranties, whether made by the Company, Mr. Han, any Group Member, or any of their officers, directors, employees, agents or representatives, with respect to the execution and delivery of this Agreement or any other Transaction Document, the transactions contemplated hereby, any Group Member, notwithstanding the delivery or disclosure to the Investor or its representatives of any document or other information with respect to any one or more of the foregoing.

14.	SECURITIES ISSUANCE

(a)
Acknowledgment regarding the Investor's Purchase of Securities.  The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that the Investor, prior to the Completion, (i) does not have the right to appoint or designate, and has not appointed an officer of the Company or designated a director of the Board or any of its Subsidiaries, (ii) is not an "affiliate" of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, is not a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act).

(b)
No General Solicitation; Placement Agent's Fees.  Neither the Company, nor any of the other Group Members or their affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Series D Preferred Stock.  The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

(c)
No Integrated Offering.  None of the Company, or any Group Member, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Purchased Shares under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Purchased Shares to require the approval of the stockholders of the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.  None of the Company, or any Group Member, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Purchased Shares under the 1933 Act or cause the offering of the Purchased Shares to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(d)
Dilutive Effect.  The Company, XD Engineering and Mr. Han understand and acknowledge that the number of Conversion Shares issuable upon conversion of the Series D Preferred Stock will increase in certain circumstances.  The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Series D Preferred Stock in accordance with this Agreement and the Certificate of Designations is absolute and unconditional (subject to any restrictions and limitations on convertibility or exercisability, as applicable, as set forth in the Certificate of Designations), regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(e)
Registration Rights.  To the Company's knowledge, no facts or circumstances exist that would inhibit or delay the preparation and filing of the registration statement with respect to the Purchased Shares and the Conversion Shares in accordance with the Registration Rights Agreement.  Except pursuant to that certain securities purchase agreement dated as of November 27, 2009 among the Company and the buyers named therein, no Person has any right to cause the Company or any Subsidiary to effect the registration under the 1933 Act of any securities of the Company or any Subsidiary.

SCHEDULE 3

THE INVESTOR WARRANTIES

1.
The Investor is a company duly incorporated and existing under the laws of the Cayman Islands, and is wholly owned by Morgan Stanley Private Equity Asia III Holdings (Cayman) Ltd, a Cayman Islands limited liability company.

2.
The Investor has the full power and authority to enter into, execute and deliver this Agreement and to perform the transactions contemplated hereby.  The execution and delivery by the Investor of this Agreement and the performance by the Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action of the Investor.  Assuming the due authorization, execution and delivery hereof by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

3.	The execution, delivery and performance of this Agreement by the Investor will not:

(a)	breach or constitute a default under any provision of the Memorandum of Association or Articles of Association or equivalent charter documents of the Investor;

(b)
conflict with or result in any material breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a material default under, any agreement to which the Investor is a party or by which the Investor is bound;

(c)	violate any court order, judgment, injunction, award, decree or writ against, or binding upon, the Investor or upon its securities, properties or business; or

(d)	result in violation or breach of or default under any law.

4.	The funds used by the Investor to purchase the Purchased Shares have been legally obtained by the Investor.

5.	The Investor is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the 1933 Act, as presently in effect.

SCHEDULE 4

THE KEY HOLDER WARRANTIES

1.	XD Engineering is a company duly incorporated and existing under the laws of the British Virgin Islands.

2.
Each of XD Engineering and Mr. Han has the full power and authority to enter into, execute and deliver this Agreement and to perform the transactions contemplated hereby.  The execution and delivery by XD Engineering or Mr. Han of this Agreement and the performance by XD Engineering or Mr. Han of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action of the Investor.  Assuming the due authorization, execution and delivery hereof by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of XD Engineering and Mr. Han, enforceable against XD Engineering or Mr. Han (as the case may be) in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

3.	The execution, delivery and performance of this Agreement by XD Engineering or Mr. Han, will not, where applicable:

(a)	breach or constitute a default under any provision of the Memorandum of Association or Articles of Association or equivalent charter documents of XD Engineering;

(b)
conflict with or result in any material breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a material default under, any agreement to which XD Engineering or Mr. Han (as the case may be) is a party or by which XD Engineering or Mr. Han (as the case may be) is bound;

(c)	violate any court order, judgment, injunction, award, decree or writ against, or binding upon, XD Engineering or Mr. Han (as the case may be) or upon its securities, properties or business; or

(d)	result in violation or breach of or default under any law.

4.	Mr. Han directly owns 8,127,533 shares of the Common Stock.

5.	XD Engineering directly owns legally and beneficially (i) 24,382,598 shares of the Common Stock and (ii) all outstanding shares of the Series B Preferred Stock of the Company.

SCHEDULE 5

List of Senior Managers

HAN Jie	Chief Executive Officer
ZHANG Taylor	Chief Financial Officer
MA Qingwei	Chief Operating Officer, Acting Chief Administrative Officer
MA Junjie	Acting Chief Technology Officer

EXHIBIT A

THE CERTIFICATE OF DESIGNATION

EXHIBIT B

FORM PLEDGE AGREEMENT

EXHIBIT C

AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION OF THE COMPANY

EXHIBIT D

AMENDED AND RESTATED BY-LAWS OF THE COMPANY

EXHIBIT E

DIRECTOR INDEMNIFICATION AGREEMENT

EXHIBIT F-1

CERTIFICATE OF INCUMBENCY AND AUTHORITY OF COMPANY

[Letterhead of the Company]

[Date]

[_____] and
[_____]
[_____]
Attention: [_____]

Certificate of Incumbency and Authority

Reference is made to the Securities Purchase Agreement dated as of August 15, 2011 (the "Agreement") by and among China XD Plastics Company Limited, a corporation organized and existing under Chapter 78 of the Nevada Revised Statutes of the State of Nevada of the United States of America (the "Company"); MSPEA Modified Plastics Holding Limited, a company incorporated and existing under the laws of the Cayman Islands (the "Investor"); XD. Engineering Plastics Company Limited, a company incorporated and existing under the laws of the British Virgin Islands ("XD Engineering"); and Mr. JIE HAN, a PRC Citizen (the "Securities Purchase Agreement").  Unless otherwise defined herein, capitalized terms used herein shall have the meaning set forth in the Securities Purchase Agreement.

I, the undersigned, [Chairman/Director] of ____________________ (the "Company"), duly authorized to do so, hereby certify on behalf of the Company that the following are the names, offices and true specimen signatures of the persons [each] [any two] of whom are, and will continue to be, authorized:

(a)           to sign the certifications provided for in Section 3.1 of the Securities Purchase Agreement; and

(b)           to take any other action required or permitted to be taken, done, signed or executed under the Securities Purchase Agreement or any other agreement to which the Investors and the Company may be parties.

*Name	Office	Specimen Signature
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________

*As may be changed by the Company at any time by issuing a new Certificate of Incumbency and Authority authorized by the Board of Directors of the Company where applicable.

You may assume that any such person continues to be so authorized until you receive written notice from an Authorized Representative of the Company that they, or any of them, is no longer so authorized.

Yours truly,

CHINA XD PLASTICS COMPANY LIMITED

______________________________

By: __________________________

Name: ________________________

Title: [Chairman/Director]

 EXHIBIT F-2

CERTIFICATE OF INCUMBENCY AND AUTHORITY OF INVESTOR

 [Letterhead of the Investor]

[Date]

CHINA XD PLASTICS COMPANY LIMITED,
XD. ENGINEERING PLASTICS COMPANY LIMITED and
JIE HAN
Attention: [_____]

Certificate of Incumbency and Authority

Reference is made to the Securities Purchase Agreement dated as of August 15, 2011 (the "Agreement") by and among China XD Plastics Company Limited, a corporation organized and existing under Chapter 78 of the Nevada Revised Statutes of the State of Nevada of the United States of America (the "Company"); MSPEA Modified Plastics Holding Limited, a company incorporated and existing under the laws of the Cayman Islands (the "Investor"); XD. Engineering Plastics Company Limited, a company incorporated and existing under the laws of the British Virgin Islands ("XD Engineering"); and Mr. JIE HAN, a PRC Citizen (the "Securities Purchase Agreement").  Unless otherwise defined herein, capitalized terms used herein shall have the meaning set forth in the Securities Purchase Agreement.

I, the undersigned, [Director] of the Investor, duly authorized to do so, hereby certify on behalf of the Investor that the following are the names, offices and true specimen signatures of the persons each of whom is, and will continue to be, authorized:

(a)           to sign the certifications provided for in Section 3.2 of the Securities Purchase Agreement; and

(b)           to take any other action required or permitted to be taken, done, signed or executed under the Securities Purchase Agreement or any other agreement to which the Investor may be parties.

*Name	Office	Specimen Signature
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________

You may assume that any such person continues to be so authorized until you receive written notice from an Authorized Representative of the Investor that they, or any of them, is no longer so authorized.

Yours truly,

MSPEA MODIFIED PLASTICS HOLDING LIMITED

______________________________

By: ___________________

Name: _________________

Title: [Director]

*As may be changed by the Company at any time by issuing a new Certificate of Incumbency and Authority authorized by the Board of Directors of the Company where applicable.

EXHIBIT G

COMPANY WIRE INSTRUCTION

EXHIBIT B
CERTIFICATE OF DESIGNATION

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
OF
SERIES D JUNIOR CONVERTIBLE PREFERRED STOCK
OF
CHINA XD PLASTICS COMPANY LIMITED

Pursuant to Section 78.1955 of the Nevada Revised Statutes of the State of Nevada (as amended, the “Nevada Revised Statutes”):

The undersigned, the Chairman of the Board of Directors (the "Board of Directors") of China XD Plastics Company Limited, a corporation organized and existing under Chapter 78 of the Nevada Revised Statutes in accordance with the provisions of Section 78.1955 thereof (hereinafter called the "Company"), DOES HEREBY CERTIFY:

That, pursuant to the authority conferred upon the Board of Directors by the Amended Articles of Incorporation of the Company (the "Articles of Incorporation"), the Board of Directors on August 15, 2011 adopted the following resolution creating a series of 16,000,000 shares of Preferred Stock designated as Series D Junior Convertible Preferred Stock:

WHEREAS, the Articles of Incorporation authorizes 50,000,000 shares of preferred stock, US$0.0001 par value per share, issuable from time to time in one or more series (the "Preferred Stock"); and

WHEREAS, the Articles of Incorporation authorizes the Board of Directors to provide by resolution for the issuance of shares of preferred stock in one or more series, and to fix for each such series such preferences, rights and power as may be permitted by the Nevada Revised Statutes.

NOW THEREFORE, BE IT RESOLVED, that, pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Articles of Incorporation, the Series D Junior Convertible Preferred Stock of the Company be and hereby are created, and that the designation and amount thereof and the powers, preferences and relative, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1.    Designation and Amount.  The designation of such series of Preferred Stock shall be "Series D Junior Convertible Preferred Stock, "US$0.0001 par value per share (the "Series D Preferred Stock").  The designated and maximum number of shares of Series D Preferred Stock shall be 20,000,000.

Section 2.    Ranking.  The shares of Series D Preferred Stock shall be (i) junior to outstanding shares of Series B Preferred Stock and Series C Preferred Stock of the Company (collectively, the "Senior Stock") and (ii) senior to any shares of the common stock of the Company, par value US$0.0001 per share (the "Common Stock") and each other class or series of capital stock of the Company hereafter created which does not expressly rank paripassu with or senior to the shares of Series D Preferred Stock (collectively, the "Junior Stock"), in each case as to the payment of dividends and the distribution upon a liquidation, winding-up and dissolution of the Company.

Section 3.    Dividends and Distributions.  If the Company declares, pays or sets apart for payment any dividend or makes any Distribution (as defined below) on any shares of Common Stock or Junior Stock, then at the time of such dividend or Distribution the Company shall simultaneously pay a dividend or Distribution on each outstanding share of Series D Preferred Stock in an amount equal to the product of (i) the dividend or Distribution payable on each share of Common Stock or Junior Stock multiplied by (ii) the number of shares of Common Stock issuable upon conversion of a share of Series D Preferred Stock (without taking into account any limitations or restrictions on the convertibility of the shares of Series D Preferred Stock), calculated on the record date for determination of holders entitled to receive such dividend or Distribution.

Section 4.    Voting Rights.  The holders of shares of Series D Preferred Stock shall have the following voting rights:

(A)           The holders of outstanding shares of Series D Preferred Stock shall be entitled to notice of all meetings of stockholders in accordance with the Company's Amended and Restated By-laws (the "By-laws").  On any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series D Preferred Stock shall be entitled to cast the number of votes equal to the number of votes that would be attributable to the shares of Common Stock issuable upon conversion of such shares of Series D Preferred Stock, assuming such conversion took place on the record date for determining the stockholders entitled to vote on such matter (without taking into account any limitations or restrictions on the convertibility of the shares of Series D Preferred Stock).  Except as provided herein or by law, holders of outstanding shares of Series D Preferred Stock shall vote together with the holders of outstanding shares of Common Stock as a single class.

(B)           At each annual meeting of the stockholders of the Company or at any meeting of the stockholders of the Company at which members of the Board of Directors are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the affirmative vote or consent of the holders of at least a majority of the shares of Series D Preferred Stock outstanding at the time, given in person or by proxy, either by written consent or at a meeting, in which the holders of Series D Preferred Stock vote separately as a class shall be entitled to elect (i) two (2) directors of the Board of Directors so long as 12,800,000 (adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or other like changes in the Company's capital structure) (the "Two Directors Number") or more shares of Series D Preferred Stock are outstanding at such time, and (ii)  one (1) director of the Board of Directors if the number of shares of Series D Preferred Stock outstanding at such time is less than the Two Directors Number but more than 1,600,000 (adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or other like changes in the Company's capital structure) (the "Minimum Number") (each director elected pursuant to either (i) or (ii) above, a "Series D Director").  The right of holders of shares of Series D Prefered Stock to elect Seires D Directors pursuant to (i) and (ii) above is referred to as the “Series D Director Election Right” for purposes of this Certificate of Designation.  So long as the holders of shares of Series D Preferred Stock then outstanding retain at least the Minimum Number of shares required to have the Series D Director Election Right, only the holders of no less than  two thirds (2/3) of the shares of Series D Preferred Stock then outstanding shall be entitled to remove from the Board of Directors without cause any Series D Director, and only the holders of a majority of the shares of Series D Preferred Stock then outstanding shall be entitled to fill the vacancy created by such removal or to otherwise fill any vacancy in the office of any such Series D Director occurring for any reason.  Removal of a Series D Director and election of a successor Series D Director shall be effected by submission of written consent and notice to the Board of Directors by the holders of two thirds (2/3) of the shares of Series D Preferred Stock then outstanding.  If at any time the holders of the shares of Series D Preferred Stock then outstanding fail to retain the Minimum Number of shares required to give rise to the Series D Director Election Right, then (a) the right of the holders of shares of Series D Preferred Stock to elect such Series D Directors shall cease, (b) unless the other members of the Board of Directors determine otherwise in a duly adopted resolution, the term of office of the person elected as a Series D Director by the holders of shares of Series D Preferred Stock shall terminate and the number of the Board of Directors shall be reduced accordingly, and (c) the holders of shares of Series D Preferred Stock shall have no right to elect or appoint a Series D Director to replace such director

2

(C)           Series D Preferred Stock as a single class, shall have the following additional class voting rights: So long as the Minimum Number of Series D Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least a majority of the shares of Series D Preferred Stock then outstanding, given in person or by proxy, either by written consent or at a meeting, in which the holders of shares of Series D Preferred Stock vote separately as a class:

(i)           authorize, create, issue, increase, redeem or repurchase any class or series of stock of the Company or any other Member of the Group or any other Equity Securities (as defined below) of any member of the Group (other than an Exempted Issuance), or the listing or delisting of any Equity Securities of any member of the Group, or engage any underwriter or financial advisor for such purposes;

(ii)           declare, pay or set apart for payment any dividend or Distribution on the shares of Junior Stock or the shares of a series of stock that ranks on a parity with Series D Preferred Stock as to dividends and distributions upon a liquidation, winding-up and dissolution of the Company (collectively "Parity Stock") or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any shares of Junior Stock or Parity Stock or any Equity Securities exercisable for or convertible into any shares or Junior Stock or Parity Stock whether in cash, obligations or shares of the Company or other property, or permit any corporation or other entity directly or indirectly controlled by the Company to purchase or redeem any shares of Junior Stock or Parity Stock or any such Equity Securities;

(iii)           amend (x) the terms of any existing Equity Securities, (y) Articles  of Incorporation, the By-laws or any other charter documents of any member of the Group in a manner that could adversely affect the holders of the Series D Preferred Stock or (z) this Certificate of Designation;

(iv)           authorize or effect any stock dividend, forward stock split, combination or other like changes for and with respect to any member of the Group ;

(v)            reclassify the outstanding securities of any member of the Group;

(vi)           enter into any contract, agreement, understanding or other arrangement or take any action that could, directly or indirectly, constitute a Material Event (as defined below); or

(vii)          enter into any contract, agreement, or other arrangement that would, directly or indirectly, preclude or restrict the Company from complying with any of its obligations hereunder.

3

(D)           Except as set forth herein, in the Articles of Incorporation or required by law, holders of shares of Series D Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 5.    Liquidation Preference.

(A)           In the event of the liquidation, dissolution or winding-up of the affairs of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of shares of Series D Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Company available for distribution to its stockholders before any payment shall be made to the holders of shares of Common Stock or any other Junior Stock by reason of their ownership thereof, but after any payment shall be made to the holders of any Senior Stock by reason of their ownership thereof, with respect to each share of Series D Preferred Stock, an amount equal to the greater of (i) an amount per share of Series D Preferred Stock equal to an amount that would yield a Total Internal Rate of Return of 15% to such holder on the Series D Original Issue Price on the applicable date of payment, assuming that the holder acquired such share of Series D Preferred Stock on the Original Issuance Date at the Series D Original Issue Price (defined below) and taking into account all cash dividends and/or Distributions paid by the Company and received by such holder in respect of such share of Series D Preferred Stock (the "IRR Price") and (ii) such amount per share as would have been payable had all shares of Series D Preferred Stock been converted into Common Stock pursuant to Section 6 immediately prior to such Liquidation (without taking into account any limitations or restrictions on the convertibility of the shares of Series D Preferred Stock) (the amount payable to the holders of shares of Series D Preferred Stock pursuant to clause (i) or (ii) of this sentence is hereinafter referred to as the "Series D Liquidation Amount").  If upon any such Liquidation, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred Stock and holders of shares of Parity Stock (if any) the full liquidation preference (including, with respect to the shares of Series D Preferred Stock, the Series D Liquidation Amount) to which they shall be entitled under this Section 5(A), the holders of shares of Series D Preferred Stock and holders of shares of Parity Stock (if any) shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.  All payments for which this Section 5(A) provides shall be in cash, property (valued at its Fair Market Value) or a combination thereof; provided, however, that no cash shall be paid to holders of shares of Common Stock or any other Junior Stock unless each holder of the outstanding shares of Series D Preferred Stock has been paid in cash the full amount to which such holder shall be entitled under this Section 5(A).  After payment of the full Series D Liquidation Amount, such holders of shares of Series D Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.  The "Series D Original Issue Price" shall be US$6.25 per share of Series D Preferred Stock and shall be adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or other like changes in the Company's capital structure.

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(B)           For purposes hereof, any transaction or series of related transactions that constitute (i) the sale, conveyance, exchange, lease or other transfer of all or substantially all of the assets of the Group taken as a whole, (ii) any acquisition of the Company by means of a consolidation, stock exchange, stock sale, merger or other form of corporate reorganization of the Company with any other entity in which the Company's stockholders prior to the consolidation or merger own less than a majority of the voting securities or economic interests of the surviving entity (or, if the surviving entity is a wholly-owned subsidiary of another corporation following such merger or consolidation, the parent corporation of such surviving entity), (iii) the sale or disposition (including by way of merger, consolidation or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale or disposition is to a wholly-owned subsidiary of the Company, or (iv) transaction or series of related transactions following which the Company's stockholders prior to such transaction or series of related transactions own less than a majority of the voting securities or economic interests of the Company or surviving entity (or, if the surviving entity is a wholly-owned subsidiary of another corporation following such transaction or series of related transactions, the parent corporation of such surviving entity) (any such event, a "Reorganization Event") shall be deemed to be a Liquidation unless otherwise determined by the holders of at least a majority of the shares of Series D Preferred Stock then outstanding.  Notwithstanding the foregoing, any merger or reorganization exclusively between the Company and a wholly-owned subsidiary of the Company shall not be deemed to be a Reorganization Event.

(C)           Without prejudice to the right of the holders of shares of Series D Preferred Stock under Section 4(C)(vi), the Company shall not have the power to effect any transaction constituting a Reorganization Event pursuant to Section 5(B) above unless the agreement or plan of merger or consolidation provides that the consideration payable to the stockholders of the Company shall be allocated among the holders of capital stock of the Company in accordance with Section 5(A) above.

(D)           Unless otherwise waived by the holders of at least a majority of the shares of Series D Preferred Stock then outstanding, the Company shall deliver a written notice of any Liquidation, stating a payment date and the place where the distributable amounts shall be payable by mail, postage prepaid, no less than ten (10) days prior to the payment date stated therein, to the holders of record of the shares of Series D Preferred Stock then outstanding at their respective addresses as the same shall appear on the books of the Company.

Section 6.  Conversion.  The holder of shares of Series D Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

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(A)           Holder's Right to Convert.  At any time on or after January 1, 2012 but on or before the third anniversary of the Original Issuance Date (the "Maturity Date"), each holder of any shares of Series D Preferred Stock then outstanding may, at such holder's option, elect to convert (a "Voluntary Conversion") all or any portion of the shares of Series D Preferred Stock held by such holder into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the product of (x) the Series D Original Issue Price plus an amount equal to any declared and unpaid dividends on the shares of Series D Preferred Stock being converted prior to the Voluntary Conversion Date (as defined below), multiplied by (y) the number of shares of Series D Preferred Stock being converted divided by (ii) the Conversion Price (as defined below) then in effect as of the date of the delivery by such holder of its notice of election to convert.

(B)           Mechanics of Voluntary Conversion.  The Voluntary Conversion of shares of Series D Preferred Stock shall be conducted in the following manner:

(i)           Holder's Delivery Requirements.  To convert shares of Series D Preferred Stock into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed and completed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice"), to the Company, and (B) surrender to a common carrier for delivery to the Company as soon as practicable following such Voluntary Conversion Date but in no event later than three (3) Business Days (as defined below) after such date the original certificates representing the shares of Series D Preferred Stock being converted (or an indemnification undertaking with respect to such certificates in the case of their loss, theft or destruction) (the "Preferred Stock Certificates") and the originally executed Conversion Notice.

(ii)           Company's Response.  Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall within two (2) Business Days send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder.  Upon receipt by the Company of an originally executed Conversion Notice, the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within five (5) Business Days following the date of receipt by the Company of the originally executed Conversion Notice (so long as the applicable Preferred Stock Certificates and original Conversion Notice are received by the Company on or before such fifth (5th) Business Day), issue and deliver to the Depository Trust Company ("DTC") account on the holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled.  Notwithstanding the foregoing to the contrary, the Company or the Transfer Agent shall only be required to issue and deliver the shares to the DTC on a holder's behalf via DWAC if such conversion is in connection with a sale and all requirements to effect such DWAC have been met, including, but not limited to, such shares being registered for resale pursuant to an effective registration statement and satisfaction of applicable prospectus delivery requirements, if any.  If the Company or the Transfer Agent cannot issue the shares to a holder via DWAC because the aforementioned conditions are not satisfied, the Company shall deliver physical certificates to the holder or its designee.  If the number of shares of Series D Preferred Stock represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of shares of Series D Preferred Stock being converted, then the Company shall, as soon as practicable, issue and deliver to the holder a new Preferred Stock Certificate representing the number of shares of Series D Preferred Stock not converted.

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(iii)           Record Holder.  The person or persons entitled to receive the shares of Common Stock issuable upon a Voluntary Conversion of Series D Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Voluntary Conversion Date.

(C)           Mandatory Conversion.

(i)           At any time on or after the third anniversary of the Original Issuance Date, if the consolidated net income of the Company after all charges and provisions for taxes and adjusted to exclude all Excluded Items (as determined by a Big 4 Accounting Firm based upon the annual consolidated financial statements prepared and audited by a Big 4 Accounting Firm) for each of the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013 is equal to or greater than RMB 360 million, RMB 520 million and RMB 800 million, respectively, the Company shall have the right to require each holder of shares of Series D Preferred Stock to convert (the "Mandatory Conversion Right") each outstanding share of Series D Preferred Stock into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the aggregate of (x) the Series D Original Issue Price plus (y) an amount equal to any declared and unpaid dividends on such share of Series D Preferred Stock prior to the Mandatory Conversion Date (as defined below) divided by (ii) the Conversion Price of Series D Preferred Stock in effect on the Mandatory Conversion Date.

(ii)           To exercise the Mandatory Conversion Right, the Company shall deliver to each holder of record of Series D Preferred Stock an irrevocable written notice indicating the effective date of such conversion (the "Mandatory Conversion Date") thirty (30) days prior to such date.

(iii)           On the Mandatory Conversion Date, the outstanding shares of Series D Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its Transfer Agent, and certificates previously representing shares of Series D Preferred Stock shall represent only the shares of Common Stock into which the shares of Series D Preferred Stock previously represented thereby have been converted pursuant hereto; provided, however, that the Company shall not be obligated to issue the shares of Common Stock issuable upon such conversion of any shares of Series D Preferred Stock unless certificates evidencing such shares of Series D Preferred Stock are either delivered to the Company or the holder notifies the Company that such certificates have been lost, stolen, or destroyed, and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith.  Upon the occurrence of the conversion of shares of Series D Preferred Stock pursuant to this Section 6(C), the holders of shares of Series D Preferred Stock shall surrender the certificates representing such shares to the Company and the Company shall cause its Transfer Agent to deliver the shares of Common Stock issuable upon such conversion (in the same manner set forth in Section 6(B)(ii)) to the holder within three (3) Business Days of the holder's delivery of the applicable Series D Preferred Stock certificates.

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(iv)           Record Holder.  The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series D Preferred Stock effected by the Company's exercise of the Company Conversion Right shall be treated for all purposes as the record holder or holders of such shares of  Common Stock on the Mandatory Conversion Date.

(D)           Conversion Price.  The term "Conversion Price" shall mean US$6.25 per share, subject to adjustment under Section 6(E) hereof.

(E)           Adjustments of Conversion Price.

(i)           Adjustments for Stock Splits and Combinations.  If the Company shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding shares of Common Stock, the Conversion Price shall be proportionately decreased.  For example, a 2:1 stock split shall result in a decrease in the Conversion Price by ½, taking into account all prior adjustments made thereto under this Section 6(E).  If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased.  For example, a 1:2 combination shall result in an increase in the Conversion Price by a multiple of 2, taking into account all prior adjustments made thereto under this Section 6(E).  Any adjustments under this Section 6(E)(i) shall be effective at the close of business on the date the stock split or combination becomes effective.

(ii)           Adjustments for Dividends and Distributions of Common Stock.  If the Company shall at any time or from time to time after the Original Issuance Date, make or issue or set a record date for the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Price shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

a)	the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

b)
the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

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(iii)           Adjustment for Merger or Reorganization, etc.  If at any time or from time to time after the Original Issuance Date there shall occur any reorganization, recapitalization, reclassification, consolidation, merger or other reorganization event (collectively, the "Reorganization Adjustment Event") involving the Company (other than a Reorganization Event deemed to be a Liquidation pursuant to Section 5(B)) in which shares of Common Stock (but not shares of Series D Preferred Stock) are converted into or exchanged for securities, cash or other property (other than a transaction covered by Section 6(E)(i) or Section 6(E)(ii)), then, following any such Reorganization Adjustment Event, each share of Series D Preferred Stock shall thereafter be convertible (without taking into account any limitations or restrictions on the convertibility of the shares of Series D Preferred Stock), in lieu of the shares of Common Stock, into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Company issuable upon conversion of one share of Series D Preferred Stock immediately prior to such Reorganization Adjustment Event would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the holders of a majority of shares of Series D Preferred Stock then outstanding) shall be made in the application of the provisions in this Section 6(E) with respect to the rights and interests thereafter of the holders of shares of Series D Preferred Stock, to the end that the provisions set forth in this Section 6 (including provisions with respect to changes in and other adjustments to the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the shares of Series D Preferred Stock.

(iv)           Successive Adjustments; Multiple Adjustments.  After an adjustment is made to the Conversion Price under this Section 6, any subsequent event requiring an adjustment under this Section 6 shall cause an adjustment to such Conversion Price, as so adjusted.

(v)           Waiver of Adjustments.  Notwithstanding anything to the contrary, the Company may avoid any adjustment to the Conversion Price required hereunder or make a partial adjustment to the Conversion Price if the holders of a majority of the outstanding shares of Series D Preferred Stock agree in writing to waive such an adjustment or accept such partial adjustment to the Conversion Price.

(F)           Certificates as to Adjustments.  Upon occurrence of each adjustment or readjustment of the Conversion Price, or number of shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such shares of Series D Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon written request of the holder of any such affected shares of Series D Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series D Preferred Stock.

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(G)           Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of the shares of Series D Preferred Stock.  In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay to such holder cash equal to the product of such fraction multiplied by the average of the closing prices of the shares of Common Stock on the NASDAQ Global Market for the five (5) consecutive trading days immediately preceding the Voluntary Conversion Date or Company Conversion Date, as applicable.

(H)           Reservation of Common Stock.  The Company shall, so long as any shares of Series D Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of Series D Preferred Stock according to the terms hereof, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of Series D Preferred Stock then outstanding.

(I)           Partial Conversion of Series D Preferred Stock.  Conversion of shares of Series D Preferred Stock shall be deemed to have been effected on the Voluntary Conversion Date or Company Conversion Date, as applicable, and such date is referred to herein as the "Conversion Date."  Upon conversion of only a portion of the number of shares of Series D Preferred Stock represented by a certificate surrendered for conversion, the Company shall issue and deliver to such holder at the expense of the Company, a new certificate covering the number of shares of Series D Preferred Stock representing the unconverted portion of the shares of Series D Preferred Stock so surrendered.

Section 7.   Redemption Upon Triggering Events.

(A)           In addition to all other rights of the holders of Series D Preferred Stock contained herein, upon the occurrence of a Triggering Event, each holder of the then outstanding shares of Series D Preferred Stock shall have the right, at such holders' option, to require the Company to redeem, all or a portion of the shares of Series D Preferred Stock, at the IRR Price (provided that the three-month period immediately following the delivery of the Redemption Request (as defined below) shall be excluded for the purpose of calculating the IRR Price under this Section 7(A)) (the "Redemption Price"), by delivery of written notice to the Company (the "Redemption Request") at least  6 months prior to the proposed date of redemption (the "Redemption Date") set forth in the Redemption Request, provided that in no event shall the Redemption Date be prior to March 3, 2013 (or such later date that is the earliest date that would not violate Section 8 of the Certificate of Designation, Preferences and Rights of the Series C Convertible Preferred Stock, par value $0.0001 per share, of the Company (the "Series C Stock") if the maturity date of the Series C Stock is extended pursuant to the terms of the Certificate of Designation, Preferences and Rights of the Series C Stock) if any shares of Series C Stock remain outstanding, unless otherwise consented to by holders of shares of the Series C Stock.

(B)           Promptly following receipt of the Redemption Request and no later than ten (10) days prior to a Redemption Date, the Company shall mail a notice of optional redemption by first-class mail, postage prepaid to each holder of shares of Series D Preferred Stock, which notice shall state (i) the Redemption Date and the applicable Redemption Price of the proposed redemption, (ii) the then applicable Conversion Price for Series D Preferred Stock then in effect, and (iii) reference to this Section 7.

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(C)           The Company shall pay the applicable Redemption Price on the later of (i) the Redemption Date and (ii) upon the receipt of surrender of the certificates representing the shares of Series D Preferred Stock to be redeemed (properly endorsed or assigned for transfer, if the Company shall so reasonably require and letters of transmittal and instructions therefor on reasonable terms as are included in the notice sent by the Company); provided, that if such certificates are lost, stolen or destroyed, the Company may require such holder to execute an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith, prior to paying such Redemption Price.

(D)           Shares of Series D Preferred Stock to be redeemed on the Redemption Date will from and after the Redemption Date, no longer be deemed to be outstanding; and all powers, designations, preferences and other rights of the holder thereof as a holder of shares of Series D Preferred Stock (except the right to receive from the Company the applicable Redemption Price) shall cease and terminate with respect to such shares; provided, that in the event that a share of Series D Preferred Stock is not redeemed due to a default in payment by the Company or because the Company is otherwise unable to pay the applicable Redemption Price in cash in full, such share of Series D Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights (including but not limited to the Conversion Rights) as provided herein.

(E)           Notwithstanding anything in this Section 7 to the contrary, each holder shall retain the right to convert shares of Series D Preferred Stock subject to redemption, at any time on or prior to the Business Day immediately preceding the Redemption Date; provided, however, that any shares of Series D Preferred Stock for which a holder delivers a Conversion Notice to the Company on or prior to the Business day immediately preceding the Redemption Date shall not be redeemed pursuant to this Section 7.

(F)           Any redemption of shares of Series D Preferred Stock pursuant to this Section 7 (such redemption, the "Event Redemption") shall be payable out of any cash legally available therefor, and if there is not a sufficient amount of cash available, then out of the remaining assets of the Company legally available therefor.  At the time of the Event Redemption, the Company shall take all actions required or permitted under Nevada law to permit the Event Redemption, including, without limitation, through the revaluation of its assets in accordance with Nevada law, to make funds legally available for such Event Redemption.  To the extent that the Company has insufficient funds to redeem all of the shares of Series D Preferred Stock upon the Event Redemption, the Company shall use available funds to redeem a pro rata portion of such shares of Series D Preferred Stock.

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Section 8.   Mandatory Redemption upon Maturity.  If any shares of Series D Preferred Stock remain outstanding on the Maturity Date, the holders of such shares shall require the Company to redeem each share of Series D Preferred Stock in cash at a price equal to the IRR Price (provided that the three-month period immediately following the delivery of the Redemption Request (as defined below) shall be excluded for the purpose of calculating the IRR Price under this Section 8) (the "Mandatory Redemption Price") by delivery of written notice (the "Mandatory Redemption Request") on the Maturity Date by first-class mail, postage prepaid to the Company, which notice shall state (i) the mandatory redemption date that shall be the date that is six months after the Maturity Date (the "Mandatory Redemption Date"), (ii) the applicable Mandatory Redemption Price, and (iii)  reference to this Section 8.

(A)           The Company shall pay the applicable Mandatory Redemption Price by wire transfer of immediately available on the later of (i) the Mandatory Redemption Date and (ii) upon the receipt of surrender of the certificates representing the shares of Series D Preferred Stock to be redeemed (properly endorsed or assigned for transfer, if the Company shall so reasonably require and letters of transmittal and instructions therefor on reasonable terms as are included in the notice sent by the Company); provided, that if such certificates are lost, stolen or destroyed, the Company may require such holder to execute an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith, prior to paying such Mandatory Redemption Price.

(B)           Shares of Series D Preferred Stock to be redeemed on the Mandatory Redemption Date will from and after the Mandatory Redemption Date, no longer be deemed to be outstanding; and all powers, designations, preferences and other rights of the holder thereof as a holder of shares of Series D Preferred Stock (except the right to receive from the Company the Mandatory Redemption Price) shall cease and terminate with respect to such shares; provided, that regardless of the Mandatory Redemption Date and any other provision to the contrary, in the event that a share of Series D Preferred Stock is not redeemed due to a default in payment by the Company or because the Company is otherwise unable to pay the Mandatory Redemption Price in cash in full, such share of Series D Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights as provided herein.

 (C)           Any redemption of shares of Series D Preferred Stock pursuant to this Section 8 (such redemption, the "Mandatory Redemption") shall be payable out of any cash legally available therefor, and if there is not a sufficient amount of cash available, then out of the remaining assets of the Company legally available therefor.  At the time of the Mandatory Redemption, the Company shall take all actions required or permitted under Nevada law to permit the Mandatory Redemption, including, without limitation, through the revaluation of its assets in accordance with Nevada law, to make funds legally available for such Mandatory Redemption.  To the extent that the Company has insufficient funds to redeem all of the shares of Series D Preferred Stock upon the Mandatory Redemption, the Company shall use all funds to redeem a pro rata portion of such shares of Series D Preferred Stock.

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Section 9.  Retirement of Reacquired Shares.  Any shares of Series D Preferred Stock purchased, converted or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, but may not be reissued as shares of Series D Preferred Stock.

Section 10.   Purchase Right.  If at any time the Company grants, issues or sells any Equity Securities or other property pro rata to the record holders of any class of Common Stock, then the holders of Series D Preferred Stock will be entitled to acquire, upon the terms applicable to such Equity Securities or such other property, the aggregate amount of such Equity Securities or such other property which such holder of Series D Preferred Stock could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of its Series D Preferred Stock (without taking into account any limitations or restrictions on the convertibility of the shares of Series D Preferred Stock) immediately before the date on which a record is taken for the grant, issuance or sale of such Equity Securities or such other property, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Equity Securities or such other property.

Section 11.  Lost or Stolen Certificates.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificates representing the shares of Series D Preferred Stock, and, in the case of loss, theft or destruction, of an indemnification undertaking by the holder of such shares of Series D Preferred Stock to the Company in customary form and, in the case of mutilation, upon surrender and cancellation such certificates, the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue certificates of such shares of Series D Preferred Stock if the holder contemporaneously requests the Company to convert such shares of Series D Preferred Stock into shares of Common Stock.

Section 12.   Injunctive Relief.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of shares of Series D Preferred Stock and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 13.   Failure or Indulgence Not Waiver.  No failure or delay on the part of a holder of shares of Series D Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 14.   Transfer of Shares.  A holder of shares of Series D Preferred Stock may transfer, directly or indirectly (including without limitation the transfer of control of the Person holding such shares) some or all of the Series D Preferred Stock and the accompanying rights hereunder held by such holder without the consent of the Company; provided that such assignment is in compliance with applicable securities laws and the assignee is not principally engaged in the Principal Business in the PRC unless otherwise approved in writing by the Company.

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Section 15.   Preferred Share Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holders of shares of Series D Preferred Stock), a register for Series D Preferred Stock, in which the Company shall record the name and address of the persons in whose name Series D Preferred Stock have been issued, as well as the name and address of each transferee.  The Company may treat the person in whose name any of Series D Preferred Stock is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

Section 16.  Stockholder Matters.  Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the rules and regulations of the applicable stock market, the Nevada Revised Statutes, this Certificate of Designation or otherwise with respect to the issuance of shares of Series D Preferred Stock or the common stock Series D Preferred Stock may convert into may be effected by written consent of the Company's stockholders or at a duly called meeting of the Company's stockholders, all in accordance with the applicable rules and regulations of the applicable stock market and the Nevada Revised Statutes.  This provision is intended to comply with the applicable sections of the Nevada Revised Statutes permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

Section 17.   Waiver of Corporate Opportunity.  To the maximum extent permitted from time to time under Nevada law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to (w) the holders of the Series D Preferred Stock, (x) the Series D Director, (y) any other person or persons who are, at the time, associated with or nominated by, or serving as representatives of the holders of the shares of Series D Preferred Stock (or the shares of Common Stock issued upon conversion of the shares of Series D Preferred Stock), or (z) the respective affiliates of the foregoing parties (including their officers or directors who are employees, officers, directors, managers or members of such stockholders or entities controlling or under common control with such stockholders).

Section 18.    Control Shares Act.  The provisions of Nevada Revised Statutes Section 78.378 to 78.3793 (the "Control Shares Act") do not apply to any acquisition of a controlling interest (as defined in the Control Shares Act) in the Company by any holder of any shares of Series D Preferred Stock.

Section 19.    Certain Taxes.   The Company shall bear all Taxes, including, without limitation, any share transfer, documentary, stamp or similar Taxes, imposed on or in connection with (i) the authorization, sale, issuance or delivery by the Company of the shares of Series D Preferred Stock, the shares of Common Stock or other securities issued upon conversion of, or otherwise on account of, the shares of Series D Preferred Stock pursuant hereto, or certificates representing such shares or securities, and (ii) the purchase from the Company by the initial holder of the shares of Series D Preferred Stock or the receipt by any holder of the shares of Series Preferred Stock of any shares of Common Stock or other securities issued upon conversion of, or otherwise on account of, the shares of Series D Preferred Stock pursuant hereto, or certificates representing such shares or securities, and no charge shall be made to the holder for any such Tax.

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Section 20.  Definitions.

(A)           "Actual Profit" for any Financial Year means the amount of consolidated net income of the Company for such Financial Year, after all charges and provisions for taxes and adjusted to exclude all Excluded Items, as determined by the Auditor based upon the Company Financial Statements for such Financial Year.

(B)           "Auditor" means the auditor of the Company, which, at any time, shall be a Big 4 Accounting Firm, or another accounting firm mutually agreed by the Company and the holders of a majority of the shares of Series D Preferred Stock outstanding at the time of determination.

(C)           "Big 4 Accounting Firm" means KPMG, PricewaterhouseCoopers, Deloitte Touche Tohmatsu or Ernst & Young or their PRC-domiciled affiliates.

(D)           "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the People’s Republic of China, the State of New York or the Hong Kong Special Administrative Region of the People’s Republic of China are authorized or required by law or other governmental action to close.

(E)           "Distribution" means the transfer of cash or other property without consideration, whether by way of dividend or otherwise or the purchase or redemption of shares of the Company for cash or property other than the redemption of the shares of Series D Preferred Stock provided in Section 7 below.

(F)           "Equity Securities" means with respect to any person, capital stock, membership interests, partnership interests, registered capital, joint venture or other ownership interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock, membership interests, partnership interests, registered capital or joint venture or other ownership interests.  Unless the context otherwise requires, any reference to "Equity Securities" refers to the Equity Securities of the Company.

(G)           "Excluded Items" means (a) all extraordinary or non-recurring gains or losses for the relevant period, (b) all gains or losses derived from any business operation other than the Principal Business of the Group or otherwise derived outside the ordinary course of business of the Group for the relevant period, and (c) all gains or losses attributable to the accounting treatment of the Series D Preferred Stock.

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(H)           "Exempted Issuance" means (a) any issuance of Common Stock upon the conversion of the shares of the Series D Preferred Stock; (b) the conversion, exercise or exchange of options, warrants or convertible securities of the Company that are outstanding and have been fully disclosed as of the Completion Date (as defined in the Securities Purchase Agreement); (c) any issuance of shares of Common Stock or options to employees, officers, directors or other service providers of the Company pursuant to any stock or option plan duly approved for such purpose including the approval by the Board; provided that the total amount of shares of Common Stock (calculated on a fully-diluted basis) underlying the Equity Securities issued under any and all stock or option plans shall not exceed 1.5% of the total number of shares of Common Stock on a fully diluted basis immediately after the Completion for each 12-month period after the Completion; (d) any issuance of Common Stock, options, warrants or convertible securities of the Company pursuant to acquisitions or other strategic transactions, in each case approved by the Board (including the affirmative vote or written consent of at least one (1) Series D Director) and (e) any issuance of Adjustment Shares (as defined in the Securities Purchase Agreement).

(I)           "Financial Year" means the financial year of the Company, which ends on December 31 of each calendar year.

(J)           "Group" has the meaning set forth in the Securities Purchase Agreement.

(K)        The "Fair Market Value" of any property in connection with any given transaction means:

(i)            if it is a security listed on a national securities exchange, then the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the closing of such transaction;

(ii)           if it is a security actively traded over the counter, the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending three (3) days prior to the closing of such transaction; and

(iii)          if there is no active public market, then the value shall be the fair market value thereof as determined in good faith by the Board of Directors; provided, that if a majority of the holders of shares of Series D Preferred Stock then outstanding disagree with such determination, such fair market value shall be determined by a nationally recognized independent investment banking firm selected by such holders, and reasonably acceptable to the Board of Directors; provided, further, that the determination of such investment banking firm shall be binding upon the parties hereto and the cost thereof shall be borne by the Company.

16

(L)         "Material Event" means any of the following transactions or actions: (a) change of the Principal Business of any member of the Group, change of the business model of the Group or entry or overseas investment into any business that is not the Principal Business of the Group; (b) sale of the assets of the Group other than in the ordinary course of business of the Group consistent with past practice or sale of the equity interest of the subsidiaries (including listing of any subsidiaries); (c) (i) sale, transfer, or other disposition of, or (ii) license outside the ordinary course of business, the trademarks, patents or other intellectual property rights owned by any member of the Group; (d) incorporation, formation or organization of non-wholly-owned joint ventures, partnerships or subsidiaries by one or more members of the Group with the investment amount for a single or a series of related such transactions exceeding ten (10) million U.S. dollars or for any and all such transactions exceeding twenty-five (25) million U.S. dollars in any consecutive twelve (12) month period; (e) any transaction with the affiliates outside the Group other than transactions in the ordinary course of business of the Group consistent with the past practice that have been fully disclosed to the Investor as of the date hereof; (f) merger and acquisition transactions by one or more members of the Group with the consideration of a single or a series of related such transactions exceeding ten (10) million U.S. dollars or any and all such transactions exceeding twenty-five (25) million U.S. dollars in any consecutive twelve (12) month period; (g) investments or expenditures by one or more members of the Group in fixed assets with the investment amount for a single or a series of related such transactions exceeding ten (10) million U.S. dollars or for any and all such transactions exceeding twenty-five (25) million U.S. dollars in any consecutive twelve (12) month period; (h) incurrence of any liability by any member of the Group (other than any loan borrowed for its working capital need in the ordinary course its business) or provision of guarantee or warranty to any third party that is not a member of the Group or other acts by any member of the Group which may result in contingent liabilities with an aggregate amount exceeding ten (10) million U.S. dollars; and (i) change of the accounting firm responsible for the audit of the Group and material change of accounting or audit policies of any member of the Group (except for as required by the laws).

(M)         "MSPEA" means MSPEA Modified Plastics Holding Limited, a company incorporated and existing under the laws of the Cayman Islands.

(N)          "Original Issuance Date" means the date of issuance of shares of the Series D Preferred Stock pursuant to the terms of the Securities Purchase Agreement.

(O)           "Principal Business" means the business of the Group, being the development, manufacturing and distribution of modified plastics for use in the production of automobile, airplane, high-speed train and ship parts and components.

(P)           "Pro Rata Share" means, in relation to a holder of Series D Preferred Stock, the proportion that the number of the shares of Common Stock held by such holder of the shares of Series D Preferred Stock bears to the aggregate number of Common Stock, each on a fully-diluted basis.  For purposes of this document, references to a "fully diluted basis" mean that the calculation is to be made assuming that all outstanding options, warrants and other Equity Securities convertible into or exercisable or exchangeable for Common Stock (whether or not by their terms then currently convertible, exercisable or exchangeable), have been so converted, exercised or exchanged. Any share calculation that makes reference to a specific date shall be appropriately adjusted to take into account any share split, share consolidation or similar event after such date.

17

(Q)           A "Triggering Event" means any of the following events:

 (i)           the occurrence of any of the following: (x) the Actual Profit for the Financial Year ended December 31, 2011 is less than RMB 360 million (the “2011 Target”), (y) the Actual Profit for the Financial Year ended December 31, 2012 is less than RMB 468 million, or (z) the Actual Profit for the Financial Year ended December 31, 2013 is less than RMB 608 million (it being understood that the Company’s Auditor shall determine the Actual Profit for the applicable Financial Year within ten (10) Business Days after the submission by the Company of the Company Financial Statements to the SEC for the relevant Financial Year);

(ii)           any breach by any of the Company, XD Engineering or Mr. Han of any representation, warranty, covenant or other agreement in any Transaction Document (as defined in the Securities Purchase Agreement) that (i) in the case of a breach of a covenant or agreement that is curable, has remained uncured for 30 days after the holder of Series D Preferred Stock has given written notice of such breach to the Company, XD Engineering and Mr. Han and (ii) has had or could reasonably be expected to have a material adverse impact on (x) the business, operations, properties, financial position (including any material increase in provisions), earnings or condition of the Group taken as a whole, or (y) the value, marketability or liquidity of the Series D Preferred Stock taking into account any remedies already sought and received in connection with such breach;

(iii)           the commencement by the Company or any other member of the Group of any bankruptcy, insolvency, reorganization or other similar applicable law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any other member of the Group in an involuntary case; or

(iv)           the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator other similar officials of the Company or any other member of the Group for the winding up or liquidation of its affairs.

(R)           "Total Internal Rate of Return" means, in respect of any Equity Securities held by the holder thereof, the annual rate based on a 365-day period used to discount each cash flow in respect of such Equity Securities (such cash flow to include subscription or purchase consideration, cash dividends and distributions received, and cash received from sale or redemption of shares) to the original issuance date of such Equity Securities such that the present value of the aggregate cash flow equals zero.  In connection with any calculation required hereunder, the Total Internal Rate of Return will be calculated with reference to the period from the Completion Date (as defined in the Securities Purchase Agreement) to the date on which the relevant payment is made in full.

18

 (S)           "Registration Rights Agreement" means the registration rights agreement, dated the Original Issuance Date, between the Company and MSPEA.

 (T)           "SEC" means the Securities and Exchange Commission of the United States or any successor thereto.

 (U)           "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of August 15, 2011, by and among MSPEA, the Company, XD Engineering and Mr. Jie Han.

 (V)           “Tax” means any tax, duty, deduction, withholding, impost, levy, fee, assessment or charge of any nature whatsoever (including, without limitation, income, franchise, value added, sales, use, excise, stamp, customs, documentary, transfer, withholding, property, capital, employment, payroll, ad valorem, net worth or gross receipts taxes and any social security, unemployment or other mandatory contributions) imposed, levied, collected, withheld or assessed by any local, municipal, regional, urban, governmental, state, national or other body in the People’s Republic of China, the United States or elsewhere and any interest, addition to tax, penalty, surcharge or fine in connection therewith.

(W)           “XD Engineering” means XD. Engineering Plastics Company Limited, a company incorporated and existing under the laws of the British Virgin Islands.

 [Signature Page Follows]

19

IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate and does affirm the foregoing as true under the penalties of perjury this _______ day of _______, 2011.

Name:	Jie HAN
Title:	Chief Executive Officer / Chairman

20

EXHIBIT A

CHINA XD PLASTICS COMPANY LIMITED
CONVERSION NOTICE

Reference is made to the Certificate of Designation, Preferences and Rights of the Series D Junior Convertible Preferred Stock of China XD Plastics Company Limited (the "Certificate of Designation").  In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series D Convertible Preferred Stock, each with a par value of $0.0001 per share (the "Preferred Shares"), of China XD Plastics Company Limited, a Nevada corporation (the "Company"), indicated below into shares of Common Stock, par value $0.0001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion:
Number of Preferred Shares to be converted:
Stock certificate no(s). of Preferred Shares to be converted:
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:
Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion:

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:
Name:
Title:

Dated:

EXHIBIT B

IRREVOCABLE WRITTEN NOTICE

[date]

To:           [Holder of Series D Preferred Stock]

[Address]

Re:           Mandatory Conversion of Series D Preferred Stock.

Dear Sir/Madame:

China XD Plastics Company Limited (the "Company") hereby delivers this irrevocable notice pursuant to Section 6(C)(ii) of the Certificate of Designation, Preferences and Rights of Series D Junior Convertible Preferred Stock (the "Certificate of Designation") of the Company and hereby notifies you of the exercise by the Company of its right set forth in Section 6(C)(i) of the Certificate of Designation for the mandatory conversion of each outstanding share of Series D Preferred Stock (as defined in the Certificate of Designation) into [   ] fully paid and nonassessable shares of Common Stock (as defined in the Certificate of Designation).  The Mandatory Conversion Date (as defined in the Certificate of Designation) is [    ].

Very truly yours,

CHINA XD PLASTICS COMPANY LIMITED

By:           ____________________________

Name:      _______________________

Title:        _______________________

EXHIBIT C
REGISTRATION RIGHTS AGREEMENT

Execution Version

 REGISTRATION RIGHTS AGREEMENT

BETWEEN

CHINA XD PLASTICS COMPANY LIMITED,

and

MSPEA MODIFIED PLASTICS HOLDING LIMITED

________________________________

Dated August 15, 2011

________________________________

REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of August 15, 2011

BETWEEN:

(1)	CHINA XD PLASTICS COMPANY LIMITED, a corporation organized and existing under the Nevada Revised Statutes of the State of Nevada of the United States of America (the "Company"); and

(2)	MSPEA MODIFIED PLASTICS HOLDING LIMITED, a company incorporated and existing under the laws of the Cayman Islands (the "Investor").

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 1.1 hereof.

RECITALS:

(A)
WHEREAS, pursuant to the Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement") by and among the Company, the Investor, XD Engineering Plastics Company Limited, a company incorporated and existing under the laws of the British Virgin Islands ("XD Engineering") and Jie Han, a citizen of the People's Republic of China ("Mr. Han"), the Company has agreed to issue and sell to the Investor an aggregate of 16,000,000 shares of Series D junior convertible preferred stock of the Company, US$0.0001 par value per share (the "Series D Preferred Stock").

(B)
WHEREAS, in connection therewith, and in order to induce the Investor to purchase shares of Series D Preferred Stock, the Company desires to and has agreed to grant to the Investor the demand and other registration rights set forth herein.

(C)
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

SECTION 1
DEFINITIONS

1.1	Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

"1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

"1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

"Affiliate" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

"Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

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"Asian/European Listing" has the meaning set forth in Section 8.2(a).

"Asian/European Public Offering" has the meaning set forth in Section 8.2(c).

"Board of Directors" means the Board of Directors of the Company.

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to be closed.

"Certificate of Designation" means the certificate of designation of the Series D Preferred Stock.

"Completion Date" has the meaning set forth in the Securities Purchase Agreement.

"Common Stock" means the common stock, par value $0.0001 per share, of the Company and any other capital stock of the Company into which such stock is reclassified or reconstituted, and any securities of the Company or any successor which may be issued on or after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to, among others, merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

"Company" has the meaning set forth in the preamble to this Agreement.

"Company Charter Documents" has the meaning set forth in the Securities Purchase Agreement.

"Company Underwriter" has the meaning set forth in Section 4.1.

"Designated Holder" means the Investor and any permitted transferee of the Investor to whom Registrable Securities have been transferred in accordance with Section 9.5 of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the 1933 Act or Rule 144 or Regulation S under the 1933 Act (or any successor rules thereto), but in each case solely for so long as the Investor or such transferee continue to be a holder of Registrable Securities.

"Electing Holders" has the meaning set forth in Section 5.1.

"Eligible Market" has the meaning set forth in the definition of "Trading Day" as set forth in this Section 1.1.

"Effectiveness Period" has the meaning set forth in Section 3.2(a).

"Event" has the meaning set forth in Section 3.3.

"Event Payment Date" has the meaning set forth in Section 3.3.

"Event Payments" has the meaning set forth in Section 3.3.

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"Equity Securities" means, with respect to any Person, such Person's capital stock, membership interests, partnership interests, registered capital, joint venture or other ownership interests or any options, warrants or other securities, in each case that are directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock, membership interests, partnership interests, registered capital or joint venture or other ownership interests. Unless the context otherwise requires, any reference to "Equity Securities" refers to the Equity Securities of the Company.

"FINRA" means the Financial Industry Regulatory Authority (or any successor entity thereto).

"Governmental Authority" means any government or political subdivision thereof; any department, agency or instrumentality of any government or political subdivision thereof; any court or arbitral tribunal; and the governing body of any securities exchange, in each case having competent jurisdiction.

"Holders' Counsel" has the meaning set forth in Section 6.1(a).

"Incidental Registration" has the meaning set forth in Section 4.1.

"Indemnified Party" has the meaning set forth in Section 7.3.

"Indemnifying Party" has the meaning set forth in Section 7.3.

"Initiating Holders" has the meaning set forth in Section 3.1.

"Investor" has the meaning set forth in the preamble to this Agreement and shall also include any permitted transferee thereof.

"Inspector" has the meaning set forth in Section 5.2(b).

"Liability" has the meaning set forth in Section 7.1.

"Majority Interest" means the Designated Holders holding at least a majority of the then-outstanding Registrable Securities (the determination of such majority shall be calculated on a fully-diluted basis).

"Mr. Han" has the meaning set forth in the preamble of this Agreement.

"Participating Holder" has the meaning set forth in Section 5.1.

"Person" means any natural person, firm, company, Governmental Authority, joint venture, partnership, association or other entity (whether or not having separate legal personality).

"Records" has the meaning set forth in Section 5.2(b).

"Registrable Securities" means, subject to Section 2.2 below (a) any shares of Common Stock issued in respect of the shares of Series D Preferred Stock; (b) any other shares of Common Stock transferred or issued to the Investor, whether by the Company, Mr. Han or XD Engineering in accordance with the Transaction Documents; and (c) any other shares of Common Stock of the Company issued in respect of the shares described in subsections (a) and (b) above (because of stock splits, stock dividends, combination of shares, reclassifications, recapitalizations, mergers, consolidations or other reorganization or similar events and any shares of Common Stock issuable upon conversion, exercise or exchange thereof).

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"Registration Expenses" has the meaning set forth in Section 6.3.

"Registration Statement" means a registration statement filed pursuant to the 1933 Act.

"Required Effectiveness Date" means the earlier of (A) the date that is sixty (60) days from the Required Filing Date; provided, that, if the SEC reviews and has written comments to the filed Registration Statement, then the Required Effectiveness Date under this clause shall be ninety (90) days from the Required Filing Date, or (B) five (5) Business Days following the date the SEC or the Staff notifies the Company that it will not review the Registration Statement or that the Company may request effectiveness of the Registration Statement, which dates in each case may be extended for the failure of the Designated Holders to comply with its obligations set forth in Section 3.1(b).

"Required Filing Date" has the meaning set forth in Section 3.1.

"SEC" means the United States Securities and Exchange Commission or any similar or successor agency then having jurisdiction to enforce the 1933 Act.

"SEC Approved Registrable Securities" means Registrable Securities other than SEC Non-Registrable Securities.

"Stockholders' Agreement" means the Stockholders' Agreement, dated as of the date hereof, by and among the Investor, XD Engineering and Mr. Han.

"Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and between the Investor and XD Engineering.

"SEC Non-Registrable Securities" means the Registrable Securities excluded from the Registration Statement either (i) pursuant to Section 3.2(b) because the SEC or the Staff has indicated through comment letters or otherwise that such securities are not eligible to be resold under Rule 415 of the 1933 Act, or (ii) pursuant to Section 3.2(c).

"Securities Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

"Series D Preferred Stock" has the meaning set forth in the preamble to this Agreement.

"Shelf Registration Statement" has the meaning set forth in Section 3.1.

"Staff" has the meaning set forth in Section 3.2(b).

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"Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted (an "Eligible Market"), or (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading ceases to occur on the OTC Bulletin Board (or any successor thereto), any Business Day.

"Transaction Documents" means this Agreement, the Securities Purchase Agreement, the Certificate of Designation, the Stockholders' Agreement, the Pledge Agreement and the Company Charter Document.

"Underwriter Identification" has the meaning set forth in Section 3.2(b).

"XD Engineering" has the meaning set forth in the preamble of this Agreement.

1.2	Rules of Construction. Unless the context otherwise requires

(a)
Directly or Indirectly.  The phrase "directly or indirectly" means directly, or indirectly through one or more intermediate Persons or through contractual or other arrangements, and "direct or indirect" has the correlative meaning.

(b)
Gender and Number.  Unless the context otherwise requires, all words (whether gender-specific or gender neutral) shall be deemed to include each of the masculine, feminine and neuter genders, and words importing the singular include the plural and vice versa.

(c)	Headings. Headings are included for convenience only and shall not affect the construction of any provision of this Agreement.

(d)	Include not Limiting. "Include," "including," "are inclusive of" and similar expressions are not expressions of limitation and shall be construed as if followed by the words "without limitation."

(e)
Law.  References to "law" shall include all applicable laws, regulations, rules and orders of any Governmental Authority, or any other self-regulating body, any common or customary law, constitution, code, ordinance, statute or other legislative measure and any regulation, rule, treaty, order, decree or judgment; and "lawful" shall be construed accordingly.

(f)
References to Documents.  References to this Agreement include the Schedules and Exhibits, which form an integral part hereof.  A reference to any Section, Schedule or Exhibit is, unless otherwise specified, to such Section of, or Schedule or Exhibit to this Agreement.  The words "hereof," "hereunder" and "hereto," and words of like import, unless the context requires otherwise, refer to this Agreement as a whole and not to any particular Section hereof or Schedule or Exhibit hereto.  A reference to any document (including this Agreement) is, unless otherwise specified, to that document as amended, restated, consolidated, supplemented, novated or replaced from time to time.

(g)
Share Calculations.  In calculations of share numbers, references to a "fully diluted basis" mean that the calculation is to be made assuming that all outstanding options, warrants and other Equity Securities convertible into or exercisable or exchangeable for shares of Common Stock (whether or not by their terms then currently convertible, exercisable or exchangeable), have been so converted, exercised or exchanged.  Any share calculation that makes reference to a specific date shall be appropriately adjusted to take into account any share split, share consolidation or similar event after such date.

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(h)
Knowledge. Where any statement is qualified by the expression "to a Person's knowledge, information and belief" or any similar expression, that statement shall, unless otherwise stated or context otherwise demands, be deemed to refer to such Person's actual knowledge and the deemed knowledge of such matters as such Person would have discovered, had such Person made reasonable enquiries and investigations of a person in the position of such Person.  In respect of the "knowledge of the Company", the foregoing sentence shall be interpreted by replacing the term "such Person" or other words of similar intent with "Mr. Han and the other Senior Managers (as defined in the Securities Purchase Agreement)" mutatis mutandis.

(i)	Writing. References to writing and written include any mode of reproducing words in a legible and non-transitory form including emails and faxes.

(j)	Language. This Agreement is drawn up in the English language.

SECTION 2
GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT

2.1	Grant of Rights. The Company hereby grants registration rights to the Designated Holders upon the terms and conditions set forth in this Agreement.

2.2
Registrable Securities.  For the purposes of this Agreement, securities of the Company listed in the definition of "Registrable Securities" in Section 1.1 hereof will cease to be Registrable Securities, when (i) a Registration Statement covering such Registrable Securities has been declared effective under the 1933 Act by the SEC and all such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the entire amount of the Registrable Securities owned by a Designated Holder may be sold in a single sale without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the 1933 Act or (iii) such Registrable Securities have been sold pursuant to Rule 144 under the 1933 Act. Wherever reference is made in this Agreement to a request or consent of Holders of a certain percentage of Registrable Securities, the determination of such percentage shall be calculated on a fully-diluted basis.

2.3
Holders of Registrable Securities.  A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected; provided, in each case, that if such Registrable Securities were acquired from the original holder, such transfer was made in compliance with Section 9.5 hereof.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of the instructions, notice or election received from the record owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion, exercise or exchange of another security shall be deemed outstanding for the purposes of this Agreement.

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SECTION 3
DEMAND REGISTRATION

3.1	Request for Demand Registration.

(a)
At any time, and from time to time, Designated Holders holding at least twenty five percent (25%) of the outstanding Registrable Securities (the "Initiating Holders") shall have the right to request, in writing, that the Company file with the SEC a registration statement pursuant to Rule 415 of the 1933 Act (the "Shelf Registration Statement") on Form S-3 (or any successor form thereto), or if Form S-3 may not be used by the Company pursuant to applicable law, on Form S-1 (or any successor form thereto), with respect to the resale, from time to time, covering all, but not less than all, of the Registrable Securities held by the Designated Holders, provided that Designated Holders may not effect more than three (3) registrations on Form S-1 pursuant to this Section 3.1.  The Company shall file the Shelf Registration Statement no later than thirty (30) days following request from the Initiating Holders (such 30th day, the "Required Filing Date").  The Company shall give written notice of the filing of each of Shelf Registration Statements at least fifteen (15) days prior to filing each such Registration Statement to all Designated Holders and shall include in such Registration Statements all Registrable Securities of any Designated Holder that has delivered a written request to the Company to include its Registrable Securities 5 days prior to the filing date of the applicable Registration Statement.  The disposition of Registrable Securities from the Shelf Registration Statement may occur, at any time, in one or more underwritten offerings, block transactions, broker transactions, at-market transactions or in such other manner or manners as may be specified by the applicable Designated Holders. Notwithstanding the above, if the Company is required to file the Registration Statement on a Form S-1, then the Company shall have sixty (60) days from the date of the request from the Initiating Shareholders to prepare and file the Registration Statement and the Required Filing Date shall be, in such case, the sixtieth (60th) day after the request from the Initiating Holders.

(b)
Each Designated Holder shall be obligated to: (x) furnish to the Company in writing such information with respect to such Designated Holder, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities, as shall be reasonably required to effect the registration of such Registrable Securities and (y) shall timely execute such documents in connection with such registration as the Company may reasonably request. The Required Filing Dates listed above and the resulting Required Effectiveness Dates shall be extended to the extent that any delay is attributable to any failure on the part of any such Designated Holder to fulfill its obligations pursuant to the first sentence of this Section 3.1(b).

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3.2	Effective Shelf Registration Statement.

(a)
The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become effective as soon as practicable but in any event on or prior to the Required Effectiveness Date, and shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the 1933 Act, subject to the provisions of Sections 6.4 and 6.5 hereof, until the earlier of (i) such time as the Company delivers a notice that each Designated Holder may sell in the open market in a single transaction all Registrable Securities then held by each such Designated Holder pursuant to Rule 144 of the 1933 Act (or any similar provision then in force) without being subject to the volume limitations thereof or otherwise under an applicable exemption from the registration requirements of the 1933 Act, as amended, and all other applicable securities and blue sky laws or (ii) all Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or pursuant to Rule 144 (such period being the "Effectiveness Period").

(b)
Notwithstanding anything to the contrary in this Agreement (other than Section 3.2(d) below), in the event the staff of the SEC (the "Staff") or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by or on behalf of the Company such that Rule 415 is not available to the Company to register the resale of such Registrable Securities and, as a result, the Staff or the SEC does not permit such Registration Statement to become effective and used for resales in a manner that permits the continuous resale at the market by the Designated Holders participating therein (or as otherwise may be acceptable to each Designated Holder) without being named therein as an "underwriter," then the Company shall reduce the number of shares to be included in such Registration Statement (in accordance with the following sentence) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid.  In making such reduction, the Company shall reduce the number of Registrable Securities to be included by all other Designated Holders on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each such Designated Holder) unless the inclusion of shares by a particular Designated Holder or a particular set of Designated Holders results in the Staff or the SEC's taking the position that the inclusion of such Registrable Securities by such Designated Holders would constitute a registration "by or on behalf of the Company," in which event, the shares held by such Designated Holder or set of Designated Holders shall be the only shares subject to reduction.  In addition, in the event that the Staff or the SEC requires any Designated Holder seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an "underwriter" (an "Underwriter Identification") in order to permit such Registration Statement to become effective, and such Designated Holder (subject to Section 3.2(d) below) does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Designated Holder, only to the extent necessary as would cause the Staff or the SEC not to require such Underwriter Identification or until such Designated Holder accepts such Underwriter Identification and the manner thereof.  In the event of any reduction in Registrable Securities pursuant to this Section 3.2(b), if requested by a Designated Holder holding Registrable Securities that were so excluded from such registration, the Company shall use its reasonable best efforts to cause such Registrable Securities to be registered to the greatest extent and at the earliest opportunity practicable and in any event not later sixty (60) days after the earliest practicable date permitted under applicable guidance of the SEC and the Staff (and shall use its reasonable best efforts to effect additional registrations of Registrable Securities until all such securities have been included in additional Registration Statements).

8

(c)
Notwithstanding anything to the contrary in this Agreement, a Designated Holder shall have the right to require the Company to exclude all or any portion of such Designated Holder's Registrable Securities from any Registration Statement, by written notice to the Company upon such Designated Holder's reasonable belief that (i) inclusion of such Registrable Securities in the Registration Statement could subject such Designated Holder to underwriter liability, or (ii) the SEC or the Staff will impose material restrictions and terms on the disposition of such Registrable Securities.  In such event, the Company shall be required to file a new Registration Statement for such excluded shares in accordance with Section 3.2(b).

(d)
If any such Registration Statement and related prospectus refer to any Designated Holder by name or otherwise as the holder of any securities of the Company and if in such holder's sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, or that such reference could reasonably be expected to result in an Underwriting Identification requirement, such holder shall have the right to (i) require the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the 1933 Act or any similar federal statute then in force, require the deletion of the reference to such holder.

3.3
Event Payments.  Should an Event (as defined below) occur then, upon each monthly anniversary of the occurrence of such Event (an "Event Payment Date") until the applicable Event is cured, as relief for the damages suffered therefrom by the Designated Holders  (the parties hereto agreeing that the liquidated damages provided for in this Section 3.3 constitute a reasonable estimate of the damages that may be incurred by the Designated Holder by reason of such Event and that such liquidated damages represent the exclusive monetary remedy for the Designated Holders for damages suffered due to such Event; provided, however, that this shall in no manner limit the Designated Holders' entitlement to specific performance as provided for in Section 9.3), the Company shall pay to each Designated Holder an amount in cash, as liquidated damages and not as a penalty, equal to one-twentieth of a percent (0.05%) of (i) the number of SEC Approved Registrable Securities then held by such Investor as of the date of such Event, multiplied by (ii) the purchase price paid by such Investor for such SEC Approved Registrable Securities then held, for each day that such Event continues, excluding the day on which such Event has been cured.  The payments to which an Investor shall be entitled pursuant to this Section 3.3 are referred to herein as "Event Payments."  In the event the Company fails to make Event Payments to an Investor within five (5) Business Days after an Event Payment Date, such Event Payments owed to such Investor shall bear interest at the rate of one half percent (0.5%) per month (prorated for partial months) until paid in full.  All pro rated calculations made pursuant to this paragraph shall be based upon the actual number of days in such pro rated month.  Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such liquidated damages in an aggregate amount that exceeds five percent (5%) of the purchase price paid by the Investors for its Registrable Securities pursuant to the Purchase Agreement.

For such purposes, each of the following shall constitute an "Event":

(a)
(i) a Registration Statement is not filed on or prior to the Required Filing Date or is not declared effective on or prior to the Required Effectiveness Date except: (A) as provided for in Section 6.4, (B) in the event that the SEC or the Staff (whether by means of a comment letter provided by the SEC or the Staff relating to the Registration Statement or otherwise) makes a determination that the registration of the Registrable Securities under the Registration Statement may not be appropriately characterized as secondary offerings that are eligible to be made on a shelf basis under Rule 415 or that one or more of the Designated Holders should be subjected to Underwriter Identification or (C) such extensions deemed appropriate pursuant to Section 3.1(b); or

(b)
on and after the effective date of a Registration Statement filed hereunder, a Designated Holder is not permitted to sell SEC Approved Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the fault of such Designated Holder) for more than sixty (60) days in any one hundred and eighty day (180) day period or for more than one hundred (100) days in any twelve month period.

3.4	Expenses. The Company shall bear all Registration Expenses in connection with this Section 3, whether or not the Shelf Registration Statement becomes effective.

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SECTION 4
INCIDENTAL OR "PIGGY-BACK" REGISTRATION

4.1
Request for Incidental Registration.  At any time after the date hereof until the end of the Effectiveness Period, if (i) the Company proposes to file a Registration Statement under the 1933 Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto), or (ii) the Company proposes to file a Registration Statement under the 1933 Act with respect to an offering for the account of any stockholder of the Company other than any Designated Holder, then in each case the Company shall give written notice of such proposed filing to each of the Designated Holders at least thirty (30) days before the anticipated filing date, and such notice shall specify, at minimum, the proposed date of filing of such Registration Statement, any proposed means of distribution of such Registrable Securities or other securities, any proposed managing underwriter or underwriters of such Registrable Securities or other securities and a good faith estimate by the Company of the proposed maximum offering price thereof (or reasonable range thereof), as such price is proposed to appear on the facing page of such registration statement, and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request (an "Incidental Registration").  The Company shall (within twenty (20) days of the notice by the Designated Holders provided for below in this sentence cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the "Company Underwriter") to permit each of the Designated Holders who have requested in writing to the Company within ten (10) Business Days of the giving of the notice by the Company to participate in the Incidental Registration to include its, his or her Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein.  In connection with any Incidental Registration under this Section 4.1 involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as reasonably agreed upon between the Company, such other stockholders, if any, and the Company Underwriter.  If the Company Underwriter determines in writing to the Company that the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included in an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) would materially adversely affect the price, timing or distribution of the securities offered or the price per security that will derive from such registration, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, (i) all of the securities to be offered for the account of the Company, (ii) the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, as a group, which Registrable Securities shall be allocated pro rata among such Designated Holders based on the number of Registrable Securities requested to be included in such offering by each such Designated Holder and (iii) other securities requested to be included in such offering; provided, however, that no such reduction shall reduce the shares of Registrable Securities held by the Designated Holders included in the registration to below 20% of the total amount of securities included in such registration, unless such adverse effect is related to any of the matters contemplated by Section 3.2(b) hereof, in which case such 20% floor shall not apply and such Registrable Securities may be excluded pursuant to the provisions of Section 3.2(b) hereof.  If the Company Underwriter determines in writing to the Company that the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included in an offering for the account of any stockholder of the Company other than any Designated Holders ("Other Stockholders") would materially adversely affect the price, timing or distribution of the securities offered or the price per security that will derive from such registration, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, (i) all of the securities to be offered for the account of such Other Stockholders, (ii) the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, as a group, which Registrable Securities shall be allocated pro rata among such other Designated Holders based on the number of Registrable Securities requested to be included in such offering by each such Designated Holder, (iii) all of the securities to be offered for the account of the Company, and (iv) other securities requested to be included in such offering; provided, however, that no such reduction shall reduce the shares of Registrable Securities held by the Designated Holders included in the registration to below 35% of the total amount of securities included in such registration unless such adverse effect is related to any of the matters contemplated by Section 3.2(b) above, in which case such 35% floor shall not apply and such Registrable Securities may be excluded pursuant to the provisions of Section 3.2(b).  For the avoidance of doubt, no registration pursuant to this Section 4.1 shall relieve the Company of its obligations to register Registrable Securities pursuant to Sections 3.1 and 3.2.

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4.2
Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under Section 4.1 prior to the effectiveness of such registration whether or not any Designated Holder has elected to include Registrable Securities in such registration.  A Designated Holder shall have the right, by written notice to the Company, to exclude all or any portion of such Designated Holder's Registrable Securities from any Registration Statement effected pursuant to this Section 4 at any time prior to its effectiveness.

4.3	Expenses. The Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.

SECTION 5
UNDERWRITTEN OFFERINGS

5.1
Market Underwritten Offering.  The Designated Holders may distribute all or any portion of the Registrable Securities by means of an underwritten offering; provided, that: (i) a Majority Interest has requested such underwritten offering (the "Electing Holders"), (ii) the Electing Holders provide written notice to the Company and the other Designated Holders of their intention to distribute Registrable Securities by means of an underwritten offering; (iii) the managing underwriter or underwriters thereof shall be designated by the Electing Holders (provided, however, that such designated managing underwriter or underwriters shall be reasonably acceptable to the Company); (iv) each Designated Holder participating in such underwritten offering (each a, "Participating Holder," and collectively, the "Participating Holders") agrees to sell such Participating Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Electing Holders entitled selecting the managing underwriter or underwriters hereunder;  (v) each Participating Holder participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; and (vi) the underwritten sale pursuant to this Section must be for a number of Registrable Securities, which based on the good faith determination by the Electing Holders, would result in gross proceeds of at least $10 million.

5.2
The Company agrees that in the event an underwritten offering pursuant to this Section 5.1 is undertaken, the Company shall (without limitation to the obligations of the Company set forth in Article VI):

(a)
enter into and perform customary agreements (including an indemnity agreement with customary indemnification provisions) and take such other actions as reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in "road shows" and other information meetings organized by the underwriter, if applicable;

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(b)
make available at reasonable times for inspection by any Designated Holder, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such Designated Holder or any managing underwriter (each, an "Inspector" and, collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and such other information (collectively, the "Records") as shall be reasonably necessary to enable any such Inspector to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement.  Notwithstanding the foregoing, Records and other information that the Company determines, in good faith, to be confidential, and which is delivered to the Inspectors pursuant to written instruction to keep such information confidential, shall not be disclosed by the Inspectors or used for any purpose other than as necessary or appropriate for the purpose of such inspection (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (i) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (iii) the information in such Records was and/or becomes otherwise known to the Inspectors on a non-confidential basis, prior to or after its disclosure by the Company, or was and/or becomes generally available to the public.  Each Designated Holder agrees that it shall promptly, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential, and such Designated Holder shall reasonably cooperate with the Company in connection therewith;

(c)
furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective and dated as of such date, an opinion of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions; and

(d)
obtain one or more "cold comfort" letters, dated the effective date of such Registration Statement and dated the date of the closing under the applicable underwriting agreement, signed by the independent certified public accountants of the Company who have certified the financial statements included in such Registration Statement, in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a Majority Interest.

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SECTION 6
REGISTRATION PROCEDURES

6.1
Obligations of the Company.  Whenever registration of Registrable Securities has been requested pursuant to Section 3 or Section 4 of this Agreement, the Company shall use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of distribution thereof, and in connection with any such request, the Company shall, as expeditiously as possible:

(a)
before filing a Registration Statement or prospectus or any amendments or supplements thereto relating to Registrable Securities, the Company shall provide a single counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, subject to such documents being under the Company's control.  The Company shall reasonably cooperate with Holders' Counsel in performing the Company's obligations under this Agreement.  The Company shall promptly notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC relating to Registrable Securities and take all actions required to prevent the entry of such stop order or to remove it if entered;

(b)
prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in such Section 3, or with respect to Section 4 and if not so specified therein, the lesser of (A) one hundred and eighty (180) days and (B) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold and shall comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(c)
furnish to each seller of Registrable Securities, prior to filing a Registration Statement relating to Registrable Securities, at least one executed copy of such Registration Statement as is proposed to be filed, and thereafter such number of conformed copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and such other documents or prospectus as each such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

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(d)
register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller reasonably requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (A) qualify generally to do business as a foreign entity in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.1(d), or (B) consent to general service of process in any such jurisdiction;

(e)
promptly notify each seller of Registrable Securities: (i) when a prospectus, any prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement (but only if relating to Registrable Securities) has been filed with the SEC, and, with respect to a Registration Statement or any post-effective amendment (but only if relating to Registrable Securities), when the same has become effective; (ii) of any comments or request by the SEC or any other federal or state Governmental Authority for amendments or supplements to a Registration Statement or related prospectus or for additional information (but only if relating to Registrable Securities); (iii) of the issuance by the SEC or any other Governmental Authority of any stop order suspending the effectiveness of a Registration Statement relating to Registrable Securities or of any order suspending or preventing the use of any related prospectus or the initiation or threatening of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (v) of the existence of any fact or happening of any event (including the passage of time) of which the Company has knowledge which makes any statement of a material fact in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes to the Registration Statement or prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) determination by counsel of the Company that a post-effective amendment to a Registration Statement relating to Registrable Securities is advisable;

(f)
upon the occurrence of any event contemplated by clause (v) of Section 6.1(e), as promptly as practicable, prepare a supplement, amendment or post-effective amendment to such Registration Statement or related prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment or post-effective amendment of such Registration Statement or prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

14

(g)
upon the occurrence of any event contemplated by clauses (iii) or (iv) of Section 6.1(e), as promptly as practicable, use its reasonable best efforts to promptly obtain the withdrawal of any such order or suspension and shall immediately notify each seller of Registrable Securities of any such withdrawal;

(h)
cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; provided, that the applicable listing requirements are satisfied;

(i)
keep Holders' Counsel reasonably advised in writing as to the initiation and progress of any registration hereunder; provided, that the Company shall provide Holders' Counsel with all correspondence with Staff or the SEC in connection with any Registration Statement filed hereunder to the extent that such Registration Statement has not been declared effective on or prior to the date required hereunder;

(j)
provide reasonable cooperation to each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA;

(k)
cooperate with the Designated Holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of any restrictive legends and in such denominations and registered in such names as such Designated Holders may request;

(l)
not later than the Required Effectiveness Date of any Registration Statement, provide CUSIP numbers for the Registrable Securities registered for resale under such Registration Statement, and provide the transfer agent for the Registrable Securities one or more certificates for such Registrable Securities, in a form eligible for deposit with the Depository Trust Company; and

(m)	take all other steps reasonably necessary and advisable to effect the registration of the Registrable Securities contemplated hereby.

6.2
Seller Information.  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish, to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing in response to requests made by the Staff or to permit the Company to comply with the rules and regulations of the SEC.  The furnishing of such information shall be a condition to the inclusion of the seller's shares in such registration.

15

6.3
Registration Expenses.  The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and FINRA registration (including fees, charges and disbursements of counsel in connection with FINRA registration) and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the reasonable fees, charges and expenses of the Holders' Counsel (including without limitation the fees charges and expenses incurred in connection with any amendments to a Registration Statement), which shall in no event exceed US$100,000 per each Registration Statement and as amended), and (v) the reasonable fees, charges and expenses of counsel to the Company and of its independent certified public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification), regardless of whether such Registration Statement is declared effective.  All of the expenses described in the preceding sentence of this Section 6.3 are referred to herein as "Registration Expenses."  The Designated Holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker's commission or underwriter's discount or commission relating to registration and sale of such Designated Holders' Registrable Securities.

6.4
Notice to Discontinue.  Each Designated Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of Section 6.1(e), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.1(f) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice.  If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6.1(b)) by the number of days during the period from and including the date of the giving of such notice pursuant to clause (v) of Section 6.1(e) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of, Section 6.1(f); provided, that, no single suspension under this Section 6.4 shall exceed forty-five (45) days in any one hundred and eighty (180) day period and in no event shall more than one suspension event exceed, in the aggregate, sixty (60) days in any twelve (12) month period.

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6.5
Suspension of Sales.  Notwithstanding anything in this Agreement to the contrary, so long as the Registration Statement is on Form S-1 or on any other form that does not allow for forward incorporation by reference of reports and other materials filed by the Company pursuant to Section 13(a) or 15(d) of the 1934 Act, the Company may suspend sales under such Registration Statement as follows (but, in any event, no single suspension event shall exceed sixty (60) days in any one hundred and eighty (180) day period) and in no event shall more than one suspension event exceed, in the aggregate, ninety (90) days in any twelve (12) month period: (i) for the period commencing at the time that the Company disseminates a press release announcing its preliminary financial results for any fiscal period and ending on the third (3rd) Business Day after the earlier of (A) the date that the related report on Form 10-K or 10-Q, as applicable, under the 1934 Act is filed with the SEC and (B) the date on which such report is required to be filed under the 1934 Act (giving effect to Rule 12b-25 promulgated thereunder); (ii) for the period commencing at the time that the Company disseminates a press release announcing a material development that would make a statement of a material fact in such Registration Statement untrue or misleading and ending on the third (3rd) Business Day after the earlier of (A) the date that the related report on Form 8-K is filed with the SEC and (B) the date on which such report is required to be filed under the 1934 Act (giving effect to Rule 12b-25 promulgated thereunder); (iii) to the extent necessary to allow any post-effective amendment to the Registration Statement or supplement to the prospectus to be prepared and, if necessary, filed with the SEC and, in the case of a post-effective amendment, declared effective; and (iv) for a period during which the Company, in the good faith opinion of the Board of Directors, determines that the disclosure of material, non-public information concerning the Company or any of its subsidiaries would be materially detrimental to the Company; provided, that the Company shall promptly notify the Designated Holders in writing (I) of the existence of such material, non-public information (provided that in each notice the Company will not disclose the content of such material, non-public information to the Designated Holders) and the date on which such suspension will begin and (II) of the date on which such suspension ends.  The Company will use its reasonable best efforts to minimize periods during which the Registration Statement is not effective.

SECTION 7
INDEMNIFICATION; CONTRIBUTION

7.1
Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Designated Holder, its general or limited partners, members, directors, officers, Affiliates and each Person who controls (within the meaning of Section 15 of the 1933 Act) any of the foregoing from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) or any action or proceeding in respect thereof (including reasonable costs of investigation and reasonable attorneys' fees and expenses) (each, a "Liability" and collectively, "Liabilities"), (i) arising out of or based upon or relating to any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary, final or summary prospectus including any free writing prospectus, or document incorporated by reference into any of the foregoing, or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), (ii) arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, except insofar as such Liability arises out of or is based upon any untrue statement or omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning such Designated Holder furnished in writing to the Company by such Designated Holder specifically for use therein, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities laws in connection with the sale of securities by such Designated Holder pursuant to any Registration Statement in which such Designated Holder is participating.  The Company shall also provide customary indemnities to any underwriters (or persons, including broker-dealers or agents deemed "underwriters" within the meaning of the 1933 Act) of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the 1933 Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

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7.2
Indemnification by Designated Holders.  In connection with any Registration Statement in which a Designated Holder is participating pursuant to Section 3 or Section 4 hereof, each such Designated Holder shall promptly furnish to the Company in writing such information with respect to such Designated Holder as may be required by law or regulation for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Holder not materially misleading or necessary to cause such Registration Statement or prospectus not to omit a material fact with respect to such Designated Holder necessary in order to make the statements therein not misleading.  Each Designated Holder agrees to indemnify and hold harmless the Company, its directors, officers, Affiliates, and each Person who controls the Company to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only if such untrue statement or omission was made in reliance upon and in conformity with information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder specifically for use in such Registration Statement or preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 7.2 shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions) received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

7.3
Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure).  If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party.  The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) such parties have been advised in writing by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party, in any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all similarly-situated Indemnified Parties.  No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

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7.4	Contribution.

(a)
If the indemnification provided for in this Section 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations.  The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.1 and 7.2, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, that the total amount to be contributed by such Designated Holder shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions) received by such Designated Holder in the offering.

(b)
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 7.4(a).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

SECTION 8
COVENANTS

8.1
Rule 144.  The Company covenants that from and after the date hereof it shall use its commercially reasonable best efforts to (a) file any reports required to be filed by it under the 1934 Act and (b) take such further action as each Designated Holder may reasonably request (including providing any information necessary to comply with Rule 144 under the 1933 Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such rule may be amended from time to time, or Regulation S under the 1933 Act or (ii) any similar rules or regulations hereafter adopted by the SEC.  The Company shall, upon the request of any Designated Holder, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

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8.2	Other Listings.

(a)
In addition to the rights of the Designated Holders under Section 3, Section 4 and Section 5 of this Agreement, in the event of the admission or listing of any Common Stock of the Company to or on an Asian or European securities exchange (a "Asian/European Listing"), the Company shall take such action as may be necessary or required to include in such Asian/European Listing all Registrable Securities held by the Designated Holders such that the Designated Holders are able to freely transfer such Registrable Securities to the same extent as any other holder of Common Stock of the Company on such securities exchange, and to maintain any such Asian/European Listing, subject to any "close periods" under the rules of such securities exchange.

(b)
Without limiting the generality of subsection (a), the Company shall take such action, including, without limitation, preparing, printing and circulating listing particulars and other offering documents setting forth current information regarding the Company, to the extent reasonably required to facilitate and permit the offering and sale of Registrable Securities by, and on behalf of, the Designated Holders on such securities exchange.

(c)
If any part of the equity share capital of the Company is to be offered in Asia or Europe by the Company or any of its shareholders in a manner requiring the publication of a prospectus or listing particulars (an "Asian/European Public Offering") pursuant to a firm commitment underwriting, the Company shall (i) each such time give written notice to the Designated Holders of its intention to do so and (ii) include in such Asian/European Public Offering all of the Registrable Securities held by such Designated Holders from whom the Company has received written request for inclusion thereof within ten (10) Business Days of the receipt by such Designated Holders of the notice referred to in clause (i) above, to the same extent as provided by the incidental or "piggy-back" rights held by the Designated Holders pursuant to Section 4.

(d)
The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Section 8.2, including, without limitation, (i) listing, filing and other fees required to effect a Asian/European Listing or Asian/European Public Offering, (ii) all fees and expenses incurred in complying with securities laws or rules of the applicable jurisdiction or stock exchange (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with such compliance as may be set forth in any underwriting agreement, if applicable), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any Asian/European Listing or Asian/European Public Offering) and any legal fees, charges and expenses incurred by the Company, and (v) any liability insurance or other premiums for insurance obtained for the benefit of the Company and/or its directors and officers in connection with any Asian/European Listing or Asian/European Public Offering, regardless of whether such Asian/European Listing becomes effective or such Asian/European Public Offering commences.  In the event any of the Registrable Securities held by the Designated Holders are sold pursuant to an Asian/European Public Offering, each Designated Holder shall bear the respective expense of any broker's commission or an underwriter's discount or commission relating to the sale of such Designated Holders' Registrable Securities.

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8.3
Limitations on Registration Rights.  No Person shall, without the prior written consent of a Majority Interest, be permitted to include securities of the Company in any registration filed under Section 3 hereto.

8.4
Adjustments Affecting Registrable Securities.  Except for the exercise of existing rights (as of the date hereof) held by holders of its securities, the Company shall not take any action, or permit any change to occur, with respect to the rights, privileges and preferences of its existing securities that would adversely affect the ability of the Designated Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or that would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

SECTION 9
MISCELLANEOUS

9.1
Recapitalizations, Exchanges, etc.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the shares of Common Stock and other Equity Securities, (ii) any and all shares of voting common stock of the Company into which the shares of Common Stock or other Equity Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock or other Equity Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.  The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

9.2
Other Registration Rights.  The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement, except with the prior written consent of a Majority Interest.  Other than as set forth in this Agreement, no holder of the securities of the Company has the right to register securities of the Company on the initial or any subsequent Shelf Registration Statement.

9.3
Remedies.  The Designated Holders, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement.  The Company agrees that monetary damages alone (including those specified in Section 3.3) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive and not to assert in any action for specific performance the defense that a remedy at law would be adequate.

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9.4	Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in the manner provided for under the Securities Purchase Agreement.

9.5
Successors and Assigns; Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter; provided, that the rights of the Designated Holders contained in this Agreement shall be automatically transferred to the transferee of any Registrable Security provided that (i) such transfer is permitted under the terms of such Registrable Security; (ii) such transferee agrees to become a party to this Agreement and be fully bound by, and subject to, all of the terms and conditions of the Agreement as though an original party hereto; (iii) the Company is furnished with written notice of (a) the name and address of such transferee, and (b) the securities with respect to which such registration rights are being transferred; (iv) immediately following such transfer the further disposition of such securities by the transferee is restricted under the 1933 Act or applicable state securities laws if so required; and (v) such transfer shall have been conducted in accordance with all applicable federal and state securities laws.  All of the obligations of the Company hereunder shall survive any transfer.  Except as provided in Section 7, no Person other than the parties hereto and their successors and permitted assigns are intended to be a beneficiary of this Agreement.

9.6
Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and (ii) the Designated Holders holding at least a Majority Interest; provided that any party hereto may give a waiver in writing as to itself.  No failure or delay by a party to this Agreement in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy.  Without limiting the foregoing, no waiver by a party to this Agreement of any breach by any other Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

9.7
Aggregation of Stock.  All shares of Registrable Securities held or acquired by Affiliated entities or Persons or entities or Persons under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

9.8
Counterparts.  This Agreement may be executed in one or more counterparts including counterparts transmitted by telecopier or facsimile, each of which shall be deemed an original, but all of which signed and taken together, shall constitute one document.

9.9	Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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9.10
GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK OF THE UNITED STATES APPLICABLE TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN SUCH JURISDICTION, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.  Each of the parties hereto (i) will submit itself to the sole and exclusive jurisdiction of the United States district court for the Southern District of New York in the event any dispute arises out of this Agreement, (ii) agrees that venue will be proper as to proceedings brought in such court with respect to such a dispute, (iii) will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from such court and (iv) agrees to accept service of process at its address for notices pursuant to the Purchase Agreement in any such action or proceeding brought in such court.  With respect to any such action, service of process upon any party hereto in the manner provided in the Purchase Agreement for the giving of notices shall be deemed, in every respect, effective service of process upon such party.  If there is no applicable jurisdiction in such federal court, each of the parties hereto shall submit itself to the jurisdiction of the state court for the State of New York.

9.11
WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

9.12
Severability.  Each and every obligation under this Agreement shall be treated as a separate obligation and shall be severally enforceable as such and in the event of any obligation or obligations being or becoming unenforceable in whole or in part.  To the extent that any provision or provisions of this Agreement are unenforceable they shall be deemed to be deleted from this Agreement, and any such deletion shall not affect the enforceability of such provisions of this Agreement as remain not so deleted Each and every obligation under this Agreement shall be treated as a separate obligation and shall be severally enforceable as such and in the event of any obligation or obligations being or becoming unenforceable in whole or in part.  To the extent that any provision or provisions of this Agreement are unenforceable they shall be deemed to be deleted from this Agreement, and any such deletion shall not affect the enforceability of such provisions of this Agreement as remain not so deleted.

9.13
Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein.  There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein.  This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

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9.14
Service of Process.  The Company hereby irrevocably designates and appoints Favor Sea (US) Inc. (the "Process Agent"), as the authorized agent of the Company upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Company.  The Company hereby represents that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing.  The Company hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf.  The Company further agrees that service of process upon the Process Agent and written notice of said service to the Company mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Company, in any such suit or proceeding.  Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law.  The Company further agrees to take any and all actions, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as the Company has any outstanding obligations under this Agreement.

9.15
Further Assurances.  Each of the parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.16	Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under any other Transaction Documents.

9.17
Termination.  Except for the liabilities or obligations under Section 6.3 or Section 7, all of which shall remain in effect in accordance with their terms, this Agreement and the obligations of the parties hereunder (other than liability for the breach by any party hereto of any of the terms of this Agreement) shall terminate upon the end of the Effectiveness Period.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

COMPANY: CHINA XD PLASTICS COMPANY LIMITED

By:	/s/ Jie Han
Name: Jie Han
Title: Chief Executive Officer

25

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

INVESTOR: MSPEA MODIFIED PLASTICS HOLDING LIMITED

By:	/s/ Alan K. Jones
Name: Alan K. Jones
Title: Director

26

EXHIBIT D
STOCKHOLDERS’ AGREEMENT

Execution Version

STOCKHOLDERS' AGREEMENT

among

MSPEA MODIFIED PLASTICS HOLDING LIMITED,

XD. ENGINEERING PLASTICS COMPANY LIMITED,

and

JIE HAN

________________________________

Dated August 15, 2011

________________________________

STOCKHOLDERS' AGREEMENT (this "Agreement") made on the fifteenth day of August, 2011

AMONG:

(1)
MSPEA MODIFIED PLASTICS HOLDING LIMITED, a company incorporated and existing under the laws of the Cayman Islands with its registered office at c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands (the "Investor");

(2)
XD. ENGINEERING PLASTICS COMPANY LIMITED, a company incorporated and existing under the laws of  the British Virgin Islands with its registered office at Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands ("XD Engineering"); and

(3)	JIE HAN, a PRC Citizen ("Mr. Han").

RECITALS:

(A)
XD Engineering and Mr. Han are existing stockholders of China XD Plastics Company Limited, a corporation organized and existing under Chapter 78 of the Nevada Revised Statutes of the State of Nevada, as amended (the "Company");

(B)
Pursuant to the Securities Purchase Agreement (the "Securities Purchase  Agreement") dated as of the date hereof, by and among the Investor, the Company, XD Engineering  and Mr. Han, the Company will issue to the Investor and the Investor will purchase certain preferred shares from the Company, subject to the terms and conditions thereof; and

(C)
In consideration of and as a condition precedent to the purchase of the Series D Preferred Stock by the Investor under the Securities Purchase Agreement, the Parties (as defined below) enter into this Agreement.

AGREEMENT:
SECTION 1
INTERPRETATION

1.1	Definitions. In this Agreement, unless the context otherwise requires, the following words and expressions have the following meanings:

"Affiliate" of a Person (the "Subject Person") means (a) in the case of a Person other than a natural person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with the Subject Person and (b) in the case of a natural person, any other Person that is directly or indirectly Controlled by the Subject Person or is a Relative of the Subject Person.

"Board" means the board of directors of the Company.

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the PRC or HKSAR or New York City are required or authorized by law or executive order to be closed.

"Certificate of Designation" means the Certificate of Designation, Preferences and Rights of the Series D Preferred Stock, as filed with the Nevada Secretary of State.

"Change of Control" means Mr. Han or XD Engineering ceases to own directly or indirectly at least 51% of the total voting power of all share capital of the Company.

“Code” means the United States Internal Revenue Code of 1986, as amended.

"Common Stock" means the common stock, par value US$0.0001 per share, in the capital of the Company.

"Company Charter Documents"  has the meaning set forth in the Securities Purchase Agreement.

"Completion" means completion of the purchase of the Series D Preferred Stock pursuant to the Securities Purchase Agreement.

"Control" of a Person means (a) ownership of more than 50% of the shares in issue or other equity interests or registered capital of such Person or (b) the power to direct the management or policies of such Person, whether through ownership or voting proxy of the voting power of such Person, through the power to appoint a majority of the members of the board of directors or similar governing body of such Person, through contractual arrangements or otherwise.

"Encumbrance" means (a) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including any right granted by a transaction which, in legal terms, is not the granting of security interest or any other encumbrance but which has an economic or financial effect similar to the granting of security interest or any other encumbrance under applicable law, (b) any lease, sub-lease, occupancy agreement, easement or covenant granting a right of use or occupancy to any Person, (c) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, negotiation or refusal or transfer restriction in favor of any Person and (d) any adverse claim as to title, possession or use.

"Equity Securities" means, with respect to any Person, such Person's capital stock, membership interests, partnership interests, registered capital, joint venture or other ownership interests or any options, warrants or other securities，that are directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock, membership interests, partnership interests, registered capital or joint venture or other ownership interests. Unless the context otherwise requires, any reference to "Equity Securities" refers to the Equity Securities of the Company.

2

"Exempted Issuance" means (a) any issuance of Common Stock upon the conversion of the Series D Preferred Stock; (b) the conversion, exercise or exchange of options, warrants or convertible securities of the Company that are outstanding and have been fully disclosed to the Investor as of the Completion Date (as defined in the Securities Purchase Agreement); (c) any issuance of shares of Common Stock or options to employees, officers, directors or other service providers of the Company pursuant to any stock or option plan duly approved for such purpose including the approval by the Board; (d) any issuance of Common Stock, options, warrants or convertible securities of the Company pursuant to acquisitions or other strategic transactions, in each case approved by the Board (including the affirmative vote or written consent of at least one (1) Series D Director) and (e) any issuance of Adjustment Shares (as defined in the Securities Purchase Agreement).

"Governmental Authority" means any government or political subdivision thereof; any department, agency or instrumentality of any government or political subdivision thereof; any court or arbitral tribunal; and the governing body of any securities exchange, in each case having competent jurisdiction.

"Group" means the Company and any of its direct and indirect Subsidiaries.

"Group Member" means any member of the Group.

"HKSAR" or "Hong Kong" means the Hong Kong Special Administrative Region of the PRC.

"Minimum Number" means 1,600,000 (as adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or other like changes in the Company's capital structure) shares of the Series D Preferred Stock.

"Party" or "Parties" means any signatory or the signatories to this Agreement and any Person that subsequently becomes a party to this Agreement as provided herein.

"Person" means any natural person, firm, company, Governmental Authority, joint venture, partnership, association or other entity (whether or not having separate legal personality).

"Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and between the Investor and XD Engineering.

"PRC" or "China" means the People's Republic of China and for the purposes of this Agreement shall exclude HKSAR, Taiwan and the Special Administrative Region of Macau.

"Principal Business" means the business of the Group, being the development, manufacturing and distribution of modified plastics for use in the production of automobile, airplane, high-speed train and ship parts and components.

3

"Registration Rights Agreement" means the registration rights agreement, dated August 15, 2011, between the Company and the Investor.

"Relative" of a natural person means the spouse of such person and any parent, grandparent, child, grandchild, sibling, cousin, in-law, uncle, aunt, nephew or niece of such person or spouse.

"RMB" means Renminbi, the lawful currency of the PRC.

"Series D Preferred Stock" means the shares of the series D junior convertible preferred stock, par value 0.0001 per share, in the capital of the Company, with the rights, privileges and preferences set forth in the Certificate of Designation.

"Series D Director" means any member of the Board that is elected by holders of the Series D Preferred Stock in accordance with the terms of the Certificate of Designation.

"Subsidiary" of any Person (the "Parent ") means any other Person Controlled by the Parent.

"Transaction Documents" means the Securities Purchase Agreement, this Agreement, the Registration Right Agreement, the Certificate of Designation, the Pledge Agreement and the Company Charter Documents.

"US$" means United States Dollars, the lawful currency of the U.S.

1.2	Terms Defined Elsewhere in this Agreement. The following terms are defined in this Agreement as follows:

"Agreement"	Preamble
"Company"	Recital
"Investor"	Preamble
"Mr. Han"	Preamble
"Offered Shares"	Section 2.2(a)
"Price Notice"	Section 2.3
"Process Agent"	Section 7.3
"Securities Purchase Agreement"	Recital
"Tag-Along Notice"	Section 2.2(c)
"Tag-Along Right"	Section 2.2(b)
"Transfer"	Section 2.1
"Transferee"	Section 2.2(a)
"Transfer Notice"	Section 2.2(a)
"Transferring Stockholder"	Section 2.2(a)

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1.3	Interpretation.

(a)
Directly or Indirectly.  The phrase "directly or indirectly" means directly, or indirectly through one or more intermediate Persons or through contractual or other arrangements, and "direct or indirect" has the correlative meaning.

(b)
Gender and Number.  Unless the context otherwise requires, all words (whether gender-specific or gender neutral) shall be deemed to include each of the masculine, feminine and neuter genders, and words importing the singular include the plural and vice versa.

(c)	Headings. Headings are included for convenience only and shall not affect the construction of any provision of this Agreement.

(d)	Include not Limiting. "Include," "including," "are inclusive of" and similar expressions are not expressions of limitation and shall be construed as if followed by the words "without limitation".

(e)
Law.  References to "law" shall include all applicable laws, regulations, rules and orders of any Governmental Authority, securities exchange or other self-regulating body, any common or customary law, constitution, code, ordinance, statute or other legislative measure and any regulation, rule, treaty, order, decree or judgment; and "lawful" shall be construed accordingly.

(f)
References to Documents.  References to this Agreement include the Schedules and Exhibits, which form an integral part hereof.  A reference to any Section, Schedule or Exhibit is, unless otherwise specified, to such Section of, or Schedule or Exhibit to this Agreement.  The words "hereof," "hereunder" and "hereto," and words of like import, unless the context requires otherwise, refer to this Agreement as a whole and not to any particular Section hereof or Schedule or Exhibit hereto.  A reference to any document (including this Agreement) is, unless otherwise specified, to that document as amended, consolidated, supplemented, novated or replaced from time to time.

(g)
Share Calculations.  In calculations of share numbers, references to a "fully diluted basis" mean that the calculation is to be made assuming that all outstanding options, warrants and other Equity Securities convertible into or exercisable or exchangeable for Common Stock (whether or not by their terms then currently convertible, exercisable or exchangeable), have been so converted, exercised or exchanged.  Any share calculation that makes reference to a specific date shall be appropriately adjusted to take into account any share split, share consolidation or similar event after such date.

5

(h)	Writing. References to writing and written include any mode of reproducing words in a legible and non-transitory form including emails and faxes.

(i)	Language. This Agreement is drawn up in the English language.

SECTION 2
RESTRICTIONS ON TRANSFER OF SHARES

2.1  Limitation on Transfers.  So long as the Investor holds any Equity Security of the Company, without the Investor's prior written consent, (a) neither XD Engineering nor Mr. Han shall directly or indirectly, sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of, or suffer to exist (whether by operation of law or otherwise) any Encumbrance on, any Equity Securities of the Company directly or indirectly held by XD Engineering or Mr. Han or any right, title or interest therein or thereto (including any contractual or other legal arrangement having the effect of transferring any or all of the benefits of ownership or economic rights), or otherwise take any action to the effect that any other Person will become a “beneficial owner” (as defined in Rule 13d-3 promulgated under the 1934 Act) of any Equity Security of the Company directly or indirectly held by XD Engineering or Mr. Han (each, a "Transfer"); and (b) Mr. Han shall not directly or indirectly Transfer any Equity Security of XD Engineering.  Notwithstanding the forgoing, XD Engineering and Mr. Han shall be entitled to, at its or his sole discretion, hypothecate, pledge, encumber or otherwise grant a security interest in those Equity Securities that are not subject to the pledge pursuant to the Pledge Agreement in favor of a bona fide third party in connection with a business transaction with a valid business purpose; provided that the foregoing transaction shall not result in XD Engineering and/or Mr. Han losing the control or ownership of the Equity Securities being hypothecated, pledged, encumbered or otherwise granted a security interest on.

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2.2	Tag-Along Rights.

(a)
So long as the Investor holds any Equity Security of the Company, if XD Engineering and/or Mr. Han (as applicable, in such capacity, the "Transferring Stockholder") proposes to directly or indirectly Transfer any Equity Securities of the Company in one or a series of transactions to a third party (the "Transferee") which could reasonably be expected to result in a Change of Control, the Transferring Stockholder shall send a written notice to the Investor (the "Transfer Notice") at least sixty (60) calendar days prior to the proposed closing of such Transfer between the Transferring Stockholder and the Transferee. The Transfer Notice shall state, (i) the name of the Transferring Stockholder, (ii) the name and address of the Transferee, (iii) the amount of Equity Securities to be Transferred (the "Offered Shares"), (iv) the amount and form of the proposed consideration for the proposed Transfer and (v) the other terms and conditions of the proposed Transfer.

(b)
The Investor shall have the right (the "Tag-Along Right") but not the obligation to require the Transferee to purchase from the Investor, at the same consideration per share of Common Stock (or, if the consideration per share of Common Stock is not applicable, at the same consideration for the same amount of voting power associated with the Equity Securities being transferred by the Transferring Stockholder) offered to the Transferring Stockholder and upon the same terms and conditions as to be paid and given to the Transferring Stockholder as set forth in the Transfer Notice, all or a portion of the Equity Securities held by the Investor.

(c)
For the Investor to exercise such Tag-Along Right, within thirty (30) calendar days after the delivery of the Transfer Notice, the Investor shall deliver a notice of such election (the "Tag-Along Notice") to the Transferring Stockholder, specifying the amount of Equity Securities with respect to which it has elected to exercise its Tag-Along Right. Such Tag-Along Notice shall be irrevocable and shall constitute a binding agreement by the Investor to Transfer such Equity Securities on the terms and conditions set forth in the Transfer Notice; provided however, in connection with any such Transfer from the Investor to the Transferee as contemplated hereunder, the Investor shall not be required to make any representation, warranty or indemnity regarding any matter concerning the business of any Group Member.

(d)
Where the Investor has properly elected to exercise its Tag-Along Right and the proposed Transferee fails to purchase the Investor's Equity Securities specified in the Tag-Along Notice from the Investor, the Transferring Stockholder shall not make the proposed Transfer, and if any Transfer is purported to be made, such Transfer shall be void and null ab initio.

2.3
Avoidance of Restrictions.  The Parties agree that the Transfer restrictions in this Agreement shall not be capable of being avoided by the holding of Equity Securities of the Company indirectly through a company or other entity that can itself be sold in order to dispose of an interest in the Equity Securities of the Company free of such restrictions.  Any Transfer or other disposal of any shares (or other interest) of the entity holding equity interest in a Party shall be treated as being a Transfer of the Equity Securities of the Company held by that Party, and the provisions of this Agreement that apply in respect of the Transfer of the Equity Securities of the Company shall thereupon apply in respect of the Equity Securities of the Company so held.

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SECTION 3
REPRESENTATIONS, WARRANTIES, COVENANTS AND UNDERTAKINGS

3.1	Representations and Warranties. XD Engineering and Mr. Han jointly and severally represent to the Investor, and the Investor represents to XD Engineering and Mr. Han (to the extent applicable), that:

(a)
such Party has the full power and authority to enter into, execute and deliver this Agreement and to perform the transactions contemplated hereby, and such Party is duly incorporated or organized and existing under the laws of the jurisdiction of its incorporation or organization;

(b)
the execution and delivery by such Party of this Agreement and the performance by such Party of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action of such Party;

(c)
assuming the due authorization, execution and delivery hereof by the other Parties, this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and

(d)
the execution, delivery and performance of this Agreement by such Party and the consummation of the transactions contemplated hereby will not (i) violate any provision of any organizational or governance document of such Party, (ii) require such Party to obtain any consent, approval or action of, or make any filing with or give any notice to, any Governmental Authority in such Party's country of organization or any other Person pursuant to any instrument, contract or other agreement to which such Party is a party or by which such Party is bound, other than any such consent, approval, action or filing that has already been duly obtained or made or otherwise explicitly required hereunder, (iii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under, any instrument, contract or other agreement to which such Party is a party or by which such Party is bound, or (iv) violate any law.

3.2	Non-Competition.

Each of XD Engineering and Mr. Han undertakes to the Investor that it/he will not, and will ensure that the other companies that it/he directly or indirectly Controls or holds equity interests in (other then the Group Members) will not, without the prior written consent of the Investor:

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(a)	enter into any business that is engaged in the Principal Business (or any part thereof) anywhere in the PRC or otherwise competes directly or indirectly with any Group Member;

(b)	solicit for itself/himself or any entity other than a Group Member the business or a customer or client of any Group Member; or

(c)	persuade, solicit or encourage any employee of any Group Member to leave such Group Member's employ.

3.3	Transaction Documents.

(a)
Subject to Section 10 of the Securities Purchase Agreement, XD Engineering and Mr. Han shall be severally and not jointly liable with the Company for the Company's obligations under the Transaction Documents. In the event that the Company does not pay the applicable full amount of the Voluntary Redemption Price (as defined in the Certificate of Designation) and/or the Mandatory Redemption Price (as defined in the Certificate of Designation) to the Investor for any reason within six months after the Redemption Date (as defined in the Certificate of Designation) or the Mandatory Redemption Date (as defined in the Certificate of Designation), as applicable, XD Engineering and Mr. Han shall immediately make payment to the Investor such that the Investor will receive the applicable full amount of the Voluntary Redemption Price and/or the Mandatory Redemption Price.

(b)
Subject to Section 10.2(b) of the Securities Purchase Agreement, XD Engineering and Mr. Han undertake to the Investor that if for any reason any provision of the Certificate of Designation is not enforceable or alleged to be unenforceable by any Person, XD Engineering and Mr. Han will transfer shares or pay the relevant price or take other means to transfer the economic interest to the Investor, to the effect that the Investor will enjoy the full economic benefit under the Certificate of Designation as if such unenforceability of alleged unenforceability had not occurred.

3.4
Anti-Dilution Protection.  If the Company shall at any time issue or sell any shares of Common Stock or Equity Securities, other than an issuance or sale in an Exempted Issuance, at a price per share of Common Stock, or in the case other Equity Securities exchangeable or convertible into shares of Common Stock, at a conversion or exercise price for a share of Common Stock (in each case, the "New Issue Price") that is less than the then effective Conversion Price of Series D Preferred Stock (as defined in the Certificate of Designation of Series D Preferred Stock) (treating the price per share of Common Stock, in the case of the issuance of any Equity Securities, as equal to (x) the sum of the price for such Equity Securities plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such Equity Securities divided by (y) the number of shares of Common Stock initially underlying such Equity Securities), the Investor shall have the right to purchase from XD Engineering and/or Mr. Han, and XD Engineering and/or Mr. Han shall sell and transfer to the Investor, at par value per share, a number of shares of Common Stock that is equal to (i) the number of shares of Common Stock that the Series D Preferred Stock held by the Investor would have been convertible into as if the then effective Conversion Price is equal to the New Issue Price, minus (ii) the number of shares of Common Stock that the outstanding Series D Preferred Stock held by the Investor are convertible into under the then effective Conversion Price.   Such sale and purchase shall be completed within 10 Business Days after the date of issuance of the Common Stock or other Equity Securities or a later date requested by the Investor.

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In case the consideration received by the Company from such sale or issuance is not cash, the amount of the consideration shall be the Fair Market Value of such non-cash consideration. If the terms of any Equity Securities of the Company other than the Series D Preferred Stock are amended, modified or adjusted by operation of their terms (including any anti-dilution adjustment) or in any other manner that results in a reduction of the New Issue Price of such Equity Securities, XD Engineering and/or Mr. Han shall sell and transfer to the Investor, and the Investor shall purchase from XD Engineering and/or Mr. Han, additional number of shares of Common Stock at par value in accordance with this Section 3.4, as if the New Issue Price after such reduction had been the original New Issue Price of such Equity Securities.

The "Fair Market Value" of any property in connection with any given transaction means:

(i)         if it is a security listed on a national securities exchange, then the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the closing of such transaction;

(ii)        if it is a security actively traded over the counter, the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending three (3) days prior to the closing of such transaction; and

(iii)        if there is no active public market, then the value shall be the fair market value thereof as determined in good faith by the Board; provided, that if a majority of the holders of shares of the Series D Preferred Stock then outstanding disagree with such determination, such fair market value shall be determined by a nationally recognized independent investment banking firm selected by such holders, and reasonably acceptable to the Board; provided, further, that the determination of such investment banking firm shall be binding upon the parties hereto and the cost thereof shall be borne by the Company.

SECTION 4
TERM AND TERMINATION

4.1
Effective Date; Termination.  This Agreement shall become effective upon execution and shall continue in force until the earlier to occur of (a) the date upon which the Investor and the permitted transferees of the Series D Preferred Stock cease to hold the Minimum Number of the Series D Preferred Stock and (b) any date agreed upon in writing by all of the Parties.

4.2
Consequences of Termination.  If this Agreement is terminated in accordance with Section 4.1, it shall become void and of no further force and effect, except for the provisions of this Section 5,  Section 5 (Notices), Section 6 (Miscellaneous) and Section 7 (Governing Law and Jurisdiction)],  provided, however, that such termination shall, unless otherwise agreed by the Parties, be without prejudice to the rights or obligations of any Party accrued under this Agreement prior to such termination.

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SECTION 5
NOTICES

5.1
Notices.  Each notice, demand or other communication given or made under this Agreement shall be in writing in English and delivered or sent to the relevant Party at its address or fax number set out below (or such other address or fax number as the addressee has by five Business Days' prior notice specified to the other Parties).  Any notice, demand or other communication given or made by letter between countries shall be delivered by international commercial overnight delivery service or courier (such as Federal Express or DHL).  Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered, (i) if delivered in person or by messenger, when proof of delivery is obtained by the delivering party; (ii) if sent by post within the same country, on the third Business Day following posting, and if sent by post to another country, on the seventh Business Day following posting; and (iii) if given or made by fax, upon dispatch and the receipt of a transmission report confirming dispatch.

5.2	Addresses and Fax Numbers. The initial address and facsimile for each Party for the purposes of this Agreement are:

if to the Investor:	with a copy to:
c/o Morgan Stanley Private Equity International Commerce Centre 1 Austin Road West Kowloon, Hong Kong SAR Morgan Stanley Private Equity Facsimle: +852 3407-5069 Attention: Eddy Huang	Paul, Weiss, Rifkind, Wharton & Garrison 12th Floor, Hong Kong Club Building 3A Chater Road, Central Hong Kong Facsimile: (852) 2536-9622 Attention: John E. Lange

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with a copy to: Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York New York 10019-6064 Facsimile: 1 (212) 373-2553 Attention: Tracey Zaccone
if to XD Engineering or Mr. Han:	with a copy to (which shall not constitute notice):
No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC 150060 Facsimile: 86-451-84346611 Attention: Mr. Jie Han	DLA Piper 20th Floor, South Tower, Beijing Kerry Center 1 Guanghua Road, Chaoyang District 100020 Beijing, China Facsimile: + 86 6561 5158 Attention: Steven Liu
SECTION 6
MISCELLANEOUS

6.1
Assignment.  This Agreement shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the Parties.  The Company, XD Engineering and Mr. Han shall not assign this Agreement or any of its rights or duties hereunder to any Person.  The Investor shall not, directly or indirectly,  assign any of its rights or obligations hereunder to any Person other than to its Affiliates without the prior written consent of the Company.

6.2
No Partnership.  The Parties expressly do not intend hereby to form a partnership, either general or limited, under any jurisdiction's partnership law.  The Parties do not intend to be partners one to another, or partners as to any third party, or create any fiduciary relationship among themselves, by virtue of their status as parties to this Agreement.

6.3	Amendment. This Agreement may not be amended, modified or supplemented except by a written instrument executed by each of the Parties.

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6.4
Waiver.  No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by the Party waiving such provision.  No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy.  Without limiting the foregoing, no waiver by a Party of any breach by any other Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

6.5
Entire Agreement.  This Agreement, together with the other Transaction Documents and any other documents referred to herein or therein, constitutes the whole agreement between the Parties relating to the subject matter hereof and supersedes any prior agreements or understandings relating to such subject matter.

6.6
Severability.  Each and every obligation under this Agreement shall be treated as a separate obligation and shall be severally enforceable as such and in the event of any obligation or obligations being or becoming unenforceable in whole or in part.  To the extent that any provision or provisions of this Agreement are unenforceable they shall be deemed to be deleted from this Agreement, and any such deletion shall not affect the enforceability of this Agreement as remain not so deleted.

6.7
Consent to Specific Performance.  The Parties declare that it is impossible to measure in money the damages that would be suffered by a Party by reason of the failure by any other Party to perform any of the obligations hereunder.  Therefore, if any Party shall institute any action or proceeding to enforce the provisions hereof, any Party against whom such action or proceeding is brought hereby waives any claim or defense therein that the other Party has an adequate remedy at law, to the extent permitted by law.

6.8
Counterparts.  This Agreement may be executed in one or more counterparts including counterparts transmitted by telecopier or facsimile, each of which shall be deemed an original, but all of which signed and taken together, shall constitute one document.

SECTION 7
GOVERNING LAW AND JURISDICTION

7.1
Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK OF THE UNITED STATES APPLICABLE TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN SUCH JURISDICTION, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

7.2
Submission to Jurisdiction.  Each of the parties hereto (i) will submit itself to the non-exclusive jurisdiction of any federal court located in the State of New York or any New York state court having subject matter jurisdiction in the event any dispute arises out of this Agreement, (ii) agrees that venue will be proper as to proceedings brought in any such court with respect to such a dispute, (iii) will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court and (iv) agrees to accept service of process at its address for notices pursuant to this Agreement in any such action or proceeding brought in any such court.  With respect to any such action, service of process upon any party hereto in the manner provided herein for the giving of notices shall be deemed, in every respect, effective service of process upon such party.

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7.3
Service of Process.  Each of XD Engineering and Mr. Han hereby irrevocably designates and appoints Favor Sea (US) Inc. (辉海(美国) 有限公司) (the "Process Agent"), as the authorized agent of XD Engineering and Mr. Han upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of XD Engineering and Mr. Han.  Each of XD Engineering and Mr. Han hereby represents that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing.  Each of XD Engineering and Mr. Han hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf.  Each of the Company, XD Engineering  and Mr. Han further agrees that service of process upon the Process Agent and written notice of said service to XD Engineering or Mr. Han, as the case may be, mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon XD Engineering or Mr. Han, as the case may be, in any such suit or proceeding.  Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law.  Each of XD Engineering and Mr. Han further agrees to take any and all actions, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as XD Engineering and Mr. Han have any outstanding obligations under this Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

MSPEA MODIFIED PLASTICS HOLDING LIMITED

By:	/s/ Alan K. Jones
Name: Alan K. Jones
Title: Director

[Signature Page to Stockholders' Agreement]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

XD. ENGINEERING PLASTICS COMPANY LIMITED

By:	/s/ Jie Han
Name: Jie Han
Title: Director
/s/ Jie Han
JIE HAN

[Signature Page to Stockholders' Agreement]

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EXHIBIT E
PLEDGE AGREEMENT

Final Form

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as amended, supplemented or modified in accordance with the terms hereof, this “Agreement”), dated as of [     ], 2011 is entered into by and between MSPEA Modified Plastics Holding Limited, a company incorporated and existing under the laws of Cayman Islands (the “Pledgee”) and XD. Engineering Plastics Company Limited, a corporation organized under the laws of the British Virgin Islands (the “Pledgor”).

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of August 15, 2011 (the “Securities Purchase Agreement”), among the Pledgee, Mr. Jie Han, a citizen of the People’s Republic of China (“Mr. Han”), the Pledgor and China XD Plastics Company, a corporation organized and existing under Chapter 78 of the Nevada Revised Statutes of the State of Nevada (the “Company”), the Company has agreed to issue and sell to the Pledgee an aggregate of 16,000,000 shares of its series D junior convertible preferred stock, par value $0.0001 per share (the “Series D Preferred Stock”);

WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement, the parties hereto, Mr. Han and the Company have entered into other Transaction Documents (as defined in the Securities Purchase Agreement);

WHEREAS, the Pledgor is a stockholder of the Company;

WHEREAS, in order to induce the Pledgee to enter into the transactions contemplated by the Transaction Documents the Pledgor has agreed to grant to the Pledgee a security interest in certain shares of the common stock of the Company, par value $0.0001 per share (the “Common Stock”) owned by the Pledgor as set forth in Schedule A attached hereto (the “Pledged Shares”) to secure the performance by the Company, Mr. Han and the Pledgor of their obligations under the Transaction Documents.

NOW, THEREFORE, in consideration of the premises and other consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Pledgee, as follows:

Section 1.  Pledge.  The Pledgor hereby pledges, assigns and grants to the Pledgee, a first priority security interest and lien in the following property (the “Collateral”) to secure the payment and performance of the Secured Obligations (as defined below):

(a)
any and all right, title interests in the Pledged Shares including, without limitation, all certificates, agreements or instruments, if any, representing the Pledged Shares, any options and other rights of any nature whatsoever which may be issued or granted to the Pledgor in respect of the Pledgor’s interest in the Pledged Shares while this Agreement is in effect; and, subject to Section 6 of this Agreement, all income and benefits, including, without limitation, dividends, distributions payable or distributable in cash, property, or stock, registration rights and subscription rights, instruments and other property (the “Proceeds”) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledgor’s interest in any of the foregoing; and

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(b)
all additions, substitutes and replacements for and Proceeds of the property described in paragraph (a) above (including all shares or other proceeds arising out of conversions or splits of any securities described in paragraph (a) above).  Any securities received by the Pledgor which shall constitute such additions, substitutes and replacements for, or Proceeds of, the property described in paragraph (a) above, shall, if delivered to the Pledgor, be held in trust by the Pledgor for the Pledgee and shall be delivered immediately to the Pledgee.

Section 2.   Secured Obligations.  The following obligations (collectively, the “Secured Obligations”) are secured by the Collateral under this Agreement:

(a)
The full and prompt payment when due (whether at stated maturity, by redemption or acceleration or otherwise) of all debts, obligations and liabilities of the Pledgor (including liabilities for which the Pledgor is jointly and severally liable) and Mr. Han owing to the Pledgee, whether now existing or hereafter incurred, arising under the Transaction Documents and any and all renewals, extensions and rearrangements thereof, and the due performance and compliance by the Company, the Pledgor and Mr. Han with all of the terms, conditions and agreements contained in the Transaction Documents; and

(a)
All reasonable costs and expenses incurred by the Pledgee, including, without limitation, reasonable attorney’s fees and expenses, to enforce this Agreement and maintain, preserve, collect and realize upon the Collateral; provided, however, that the Pledgee shall notify the Pledgor and Mr. Han in writing as soon as possible if such costs and expenses are reasonably estimated to have reached US$100,000 (it being understood that no failure or delay of the Pledgee to so notify the Pledgor or Mr. Han shall prejudice the validity or status of the Secured Obligations).

Section 3.  Procedure.

To the extent that the Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the Pledgee) be pledged pursuant to Section 3 of this Agreement, and the Pledgor shall take such actions as the Pledgee shall reasonably request with respect thereto to perfect its security interest therein.  The Pledgor shall deliver all investment securities and other instruments and documents which are a part of the Collateral and in the Pledgor’s possession to the Pledgee, in a form suitable for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures appropriately guaranteed in form and substance suitable to the Pledgee.

Section 4.  Representations and Warranties.  The Pledgor hereby represents and warrants to the Pledgee as follows:

(a)
The Pledgor has full power and capacity to execute and deliver this Agreement and to incur and perform the obligations provided for herein.  No consent or approval of any governmental authority or other third party is or will be required as a condition to the enforceability of this Agreement.

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(b)	This Agreement is duly authorized, executed and delivered by the Pledgor and is enforceable against the Pledgor in accordance with its terms.

(c)
The Pledgor is, and (as to any substitute Collateral) shall be, the sole record and beneficial owner of the Collateral, free and clear of any setoff, claim, restriction, pledge, lien, security interest, encumbrance or other charge of any type, except for (i) the security interest created by this Agreement and (ii) restrictions imposed by applicable laws, and, subject to the same exceptions, the Pledgor has and shall have the right to transfer such Collateral and to grant a security interest therein to the Pledgee as provided in this Agreement.

(d)
Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the fulfillment of, nor the compliance with, the terms, conditions or provisions hereof, will conflict with, result in a breach of, or constitute a default under (i) any relevant statute, law, ordinance, rule or regulation applicable to the Pledgor or the Collateral or (ii) any indenture, agreement or other instrument, or any judgment, order or decree, to which the Pledgor is a party or by which any of its assets including, without limitation, the Collateral, may be bound.  There is no litigation, claim or judicial, administrative or governmental proceeding of which the Pledgor has been notified or, to the knowledge of the Pledgor, threatened with respect to the Collateral, nor is there any basis for any such litigation, claim or proceeding.

(e)
The pledge of the Collateral pursuant to this Agreement creates a valid security interest in the Collateral and a perfected first priority security interest in the Collateral, securing the performance of the Secured Obligations.

(f)
No financing statement or similar notice covering any Collateral is or shall be on file in any recording office, and no other pledge or assignment thereof has been made, or shall have been made, other than in favor of the Pledgee.

Section 5.  Pledgor’s Covenants.  Until the payment and performance in full of all of the Secured Obligations, the Pledgor covenants that, unless the Pledgee otherwise consents in writing:

(a)
The Pledgor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to the Pledgee.  The Pledgor shall keep the Collateral free from all claims, restrictions, encumbrances, security interests, pledges, liens, demands or charges of any type, except the security interest hereby created.

(b)
Except as contemplated by the Transactional Documents, the Pledgor shall not sell, assign, transfer, lease, lend, assign or otherwise hypothecate, pledge or encumber the Collateral or any interest therein nor reduce the Pledgor’s interest in any of the Collateral.  The Pledgor shall not consent to the amendment to any document, instrument or agreement governing the terms of the Collateral or the rights of the Pledgor with respect thereto except with the consent of the Pledgee.

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(c)
The Pledgor shall pay all costs necessary to enforce the security interest created by this Agreement, including but not limited to taxes, assessments, reasonable attorney’s fees, legal expenses and expenses of sales.  Whether the Collateral is or is not in the Pledgee’s possession, and without any obligation to do so and without waiving the Pledgor’s default for failure to make any such payment, the Pledgee at its option may pay any such reasonable costs and expenses and discharge encumbrances on the Collateral, and such payments shall be a part of the Secured Obligations.

(d)
The Pledgor shall sign and deliver, at its own cost, any instruments furnished by the Pledgee, including, without limitation, financing statements and continuation statements, which are necessary or desirable in the good faith and reasonable judgment of the Pledgee to obtain, create, maintain and perfect the security interest hereunder and to enable the Pledgee to comply with any federal or state law in order to obtain, create or perfect the Pledgee’s interest in the Collateral or to obtain proceeds of the Collateral.

(e)	The Pledgor shall notify the Pledgee immediately of any change in the Pledgor’s place of business, and any change in any matter warranted or represented by the Pledgor in this Agreement.

(f)
The Pledgor appoints the Pledgee and any officer thereof as the Pledgor’s attorney-in-fact with full power in the Pledgor’s name and on the Pledgor’s behalf, from time to time after the occurrence and during the continuance of an “Event of Default”, to do every act which Pledgor is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate the Pledgee to take any action hereunder nor shall the Pledgee be liable to the Pledgor for failure to take any action hereunder.  This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as any Secured Obligations are outstanding.

(g)
No renewal or extensions of or any other indulgence with respect to the Secured Obligations or any part thereof, no modification of the terms of the Transaction Documents, no release of any security, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Secured Obligations or any security therefor or guaranty thereof or under this Agreement shall in any manner impair or affect the rights of the Pledgee under any law, hereunder or under any other Transaction Documents.  The Pledgee shall not be required to file suit or assert a claim for personal judgment against any person for any part of the Secured Obligations or seek to realize upon any other security for the Secured Obligations, before foreclosing or otherwise realizing upon the Collateral.  The Pledgor waives any right that can be waived to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that the Pledgee shall have no duty or obligation to the Pledgor to apply to the Secured Obligations any such other security or proceeds thereof.  The Pledgor waives any right to require that any action be brought against any other person or to require that resort be had to any other security.  The Pledgor further waives any right of subrogation or to enforce any right of action against any other obligor on any Secured Obligations or other pledgor to the Pledgee of collateral for the Secured Obligations.

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(h)
Except to the extent required by the Transaction Documents, so long as any Secured Obligations remain outstanding, the Pledgor shall not create or incur or suffer to be created, incurred or exist any mortgage, pledge, lien, charge, security interest or other similar encumbrance of any kind upon the shares of the Common Stock held by the Pledgor that are not Pledged Shares.

(i)
Unless and until there shall have occurred an Event of Default, the Pledgor shall be entitled to exercise all voting rights, if any, attaching to any of the Collateral, and to give consents, waivers or ratifications in respect thereof; provided, that no such action shall violate or be inconsistent with the terms of the Transaction Documents.  All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in the case that an Event of Default shall occur and Section 9 of this Agreement shall then become applicable.

Section 6.   Dividends and Distributions.  Unless and until there shall have occurred  an Event of Default, all cash dividends, cash distributions, cash proceeds and other cash amounts payable in respect of the Collateral shall be paid to the Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral all other or additional stock, notes, instruments or other securities or property (other than cash dividend or distribution) paid or distributed by way of dividend or otherwise in respect of the Collateral or by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.  All dividends, distributions or other payments which are received by the Pledgor contrary to this Section 6 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form received (with any necessary endorsement).

  Section 7.  Preservation of Collateral.

(a)
The Pledgee shall give to the Collateral the same degree of care and protection which it gives to its own property, provided, however, that it shall have no liability to the Pledgor for any losses, costs, expenses or damages due to any acts or omissions of third parties, or due to any acts of God or other causes beyond its control.  The Pledgee shall have no duty to preserve any rights with respect to any Collateral, including, without limitation, rights against prior parties, or to take, or to notify the Pledgor of the need to take, any action respecting any rights, privileges or options relating to any Collateral.  To replace any certificates, however, the Pledgor shall not be required to supply any bond or other indemnity.

(b)
The Pledgor shall furnish to the Pledgee, promptly upon receipt thereof, copies of all notices, requests and other documents received by the Pledgor relating to the Collateral unless the same were sent by the Pledgee.

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Section 8.  Defaults.  An “Event of Default” shall be deemed to have occurred hereunder if the Company, the Pledgor or Mr. Han, fails in any respect to perform its or his respective Secured Obligations, or if any representation or warranty made by the Company, the Pledgor or Mr. Han under any Transaction Document was untrue in any material respect when made;  provided, however, if such default is curable, then an “Event of Default” shall be deemed to have occurred only if such default shall not have been cured within thirty (30) days after the occurrence of such default.

Section 9.  Remedies.  Upon and after the occurrence of any Event of Default:

(a)
The Pledgee may exercise its rights with respect to the Collateral, without regard to the existence of any other security or source of payment for the Secured Obligations, and may demand, sue for collection or make any other compromise or settlement with respect to other rights and remedies provided for herein or otherwise available to it, and the Pledgee shall have all of the rights and remedies of a secured party in New York under the Uniform Commercial Code.

(b)
Except as specifically reserved herein, the Pledgor waives all suretyship defenses at law and in equity, including waste and impairment of the Collateral, and further waives the requirement of any demand and presentment.  Ten (10) days’ prior notice to the Pledgor at the address provided below or at such other address as the Pledgor shall provide to the Pledgee in writing for such purpose, of the time and place of any public sale of the Collateral, or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

(c)
The Pledgee is authorized at any such sale (including without limitation any sale to itself or its affiliate, the same being expressly authorized and contemplated herein), if the Pledgee deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof.  Sales made subject to such restriction shall not, solely by reason thereof, be deemed not to have been made in a commercially reasonable manner.

(d)
The Pledgee is specifically authorized, with respect to any Collateral that consists of security, to acquire such Collateral itself or to transfer such Collateral to any affiliate of the Pledgee at a price which shall be determined reasonably and in good faith by the mutual agreement of the Pledgor and the Pledgee.  The Pledgor expressly waives any requirement that the Pledgee conduct a public or private sale with respect to such Collateral and agree that such a disposition is commercially reasonable.

(e)
In case of any sale of all or part of the Collateral on credit for future delivery, the Collateral so sold shall be retained by the Pledgee until the purchase price is paid.  The Pledgee shall incur no liability in case of the failure of the purchaser to pay for the Collateral as so sold if the Collateral is recovered, or of the failure of the Pledgee to make any sale of the Collateral after giving notice thereof, and in case of any such failure, such Collateral may again be sold.

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(f)
All cash proceeds received by the Pledgee in respect of any sale, collection or other enforcement or disposition of the Collateral shall be applied (after deduction of any amounts payable to the Pledgee for reasonable expenses of the sale, collection or disposition of the Collateral) against the Secured Obligations in such order as the Pledgee shall elect.  Upon payment or performance in full of all of the Secured Obligations, the Pledgor shall be entitled to the return of all Collateral pledged by them and all proceeds thereof, which have not been used or applied toward the payment of the Secured Obligations as herein authorized.

The Pledgor specifically understands and agrees that any sale by the Pledgee of all or part of the Collateral pursuant to the terms of this Agreement may be effected by the Pledgee at times and in manners which could result in the proceeds of such sale being significantly and materially less than might have been received if such sale had occurred at different times or in different manners, and the Pledgor hereby releases the Pledgee and its officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such sale.

Section 10.  Waivers and Remedies.  Except as otherwise provided herein or by law, the Pledgor waives presentment, demand, notice and protest, notice of acceptance of this Agreement, and except as provided in Section 9(b) notice of all action by the Pledgee in reliance hereon.  No failure by the Pledgee to exercise, no delay by the Pledgee in exercising, and no single or partial exercise of, any right, remedy or power hereunder or under any other agreement relating to the Secured Obligations or to Collateral shall operate as a waiver thereof, or of any other right, remedy or power at any time.  No amendment, modification or waiver of any provision of this Agreement shall be effective unless contained in a writing signed by the Pledgee.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  The rights, remedies and powers of the Pledgee and the Pledgor, not only hereunder, but also under any other agreements of the Pledgor with the Pledgee including the Transaction Documents and applicable law, are cumulative and may be exercised successively, concurrently or alternatively.

Section 11. Term; Assignment; Binding Effect.  This Agreement shall remain in full force and effect until the earlier of (i) the redemption in full of all of the Series D Preferred Stock held by the Pledgee pursuant to the Transaction Documents, or (ii) the conversion of all of the Series D Preferred Stock into Common Stock of the Company pursuant to the Transaction Documents, so long as there is no outstanding claim or dispute between the Investor and/or its affiliates, on the one hand, and the Company, the Pledgor and/or Mr. Han, on the other hand, under the Transaction Documents.  The Pledgor may not assign this Agreement or any of its rights or duties hereunder to any Person.  The Pledgee may not assign its rights hereunder except to an affiliate of the Pledgee to which the Pledgee has validly transferred some or all of the Series D Preferred Stock held by the Pledgee.

Section 12.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the perfection of the security interest granted hereby in respect of any item of the Collateral may be governed by the applicable law of another jurisdiction.   Unless otherwise defined herein, all words and terms used in this Agreement shall have the meanings provided in the New York Uniform Commercial Code.  If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such provision shall be deemed to be modified to comply with applicable law or if not able to be so modified, shall be deemed to be severed from the Agreement, the remaining provisions of which to be valid and enforceable.

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Section 13.  Signatures.  This Agreement may be executed in counterparts.

Section 14.  Headings.  The captions in this Agreement have been included for reference only and shall not define or limit the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

XD. Engineering Plastics Company Limited, as the Pledgor

By:

Name:

Title:

Address: Palm Grove House, P.O. Box 438, Road Town, Tortola British Virgin Islands

[Signature Page to Pledge Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MSPEA MODIFIED PLASTICS HOLDING LIMITED, as the Pledgee

By:

Name:

Title:

Address: c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street George Town, Grand Cayman, Cayman Islands KY1-9005

[Signature Page to Pledge Agreement]

ANNEX A

SCHEDULE OF PLEDGED SHARES

•	16,000,000 shares of common stock, par value $0.0001, in China XD Plastics Company Limited registered in the name of XD. Engineering Plastic Company Limited.

EXHIBIT F
FORM INDEMNIFICATION AGREEMENT

Final Form

INDEMNIFICATION AGREEMENT

by and between

China XD Plastics Company Limited

and

[______________],
as Indemnitee

Dated as of [________], 2011

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INDEMNIFICATION AGREEMENT

    This INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of [________], 2011, by and between China XD Plastics Company Limited (the “Company”) and [________] (“Indemnitee”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in Article 1.

    WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company;

    WHEREAS, in order to induce Indemnitee to provide or continue to provide services to the Company, the Company wishes to provide for the indemnification of, and advancement of expenses to, Indemnitee to the fullest extent permitted by law;

    WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and scope of coverage of liability insurance provide increasing challenges for the Company;

    WHEREAS, the Company’s Amended Articles of Incorporation (as the same may be amended and/or restated from time to time, the “Articles of Incorporation”) and the Bylaws of the Company (the "Bylaws") require indemnification of the officers and directors of the Company, and Indemnitee may also be entitled to indemnification pursuant to applicable provisions of the Nevada Revised Statutes (the “NRS”). The Articles of Incorporation, the Bylaws of the Company and the NRS expressly provide that the indemnification provisions set forth therein are not exclusive, and thereby contemplate that contracts providing for indemnification may be entered into between the Company and members of the Board, executive officers and other key employees of the Company;

    WHEREAS, this Agreement is a supplement to and in furtherance of the Articles of Incorporation and Bylaws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder (regardless of, among other things, any amendment to or revocation of governing documents or any change in the composition of the Board or any Corporate Transaction); and

    WHEREAS, Indemnitee will serve or continue to serve as a director, officer or key employee of the Company for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his resignation or is otherwise terminated by the Company.

    NOW, THEREFORE, in consideration of the promises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

ARTICLE 1
DEFINITIONS

    As used in this Agreement:

    1.1. “Affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended (as in effect on the date hereof).

    1.2. “Agreement” shall have the meaning set forth in the preamble.

    1.3. “Articles of Incorporation” shall have the meaning set forth in the recitals.

    1.4. “Beneficial Owner” and “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 under the Exchange Act (as in effect on the date hereof).

    1.5. “Board” shall mean the Company’s Board of Directors.

    1.6. “Bylaws” shall have the meaning set forth in the recitals.

    1.7.  “Change in Control” shall mean, and shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

    (a)  Acquisition of Stock by Third Party.  Any Person  is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company’s then outstanding Voting Securities, unless (i) the change in the relative Beneficial Ownership of the Company’s securities by any Person results solely from a reduction in the aggregate number of outstanding shares of securities entitled to vote generally in the election of directors, or (ii) such acquisition was approved in advance by the Continuing Directors and such acquisition would not constitute a Change in Control under part (c) of this definition;

    (b)  Change in Board of Directors.  Individuals who, as of the date hereof, constitute the Board, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date hereof or whose election or nomination for election was previously so approved (collectively, the “Continuing Directors”), cease for any reason to constitute at least a majority of the members of the Board;

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    (c)  Corporate Transactions.  The effective date of a reorganization, merger or consolidation of the Company (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction:  (i) all or substantially all of the individuals and entities who were the Beneficial Owners of Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 51% of the combined voting power of the then outstanding Voting Securities of the Company resulting from such Corporate Transaction (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership of Voting Securities immediately prior to such Corporate Transaction; (ii) no Person (excluding any corporation resulting from such Corporate Transaction) is the Beneficial Owner, directly or indirectly, of 30% or more of the combined voting power of the then outstanding Voting Securities of the surviving corporation, except to the extent that such ownership existed prior to such Corporate Transaction; and (iii) at least a majority of the board of directors of the corporation resulting from such Corporate Transaction were Continuing Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction;

    (d)  Liquidation.  The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement or series of agreements for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than factoring the Company’s current receivables or escrows due (or, if such approval is not required, the decision by the Board to proceed with such a liquidation, sale, or disposition in one transaction or a series of related transactions); or

    (e)  Other Events.  There occurs any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) under the Exchange Act, whether or not the Company is then subject to such reporting requirement.

    1.8.  “Company” shall have the meaning set forth in the preamble and shall also include, in addition to the resulting corporation or other entity, any constituent corporation (including, without limitation, any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation or other entity as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

    1.9.  “Continuing Directors” shall have the meaning set forth in Section 1.7(b).

    1.10.  “Corporate Status” shall describe the status as such of a person who is or was a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other Enterprise which such person is or was serving at the request of the Company.

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    1.11.  “Disinterested Director” shall mean a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

    1.12.  “Enterprise” shall mean the Company and any other corporation, constituent corporation (including, without limitation, any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned Subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent.

    1.13.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

    1.14.  “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or negotiating for the settlement of, responding to or objecting to a request to provide discovery in, or otherwise participating in, any Proceeding.  Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including, without limitation, the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.  Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments, fines or penalties against Indemnitee.

    1.15.  “Fund Indemnitors” shall have the meaning set forth in Section 15.4.

    1.16.  “Indemnitee” shall have the meaning set forth in the preamble.

    1.17.  “Independent Counsel” shall mean a law firm, or a member of a law firm, that is of outstanding reputation, experienced in matters of corporation law and neither is as of the date of selection of such firm, nor has been during the period of three years immediately preceding the date of selection of such firm, retained to represent: (a) the Company or Indemnitee in any material matter (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements); or (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.  For purposes of this definition, a “material matter” shall mean any matter for which billings exceeded or are expected to exceed $100,000.

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    1.18.  “NRS” shall have the meaning set forth in the recitals.

    1.19.  “Person” shall have the meaning set forth in Sections 13(d) and 14(d) of the Exchange Act (as in effect on the date hereof); provided, however, that the term “Person” shall exclude: (a) the Company; (b) any Subsidiaries of the Company; and (c) any employee benefit plan of the Company or a Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Subsidiary of the Company or of a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

    1.20.  “Proceeding” shall include any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, including, without limitation, any and all appeals, whether brought by or in the right of the Company or otherwise and whether of a civil (including, without limitation, intentional or unintentional tort claims), criminal, administrative or investigative nature, whether formal or informal, in which Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken by or omission by Indemnitee, or of any action or omission on Indemnitee’s part, while acting as a director or officer of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of any other Enterprise; in each case whether or not acting or serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement or NRS 78.7502; including one pending on or before the date of this Agreement but excluding one initiated by Indemnitee to enforce Indemnitee’s rights under this Agreement or NRS 78.7502.

    1.21.  “Subsidiary” with respect to any Person, shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

    1.22.  “Voting Securities” shall mean any securities of the Company (or a surviving entity as described in the definition of a “Change in Control”) that vote generally in the election of directors (or similar body).

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    1.23.  References to “fines” shall include any excise tax or penalty assessed on Indemnitee with respect to any employee benefit plan; references to “other enterprise” shall include employee benefit plans; references to “serving at the request of the Company” shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

    1.24.  The phrase “to the fullest extent not prohibited by (and not merely to the extent affirmatively permitted by) applicable law” shall include, but not be limited to: (a) to the fullest extent authorized or permitted by the provision of the NRS that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the NRS, and (b) to the fullest extent authorized or permitted by any amendments to or replacements of the NRS adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

ARTICLE 2
INDEMNITY IN THIRD-PARTY PROCEEDINGS

    Subject to Article 8, the Company shall indemnify, hold harmless and exonerate Indemnitee in accordance with the provisions of this Article 2 if Indemnitee is, was or is threatened to be made, a party to or a participant (as a witness or otherwise) in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Subject to Article 8, to the fullest extent not prohibited by (and not merely to the extent affirmatively permitted by) applicable law, Indemnitee shall be indemnified against all Expenses, judgments, fines, penalties and, subject to Section 10.3, amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal Proceeding, had no reasonable cause to believe that such conduct was unlawful.

ARTICLE 3
INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY

    Subject to Article 8, the Company shall indemnify, hold harmless and exonerate Indemnitee in accordance with the provisions of this Article 3 if Indemnitee is, was or is threatened to be made, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor. Subject to Article 8, to the fullest extent not prohibited by (and not merely to the extent affirmatively permitted by) applicable law, Indemnitee shall be indemnified, held harmless and exonerated against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee is not liable pursuant to NRS 78.138 or if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Article 3 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged (and not subject to further appeal) by a court of competent jurisdiction to be liable to the Company, except to the extent that any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification.

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ARTICLE 4
INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL

    Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, in whole or in part, the Company shall indemnify, hold harmless and exonerate Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.  For the avoidance of doubt, if Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify, hold harmless and exonerate Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with each resolved claim, issue or matter, whether or not Indemnitee was wholly or partly successful; provided, that Indemnitee shall only be entitled to indemnification for Expenses with respect to unsuccessful claims under this Article 4 to the extent Indemnitee is not liable pursuant to NRS 78.138 or Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal Proceeding, had no reasonable cause to believe that such conduct was unlawful. For purposes of this Article 4 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, or by settlement, shall be deemed to be a successful result as to such claim, issue or matter.

ARTICLE 5
INDEMNIFICATION FOR EXPENSES OF A WITNESS

    Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified, held harmless and exonerated against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.

ARTICLE 6
ADDITIONAL INDEMNIFICATION, HOLD HARMLESS AND EXONERATION RIGHTS

    Notwithstanding any limitations in Articles 2, 3 or 4, but subject to Article 8, the Company shall indemnify, hold harmless and exonerate Indemnitee to the fullest extent not prohibited by (and not merely to the extent affirmatively permitted by) law if Indemnitee is, was or is threatened to be made, a party to or a participant in any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines, penalties and, subject to Section 10.3, amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with the Proceeding. No indemnity shall be available under this Article 6 on account of Indemnitee’s conduct that constitutes a breach of Indemnitee’s duty of loyalty to the Company or its stockholders or is an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law.

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ARTICLE 7
CONTRIBUTION IN THE EVENT OF JOINT LIABILITY

    7.1.  To the fullest extent not prohibited by (and not merely to the extent affirmatively permitted by) law, if the indemnification rights provided for in this Agreement are unavailable to Indemnitee in whole or in part for any reason whatsoever, in respect of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding), the Company, in lieu of indemnifying Indemnitee, shall pay, in the first instance, the entire amount incurred by Indemnitee, whether for judgments, liabilities, fines, penalties, amounts paid or to be paid in settlement and/or for Expenses, without requiring Indemnitee to contribute to such payment, and the Company hereby waives and relinquishes any right of contribution it may have at any time against Indemnitee.

    7.2.  The Company shall not enter into any settlement of any Proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

    7.3.  The Company hereby agrees to fully indemnify, hold harmless and exonerate Indemnitee from any claims for contribution which may be brought by officers, directors or employees of the Company (other than Indemnitee) who may be jointly liable with Indemnitee.

ARTICLE 8
EXCLUSIONS

    8.1.  Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity, contribution or advancement of Expenses in connection with any claim made against Indemnitee:

       (a)  for which payment has actually been made to or on behalf of Indemnitee under any insurance policy of the Company or its Subsidiaries or other indemnity provision of the Company or its Subsidiaries, except with respect to any excess beyond the amount paid under any insurance policy, contract, agreement, other indemnity provision or otherwise; or

       (b)  for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act (or any similar successor statute) or similar provisions of state statutory law or common law; or

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       (c)  in connection with any Proceeding (or any part of any Proceeding) initiated or brought voluntarily by Indemnitee, including, without limitation, any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees or other indemnitees, other than a Proceeding initiated by Indemnitee to enforce its rights under this Agreement, unless (i) the Board authorized the Proceeding (or any part of any Proceeding) or (ii) the Company provides the indemnification payment, in its sole discretion, pursuant to the powers vested in the Company under applicable law; or

       (d)  for the payment of amounts required to be reimbursed to the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, as amended, or any similar successor statute; or

       (e)  for any payment to Indemnitee that is finally determined to be unlawful under the procedures and subject to the presumptions of this Agreement.

    The exclusion in Section 8.1(c) shall not apply to counterclaims or affirmative defenses asserted by Indemnitee in an action brought against Indemnitee.

ARTICLE 9
ADVANCES OF EXPENSES; SELECTION OF LAW FIRM

    9.1.  Subject to Article 8, the Company shall, unless prohibited by applicable law, advance the Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within ten business days after the receipt by the Company of a statement or statements requesting such advances, together with a reasonably detailed written explanation of the basis therefor and an itemization of legal fees and disbursements in reasonable detail, from time to time, whether prior to or after final disposition of any Proceeding. Advances shall be unsecured and interest free. Indemnitee shall qualify for advances, to the fullest extent permitted by applicable law, solely upon the execution and delivery to the Company of an undertaking providing that Indemnitee undertakes to repay the advance to the extent that it is ultimately determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Company under the provisions of this Agreement.  This Section 9.1 shall not apply to any claim made by Indemnitee for which an indemnification payment is excluded pursuant to Article 8.

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    9.2.  If the Company shall be obligated under Section 9.1 hereof to pay the Expenses of any Proceeding against Indemnitee, then the Company shall be entitled to assume the defense of such Proceeding upon the delivery to Indemnitee of written notice of its election to do so.  If the Company elects to assume the defense of such Proceeding, then unless the plaintiff or plaintiffs in such Proceeding include one or more Persons holding, together with his, her or its Affiliates, in the aggregate, a majority of the combined voting power of the Company’s then outstanding Voting Securities, the Company shall assume such defense using a single law firm selected by the Company representing Indemnitee and other present and former directors or officers of the Company.  The retention of such law firm by the Company shall be subject to prior written approval by Indemnitee, which approval shall not be unreasonably withheld, delayed or conditioned.  If the Company elects to assume the defense of such Proceeding and the plaintiff or plaintiffs in such Proceeding include one or more Persons holding, together with his, her or its Affiliates, in the aggregate, a majority of the combined voting power of the Company’s then outstanding Voting Securities, then the Company shall assume such defense using a single law firm selected by Indemnitee and any other present or former directors or officers of the Company who are parties to such Proceeding. After (x) in the case of retention of any such law firm selected by the Company, delivery of the required notice to Indemnitee, approval of such law firm by Indemnitee and the retention of such law firm by the Company, or (y) in the case of retention of any such law firm selected by Indemnitee, the completion of such retention, the Company will not be liable to Indemnitee under this Agreement for any Expenses of any other law firm incurred by Indemnitee after the date that such first law firm is retained by the Company with respect to the same Proceeding, provided, that in the case of retention of any such law firm selected by the Company (a) Indemnitee shall have the right to retain a separate law firm in any such Proceeding at Indemnitee’s sole expense; and (b) if (i) the retention of a law firm by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between either (1) the Company and Indemnitee or (2) Indemnitee and another present or former director or officer of the Company also represented by such law firm in the conduct of any such defense, or (iii) the Company shall not, in fact, have retained a law firm to prosecute the defense of such Proceeding within thirty days, then the reasonable Expenses of a single law firm retained by Indemnitee shall be at the expense of the Company.

ARTICLE 10
PROCEDURE FOR NOTIFICATION; DEFENSE OF CLAIM; SETTLEMENT

    10.1.  Indemnitee shall, as a condition precedent to Indemnitee’s right to be indemnified under this Agreement, give the Company notice in writing promptly of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement, provided, however, that a delay in giving such notice shall not deprive Indemnitee of any right to be indemnified under this Agreement unless, and then only to the extent that, such delay is materially prejudicial to the defense of such claim.  The omission or delay to notify the Company will not relieve the Company from any liability for indemnification which it may have to Indemnitee otherwise than under this Agreement.  The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

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    10.2.  The Company will be entitled to participate in the Proceeding at its own expense.

    10.3.  The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any claim effected without the Company’s prior written consent, provided the Company has not breached its obligations hereunder. The Company shall not settle any claim, including, without limitation, any claim in which it takes the position that Indemnitee is not entitled to indemnification in connection with such settlement, nor shall the Company settle any claim which would impose any fine or any obligation on Indemnitee, without Indemnitee’s prior written consent. Neither the Company nor Indemnitee shall unreasonably withhold, delay or condition their consent to any proposed settlement.

ARTICLE 11
PROCEDURE UPON APPLICATION FOR INDEMNIFICATION

    11.1.  Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 10.1, a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in the specific case: (a) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee; or (b) if a Change in Control shall not have occurred, (i) by a majority vote of the Disinterested Directors (provided there is a minimum of three Disinterested Directors), even though less than a quorum of the Board, (ii) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors (provided there is a minimum of three Disinterested Directors), even though less than a quorum of the Board, or (iii) if there are less than three Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten business days after such determination.  Indemnitee shall cooperate with the Person making such determination with respect to Indemnitee’s entitlement to indemnification, including, without limitation, providing to such Person upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination, provided, that nothing contained in this Agreement shall require Indemnitee to waive any privilege Indemnitee may have.  Any costs or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the Person making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

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    11.2.  If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 11.1 hereof, the Independent Counsel shall be selected as provided in this Section 11.2.  If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected.  If a Change in Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected.  In either event, Indemnitee or the Company, as the case may be, may, within ten business days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Article 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel.  If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit.  If, within twenty days after submission by Indemnitee of a written request for indemnification pursuant to Section 10.1 hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may seek arbitration for resolution of any objection which shall have been made by the Company or Indemnitee to the other’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the arbitrator or by such other person as the arbitrator shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 11.1 hereof.  Such arbitration referred to in the previous sentence shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association, and Article 13 hereof shall apply in respect of such arbitration and the Company and Indemnitee.  Upon the due commencement of any judicial proceeding pursuant to Section 13.1 of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

ARTICLE 12
PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS

    12.1.  In making a determination with respect to entitlement to indemnification hereunder, the Person making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 10.1 of this Agreement.  Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.  Neither the failure of the Company (including by its Board, its Independent Counsel and its stockholders) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification or advancement of expenses is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its Board, its Independent Counsel and its stockholders) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

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    12.2.  If the Person empowered or selected under Article 11 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within thirty days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (a) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (b) a final judicial determination that any or all such indemnification is expressly prohibited under applicable law; provided, however, that such thirty-day period may be extended for a reasonable time, not to exceed an additional fifteen days, if the Person making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto.

    12.3.  The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement (with or without court approval), conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee is liable pursuant to NRS 78.138 or Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

    12.4.  For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if, among other things, Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the directors or officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise, its Board of Directors, any committee of the Board of Directors or any director, or on information or records given or reports made to the Enterprise, its Board of Directors, any committee of the Board of Directors or any director, by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise, its Board of Directors, any committee of the Board of Directors or any director.  The provisions of this Section 12.4 shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.  In any event, it shall be presumed that Indemnitee has at all times acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

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    12.5.  The knowledge and/or actions, or failure to act, of any other director, officer, trustee, partner, managing member, fiduciary, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

    12.6.  The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty.  In the event that any action, claim or proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such action, claim or proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such action, suit or proceeding.  Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

ARTICLE 13
REMEDIES OF INDEMNITEE

    13.1.  In the event that (a) a determination is made pursuant to Article 11 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (b) advancement of Expenses, to the fullest extent permitted by applicable law, is not timely made pursuant to Article 9 of this Agreement, (c) no determination of entitlement to indemnification shall have been made pursuant to Section 11.1 of this Agreement within thirty days after receipt by the Company of the request for indemnification and of reasonable documentation and information which Indemnitee may be called upon to provide pursuant to Section 11.1, (d) payment of indemnification is not made pursuant to Articles 4, 5, 6, or Section 11.1 of this Agreement within ten business days after receipt by the Company of a written request therefor, (e) a contribution payment is not made in a timely manner pursuant to Article 7 of this Agreement, or (f) payment of indemnification pursuant to Article 3 or 6 of this Agreement is not made within ten business days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by a court of competent jurisdiction of Indemnitee’s entitlement to such indemnification, contribution or advancement of Expenses.  Alternatively, Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Except as set forth herein, the provisions of Nevada law (without regard to its conflict of laws rules) shall apply to any such arbitration. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration.  The award rendered by such arbitration will be final and binding upon the parties hereto, and final judgment on the arbitration award may be entered in any court of competent jurisdiction.

    13.2.  In the event that a determination shall have been made pursuant to Section 11.1 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Article 13 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Article 13, Indemnitee shall be presumed to be entitled to receive advances of Expenses under this Agreement and the Company shall have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be, and the Company may not refer to or introduce into evidence any determination pursuant to Section 11.1 of this Agreement adverse to Indemnitee for any purpose. If Indemnitee commences a judicial proceeding or arbitration pursuant to this Article 13, Indemnitee shall not be required to reimburse the Company for any advances pursuant to Article 9 until a final determination is made with respect to Indemnitee’s entitlement to indemnification (as to which all rights of appeal shall have been exhausted or lapsed).

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    13.3.  If a determination shall have been made pursuant to Section 11.1 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Article 13, absent (a) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (b) a prohibition of such indemnification under applicable law.

    13.4.  The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Article 13 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

    13.5.  The Company shall indemnify and hold harmless Indemnitee to the fullest extent permitted by law against all Expenses and, if requested by Indemnitee, shall (within ten days after the Company’s receipt of such written request) pay to Indemnitee, to the fullest extent permitted by applicable law, such Expenses which are incurred by Indemnitee in connection with any judicial proceeding or arbitration brought by Indemnitee (a) to enforce his rights under, or to recover damages for breach of, this Agreement or any other indemnification, advancement or contribution agreement or provision of the Articles of Incorporation, or the Bylaws now or hereafter in effect; or (b) for recovery or advances under any insurance policy maintained by any person for the benefit of Indemnitee, regardless of the outcome and whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement, contribution or insurance recovery, as the case may be (unless such judicial proceeding or arbitration was not brought by Indemnitee in good faith).

    13.6.  Interest shall be paid by the Company to Indemnitee at the legal rate under Nevada law for amounts which the Company indemnifies, or is obliged to indemnify, for the period commencing with the date on which Indemnitee requests indemnification, contribution, reimbursement or advancement of any Expenses and ending with the date on which such payment is made to Indemnitee by the Company.

ARTICLE 14
SECURITY

    Notwithstanding anything herein to the contrary, to the extent requested by Indemnitee and approved by the Board, the Company may at any time and from time to time provide security to Indemnitee for the Company’s obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of Indemnitee.

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ARTICLE 15
NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE; PRIMACY OF INDEMNIFICATION; SUBROGATION

    15.1.  The rights of Indemnitee as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation, the Company’s Bylaws, any agreement, a vote of stockholders, a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in applicable law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Articles of Incorporation, the Company’s Bylaws or this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

    15.2.  The NRS, the Articles of Incorporation and the Company’s Bylaws permit the Company to purchase and maintain insurance or furnish similar protection or make other arrangements, including, but not limited to, providing a trust fund, letter of credit, or surety bond (“Indemnification Arrangements”) on behalf of Indemnitee against any liability asserted against Indemnitee or incurred by or on behalf of Indemnitee or in such capacity as a director, officer, employee or agent of the Company, or arising out of Indemnitee’s status as such, whether or not the Company would have the power to indemnify Indemnitee against such liability under the provisions of this Agreement or under the NRS, as it may then be in effect.  The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Company or of Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Company and Indemnitee shall not in any way limit or affect the rights and obligations of the Company or the other party or parties thereto under any such Indemnification Arrangement.

    15.3.  To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, partners, managing members, fiduciaries, employees, or agents of the Company or of any other Enterprise which such person serves at the request of the Company, the Company shall cause Indemnitee to be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, trustee, partner, managing member, fiduciary, employee or agent under such policy or policies. If, at the time the Company receives notice from any source of a Proceeding as to which Indemnitee is a party or a participant (as a witness or otherwise), the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

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    15.4.  The Company hereby acknowledges that Indemnitee has certain rights to indemnification, advancement of Expenses and/or insurance provided by Morgan Stanley Private Equity Asia and certain of its Affiliates (collectively, the “Fund Indemnitors”).  The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of the Fund Indemnitors to advance Expenses or to provide indemnification for the same Expenses or liabilities incurred by Indemnitee are secondary), (ii) that it shall be required to advance the full amount of Expenses incurred by Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement to the extent not prohibited by (and not merely to the extent affirmatively permitted by) applicable law and as required by the terms of this Agreement and the Articles of Incorporation or Bylaws of the Company (or any other agreement between the Company and Indemnitee), without regard to any rights Indemnitee may have against the Fund Indemnitors, and, (iii)  that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof.  The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company.  The Company and Indemnitee agree that the Fund Indemnitors are express third party beneficiaries of the terms of this Section 15.4.

    15.5.  In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee (other than against the Fund Indemnitors), who shall execute all papers reasonably required and take all action reasonably necessary to secure such rights, including, without limitation, execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

    15.6.  The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

    15.7.  The Company’s obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other Enterprise shall be reduced by any amount Indemnitee has actually received as indemnification payments or advancement of Expenses from such Enterprise. Notwithstanding any other provision of this Agreement to the contrary, (a) Indemnitee shall have no obligation to reduce, offset, allocate, pursue or apportion any indemnification advancement, contribution or insurance coverage among multiple parties possessing such duties to Indemnitee prior to the Company’s satisfaction and performance of all its obligations under this Agreement, and (b) the Company shall perform fully its obligations under this Agreement without regard to whether Indemnitee holds, may pursue or has pursued any indemnification, advancement, contribution or insurance coverage rights against any person or entity other than the Company.

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ARTICLE 16
ENFORCEMENT AND BINDING EFFECT

    16.1.  The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve or continue to serve as a director, officer or key employee of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving or continuing to serve as a director, officer or key employee of the Company.

    16.2.  This Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee or other agent of the Company, or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of any other Enterprise, at the time such act or omission occurred.

    16.3.  The Company and Indemnitee agree herein that a monetary remedy for breach of this Agreement, at some later date, may be inadequate, impracticable and difficult to prove, and further agree that such breach may cause Indemnitee irreparable harm. Accordingly, the parties hereto agree that Indemnitee may enforce this Agreement by seeking, among other things, injunctive relief and/or specific performance hereof, without any necessity of showing actual damage or irreparable harm and that by seeking injunctive relief and/or specific performance, Indemnitee shall not be precluded from seeking or obtaining any other relief to which he may be entitled. The Company and Indemnitee further agree that Indemnitee shall be entitled to such specific performance and injunctive relief, including, without limitation, temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of posting bonds or other undertaking in connection therewith. The Company acknowledges that in the absence of a waiver, a bond or undertaking may be required of Indemnitee by the Court, and the Company hereby waives any such requirement of such a bond or undertaking.

ARTICLE 17
MISCELLANEOUS

    17.1.  Successors and Assigns.  This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee’s assigns, heirs, executors and administrators. The Company shall require and cause any successor (whether direct or indirect successor by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

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    17.2.  Section 409A.  It is intended that any indemnification payment or advancement of Expenses made hereunder shall be exempt from Section 409A of the Internal Revenue Code of 1986, as amended, and the guidance issued thereunder (“Section 409A”) pursuant to Treasury Regulation Section 1.409A-1(b)(10).  Notwithstanding the foregoing, if any indemnification payment or advancement of Expenses made hereunder shall be determined to be “nonqualified deferred compensation” within the meaning of Section 409A, then (i) the amount of the indemnification payment or advancement of Expenses during one taxable year shall not affect the amount of the indemnification payments or advancement of Expenses during any other taxable year, (ii) the indemnification payments or advancement of Expenses must be made on or before the last day of the Indemnitee’s taxable year following the year in which the expense was incurred, and (iii) the right to indemnification payments or advancement of Expenses hereunder is not subject to liquidation or exchange for another benefit.

    17.3.  Severability.  In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision (including, without limitation, any provision within a single Article, Section, paragraph or sentence) shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms to the fullest extent permitted by law.

    17.4.  Entire Agreement.  Without limiting any of the rights of Indemnitee under the Articles of Incorporation or Bylaws of the Company as they may be amended from time to time, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

    17.5.  Modification, Waiver and Termination.  No supplement, modification, termination, cancellation or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

    17.6.  Notices.  All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          (i)           If to Indemnitee, at the address indicated on the signature page of this Agreement, or such other address as Indemnitee shall provide in writing to the Company.

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          (ii)      If to the Company, to:

No. 9 Dalian North Road
Haping Road Centralized Industrial Park
Harbin Development Zone, Heilongjiang Province, PRC 150060
Facsimile: 86-451-84346611
Attention: Mr. Jie Han
Telephone number: (86) 451-8434-6600

or to any other address as may have been furnished to Indemnitee in writing by the Company.

    17.7.  Applicable Law.  This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without regard to its conflict of laws rules.

    17.8.  Identical Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

    17.9.  Headings.  The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

    17.10.  Representation by Counsel.  Each of the parties has been represented by and has had an opportunity to consult legal counsel in connection with the negotiation and execution of this Agreement.  No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by any court or arbitrator or any governmental authority by reason of such party having drafted or being deemed to have drafted such provision.

    17.11.  Period of Limitations.  No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee’s spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

    17.12.  Additional Acts.  If for the validation of any of the provisions in this Agreement any act, resolution, approval or other procedure is required, the Company undertakes to cause such act, resolution, approval or other procedure to be affected or adopted in a manner that will enable the Company to fulfill its obligations under this Agreement.

[Signature page follows]

20

    IN WITNESS WHEREOF, the parties hereto have caused this Indemnification Agreement to be signed as of the day and year first above written.

COMPANY: China XD Plastics Company Limited

By:
Name:
Title:

INDEMNITEE:

By:
Name:

Address:
c/o Morgan Stanley Private Equity International Commerce Centre 1 Austin Road West Kowloon Hong Kong SAR Facsimile: +852 34075936

EXHIBIT G
WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

ACTION BY WRITTEN CONSENT OF
STOCKHOLDERS OF
CHINA XD PLASTICS COMPANY LIMITED
a Nevada corporation

Date: August 15, 2011

The undersigned, being the stockholders holding a majority of the shares of capital stock and voting power of China XD Plastics Company Limited (the “Company”), hereby adopt the following resolutions by written consent, without a meeting and in lieu thereof, pursuant to Section NRS 78.320 of the Nevada Revised Statutes, as amended (the “Nevada Revised Statutes”), the Articles of Incorporation of the Company, as amended (the “Articles”) and the Amended and Restated Bylaws of the Company.  The following resolutions will be effective on the date that is no earlier than 20 days after the Information Statement in substantially the form attached hereto as Exhibit H is sent to all of the stockholders of the Company pursuant to Rule 14C of the Securities Exchange Act of 1934.

I.	Approval of Transaction Documents

WHEREAS: Pursuant to the authority vested in the board of directors of the Company (the “Board”) by the Articles and the Nevada Revised Statutes, the Board has  resolved to create a Series D Junior Convertible Preferred Stock, par value 0.0001 per share, in the capital of the Company (the “Series D Preferred Stock”) with the rights, preferences, privileges and restrictions set forth in the Certificate of Designation, Preferences and Rights of Series D Junior Convertible Preferred Stock in substantially the form attached hereto as Exhibit A (the “COD”), and to file the COD with the Secretary of State of the State of Nevada.

WHEREAS: The Company intends to enter into a Securities Purchase Agreement with MSPEA Modified Plastics Holding Limited (the “Investor”), XD. Engineering Plastics Company Limited (“XDE”) and Mr. Jie Han (“Mr. Han”) in substantially the form attached hereto as Exhibit B (the “SPA”), pursuant to which the Investor will purchase from the Company, and the Company will issue and sell to the Investor, 16,000,000 shares of Series D Preferred Stock upon the terms and conditions as set out in the SPA.

WHEREAS: In connection with the transactions contemplated by the SPA, the Company intends to enter into a Registration Rights Agreement in substantially the form attached hereto as Exhibit C (the “RRA”) with the Investor, pursuant to which the Company will grant to the Investor certain demand and other registration rights as set out in the RRA.

WHEREAS: In connection with the transactions contemplated by the SPA, Eddy Huang and Jun Xu will be appointed to the Board as the Series D Directors (as defined in the COD) and in connection with such appointment the Company intends to enter into an Indemnification Agreement with each of Eddy Huang and Jun Xu in substantially the form attached hereto as Exhibit D (each, an “Indemnification Agreement” and collectively, the “Indemnification Agreements”).

WHEREAS: In connection with the transactions contemplated by the SPA, the Investor, XDE and Mr. Han intend to enter into a Stockholders’ Agreement in substantially the form attached hereto as Exhibit E (the “SHA”).

WHEREAS: In connection with the transactions contemplated by the SPA, the Investor and XDE intend to enter into a Pledge Agreement in substantially the form attached hereto as Exhibit F (the “PA” and collectively with the COD, the SPA, the RRA and the SHA, the “Transaction Documents”), pursuant to which XDE will grant to the Investor a security interest in certain shares (the “Pledged Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) owned by XDE upon the terms and conditions as set out in the PA to secure the performance by Mr. Han and XDE of their obligations under the Transaction Documents.

WHEREAS: The Board has approved the form, terms and conditions of the COD, the SPA, the RRA and the Indemnification Agreements, and has approved the transactions contemplated by the Transaction Documents.

NOW, THEREFORE, BE IT:

RESOLVED: That the form, terms and conditions of the COD, the SPA, the RRA and the Indemnification Agreements are hereby approved and ratified in all respects.

RESOLVED FURTHER: That the transactions contemplated by the Transaction Documents, including without limitation (i) the sale and issuance of 16,000,000 shares of the Series D Preferred Stock at a purchase price of $6.25 per share, (ii) the issuance by the Company of shares of Common Stock as may be issuable upon the conversion of any and all of shares of the Series D Preferred Stock pursuant to the terms of the COD, and (iii) the potential additional issuance and sale of shares of Common Stock of the Company to the Investor by XDE and/or Mr. Han or the Company pursuant to the share adjustment mechanism set forth in Section 8.26 of the SPA, by XDE and/or Mr. Han pursuant to Sections 3.3 or 3.4 of the SHA and by XDE pursuant to the provisions of the PA, are hereby approved, ratified and confirmed in all respects.

II.	Approval of Amendments to Articles of Incorporation

RESOLVED FURTHER: That the Second Amendment to Articles of Incorporation of the Company in substantially the form attached hereto as Exhibit G (the “Articles Amendment”) is hereby approved, adopted, ratified and confirmed.

RESOLVED FURTHER: That the officers of the Company are hereby authorized to execute and file the COD and the Articles Amendment with the Nevada Secretary of State, and to take all further actions and execute all further documents necessary to carry out the intent of these resolutions.

III.	Increase in Number of Authorized Directors

RESOLVED: That effective immediately prior to the closing of the sale of the Series D Preferred Stock to the Investor and the filing by the Company of the COD with the Secretary of State of the State of Nevada, the number of authorized directors which shall constitute the Board shall be increased from seven (7) to nine (9).

IV.	Appointment of New Accounting Firm

WHEREAS: The Audit Committee of the Board has determined that it is in the best interest of the Company that the Company engage KPMG as its independent registered public accounting firm and replace Moore Stephens Hong Kong, the existing auditor of the Company, and the Board has ratified  the Audit Committee’s approval of the appointment of  KPMG as the Company’s independent registered public accounting firm, effective as of August 15, 2011.

RESOLVED: That the appointment of KPMG as the Company’s independent registered public accounting firm hereby be ratified.

V.	General Omnibus Resolutions

RESOLVED: That each of the officers of the Company and the Chairman of the Board are hereby authorized to execute and deliver, for and on behalf of the Company, all such instruments, documents and certificates and to take all such further action in connection with resolutions above as they may deem necessary, advisable or proper to effectuate the intent and purposes of the foregoing resolutions.

RESOLVED FURTHER: That all acts and things heretofore done by any officer, the Chairman of the Board or any agent of the Company, on or prior to the date hereof, in connection with the transactions contemplated by these resolutions are hereby ratified, confirmed, approved and adopted as acts on behalf of the Company in all respects.

IN WITNESS WHEREOF, the undersigned members of the Company have executed this Action by Written Consent as of the date first set forth below.

/s/ Jie Han	August 15, 2011
Jie Han	Date

/s/ Jie Han	August 15, 2011
XD. Engineering Plastic Company Limited	Date

STOCKHOLDER CONSENT SIGNATURE PAGE
股东同意签署页

EXHIBIT H
AMENDED AND RESTATED BYLAWS

AMENDED AND RESTATED BYLAWS
OF
CHINA XD PLASTICS COMPANY LIMITED

ARTICLE I
NAME AND PRINCIPAL OFFICE

Section 1.  The name of this Corporation is:

CHINA XD PLASTICS COMPANY LIMITED.

Section 2.  The principal office of the Corporation shall be located at such place as shall be designated by the Board of Directors (the "Board of Directors" or the "Board"), and the Corporation may maintain branch offices or agents elsewhere, within or without the State of Nevada, as the Board of Directors may from time to time determine.

Section 3.  The Corporation shall at all times maintain a registered office and registered agent within the State of Nevada, at such place within said State as shall be designated by the Board of Directors.

ARTICLE II
CAPITAL STOCK

Section 1. The Preferred Stock of the Corporation may be issued in one or more series, and the preferences, rights and powers of such Preferred Shares shall be determined in the discretion of the Board of Directors as set forth in a resolution adopted by the Board of Directors and in a Certificate of Designation for each series which shall be filed with the Nevada Secretary of State. The capital stock of the Corporation shall be evidenced by stock certificates issued in the name of the Corporation and signed by the President and Secretary of the Corporation under the corporate seal.

Section 2.  Said shares of capital stock shall be transferable only on the books of the Corporation or its authorized registration and transfer agent. The stock transfer records shall be kept by the Corporation or the appropriate designee of the Corporation as may be determined by the Board of Directors.

Section 3.  Shares of capital stock may be represented at all stockholder meetings by the stockholders of record or by written proxy directed to any other person or legal entity and filed with the Secretary of the Corporation prior to the beginning of any stockholder meeting. No person, however, shall be entitled to vote any shares of stock in person or by proxy at any such meeting unless the same shall have been transferred to him/her on the books of the Corporation at least 30 days prior to the said meeting.

Section 4.  Before a new stock certificate shall be transferred or issued to replace a lost certificate, proof of loss together with proper indemnification procedures, including an indemnification bond, if requested by the Board of Directors, shall be furnished by the applicant for the new stock certificate. Any cost of reissuing and indemnifying the Corporation for reissuing lost stock certificates shall be paid by the applicant.

Section 5.  The stockholder as reflected on the books of the Corporation, subject to the provisions of Section 3 of this Article II and any other provision of the Corporation's Articles of Incorporation (including any Certificate of Designation), shall be entitled to one vote for each share of stock owned by him/her. No cumulative voting shall be allowed.

Section 6.  The Corporation shall not be allowed to vote any Treasury stock held by it.

Section 7.  The Board of Directors may fix a date or dates at which time or times the persons reflected on the books of the Corporation as stockholders shall receive dividends or distributions of the corporate assets.

Section 8.  The Corporation shall be entitled to treat the stockholder of record of any share or shares of stock as the stockholder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

Section 9.  Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe or, in the absence of such provision, as the board of directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless, in the transfer by the pledgor on the books of the corporation, he/she has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his/her proxy may represent the stock and vote thereon.

Section 10.  There shall be issued no fractional shares of the Corporation. In the event a stockholder shall be entitled to a fractional share by virtue of the declaration of a stock dividend or stock split or otherwise, the Corporation shall issue to said stockholder a certificate, called scrip, acknowledging the right of said stockholder to said fractional share. At any time that a stockholder shall become the holder of sufficient scrip to total one or more whole shares, then, at the request of said stockholder, the Corporation shall issue said whole share or shares to said stockholder. No holder of any scrip shall be entitled to any vote on account thereof.

Section 11.  All issued shares of the Corporation shall be fully paid and nonassessable; there shall be issued no partially paid shares of the Corporation.

Section 12.  Shares of the Corporation shall be issued for such consideration as shall be fixed from time to time by the Board of Directors; provided, however, that no such shares shall be issued for consideration less than the par value of such shares.

Section 13.  Treasury shares may be disposed of by the Corporation for such consideration as may be fixed from time to time by the Board of Directors.

ARTICLE III
MEETINGS OF STOCKHOLDERS

Section 1.  An annual meeting of the stockholders shall be held annually, within five (5) months of the end of each fiscal year of the Corporation. The annual meeting shall be held at such time and place and on such date as the Board of Directors shall determine from time to time and as shall be specified in the notice of the annual meeting; at which time the stockholders shall elect a Board of Directors and transact such other business as may be properly brought before the annual meeting. Notwithstanding the foregoing, the Board of Directors may cause the annual meeting of stockholders to be held on such other date in any year as they shall determine to be in the best interests of the Corporation; and any business transacted at said meeting shall have the same validity as if transacted on the date designated herein.

Notice of the annual meeting, stating the time and place thereof, shall be mailed to each stockholder at his/her address as shown on the records of the Corporation not less than ten (10) days and not more than sixty (60) days prior to such meeting.

Section 2.  For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of dividends, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not less than ten (10) nor more than sixty (60) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of dividends, the date on which notice of the meeting is mailed, or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

Section 3.  A simple majority of the capital stock issued and outstanding, represented in person or by proxy, shall constitute a quorum for the transaction of business at any stockholders' meeting.

Section 4.  A special meeting of the stockholders may be called at any time by the President or as directed by a majority vote of the Board of Directors. The same notice shall be given of special meetings as is herein provided for the annual meeting, except that, in the case of special meetings, the notice shall state the objective and the purpose for which the special meeting is called (including the matters that will be presented to the stockholders for action), and no matters may be considered except those set forth in said notice.

Section 5.  A special meeting of the stockholders shall be called by the Corporation upon the written request of the holders of not less than twenty-five (25%) percent of the outstanding shares of the Corporation. Such written request shall be presented to the Secretary of the Corporation. The Secretary shall then comply with the provisions of this Article III regarding notice to stockholders of any special or annual meeting.

Section 6.  Notice of stockholder meetings, both annual and special, may be waived by any stockholder, and his/her presence at such meetings will constitute such a waiver.

Section 7. At all meetings of stockholders, all questions shall be determined by a majority vote of the holders of each class of capital stock entitled to vote, present in person or by proxy, unless otherwise provided for by these Bylaws, the Corporation's Articles of Incorporation or by the Nevada Revised Statutes, as amended.

Section 8.  Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding not less than the number of shares required to take such action at a meeting of stockholders.

Section 9.  At the option of the Board of Directors, and subject to compliance with applicable laws, including U.S. Federal and Nevada state securities laws, stockholders may participate in a meeting of stockholders by means of a telephone conference or similar methods of communication by which all persons participating in the meeting can hear each other. Participation in a stockholder meeting pursuant to this Section shall constitute presence in person at the meeting.

Section 10.  The Board of Directors may adopt whatever rules it deems necessary or desirable for the orderly transaction of business at any meeting of stockholders; provided that such rules shall be in writing and shall be distributed to the stockholders prior to or at the beginning of said meeting, and provided further that such rules shall not abrogate any right of the holders of capital stock as defined by statute or by these Bylaws.

ARTICLE IV
BOARD OF DIRECTORS

Section 1.  The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all powers of the Corporation as are not, by the Nevada Revised Statutes, as amended, by the Articles of Incorporation or by these Bylaws, directed or required to be exercised or done by the stockholders.

Section 2.  The number of Directors which shall constitute the whole Board shall be not less than one (1) nor more than fifteen (15). Such number of Directors shall from time to time be fixed and determined by the Directors, subject to the approval of the stockholders, and shall be set forth in the notice of any meeting of stockholders held for the purpose of electing Directors. Provided a quorum of stockholders is present in person or by proxy, at the Annual Meeting of Stockholders, a vote of the stockholders shall be taken to confirm the number of Directors fixed by the Board and to be elected.  If holders of a majority of the shares entitled to vote do not approve the number of Directors fixed by the Board, then the number of Directors to be elected shall revert to the number of Directors elected at the previous year's Annual Meeting of Stockholders until the next Annual Meeting of Stockholders. Directors shall be elected at the Annual Meeting of the Stockholders, except as provided in Section 3 of this Article IV, and each Director elected shall hold office until his/her successor shall be elected and shall qualify, or his/her resignation or removal. Except as provided otherwise herein, Directors must be natural persons at least 18 years of age, but need not be residents of Nevada or stockholders of the Corporation. Notwithstanding the foregoing, neither the Board nor any subsequent stockholder action shall have the effect of eliminating any Director position(s) with respect to which any series of Preferred Stock has the authority under the Articles of Incorporation (including any Certificate of Designation) to elect the Director to serve in such position.

Section 3.  Any Director may resign at any time by written notice to the Board of Directors. Any such resignation shall take effect at the date of receipt of such notice or any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If any vacancy occurs on the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Director or otherwise, or if any new directorship is created by an increase in the authorized number of Directors, a majority of the Directors then in office, though less than a quorum, or a sole remaining Director may choose a successor or fill the newly created directorship; and a Director so chosen shall hold office until the next annual meeting and until his/her successor shall be duly elected and shall qualify or his/her resignation or removal, unless sooner displaced.

Section 4.  An annual meeting of the Board of Directors shall be held each year, without other notice than this Bylaw, at the place of and immediately following the annual meeting of stockholders, and regular meetings of the Board of Directors shall be held each year, at such time and place as the Board of Directors may provide, by resolution, either within or without the State of Nevada, without other notice than such resolution.

Section 5.  A special meeting of the Board of Directors may be called by the President and shall be called by the Secretary on the written request of any two Directors. The President so calling, or the Directors so requesting, any such meeting shall fix the time and place, either within or without the State of Nevada, as the place for holding such meeting.

Section 6.  Written notice of special meetings of the Board of Directors shall be given to each Director at least twenty-four (24) hours prior to the time of any such meeting. Any Director may waive notice of any meeting. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any special meeting of the Board of Directors needs to be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the Bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by the Nevada Revised Statutes, as amended.

Section 7.  A simple majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the Nevada Revised Statutes, as amended, by the Corporation's Articles of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 8.  Unless otherwise restricted by the Corporation's Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, as provided in Article V of these Bylaws, may be taken without a meeting; provided that a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

Section 9.  Directors, as such, shall not be entitled to any stated salary for their services unless approved by a vote by the Board of Directors. By resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each annual, regular or special meeting of the Board of Directors or any meeting of a committee of the Board Directors. No provision of these Bylaws shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

Section 10.  Members of the Board of Directors, or any committee designated by such Board, may participate in a meeting of such Board or committee by means of  telephone conference or similar methods of communication by which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

ARTICLE V
COMMITTEES OF DIRECTORS

Section 1.  The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, including, if it shall so determine, an Executive Committee. Each such committee shall consist of two or more of the Directors of the Corporation, which shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the  Corporation as may be provided in this Article and may authorize the seal of the corporation to be affixed to all papers which may require it. Each committee may also include one or more non-Directors as determined by a resolution of the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. Such committee or committees shall have such name or names and such authority as may be determined from time to time by resolution adopted by the Board of Directors.

Section 2.  In the event the Board of Directors shall, pursuant to Section 1 of this Article V, designate an Executive Committee to have and exercise the full powers of the Board of Directors, such power shall extend to the full limit of the powers of the entire Board of Directors, except that no committee of Directors shall have or exercise any of the following powers: amend the Corporation's Articles of Incorporation; undertake any actions toward merger or consolidation of the Corporation; recommend the lease, sale or exchange of all or substantially all of the assets of the Corporation; amend these Bylaws; declare any dividend; or authorize the issuance of any of the stock of the Corporation.

Section 3.  Each committee of the Board of Directors shall keep regular minutes of its proceedings and report same to the Board of Directors when required.

Section 4.  Members of special or standing committees may be allowed compensation for attending committee meetings, if the Board shall so determine.

ARTICLE VI
NOTICE

Section 1.  Whenever, under the provisions of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws, notice is required to be given to any Directors, members of any committee or stockholders, such notice shall be in writing, signed on behalf of the Corporation as required by the Nevada Revised Statutes, as amended, and shall be delivered personally or mailed to such Director, member of any committee or stockholder or, in the case of a Director or a member of any committee, may be delivered in person or given orally by telephone. The notice to the stockholders must state the purpose or purposes for which the meeting is called, the time when and the place where it is to be held, and the means of electronic communications, if any, by which the stockholders and proxies shall be deemed to be present in person and vote. If mailed, notice to a Director, member of a committee or stockholder shall be deemed to be given when deposited in the United States mail in a sealed envelope, with postage thereon prepaid, addressed, in the case of a stockholder, to the stockholder at the stockholder's address as it appears on the records of the Corporation or, in the case of a Director or a member of a committee, to such person at his/her business address. Any notice to stockholders given by the Corporation is also effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. The consent is revocable by the stockholder by written notice to the Corporation. Electronic transmission includes: (a) by facsimile machine to a number at which the stockholder has consented to receive notice, (b) by electronic mail to an electronic mail address at which the stockholder has consented to receive notice, (c) by posting on an electronic network with separate notice to the stockholder of the specific posting, and (d) by any other form of electronic transmission when directed to the stockholder.

Section 2.  Whenever any notice is required to be given under the provisions of the Nevada Revised Statutes, as amended, the Corporation's Articles of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII
OFFICERS

Section 1.  The officers of the Corporation must include a President, a Secretary and a Treasurer. The Corporation may also have one or more Vice Presidents, any one or which may be designated Executive Vice President and the Board of Directors may appoint such other officers and agents, including Assistant Secretaries and Assistant Treasurers, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices may be held by the same person. The President shall be elected from among the Directors.  With that exception,  none of the other officers need be a Director, and none of the officers need be a stockholder of the Corporation.

Section 2.  The officers of the Corporation shall be elected annually by the Board of Directors at its annual meeting held after the annual meeting of stockholders or as soon thereafter as conveniently possible. Each officer shall hold office until his/her successor shall have been chosen and shall have qualified, or until his/her death or the effective date of his/her resignation or removal, or until he/she shall cease to be a Director in the case of the President.

Section 3.  Any officer or agent elected or appointed by the Board of Directors may be removed with or without cause by affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the Corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect on the date of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

Section 5.  The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors or pursuant to its direction, and no officer shall be prevented from receiving such salary by reason of his/her also being a Director.

Section 6.  The President shall be the chief executive officer of the Corporation and subject to the control of the Board of Directors, shall generally supervise and control the business and affairs of the Corporation. The President shall preside at all meetings of the Board of Directors and the stockholders. He/She shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult with them concerning the business of the Corporation. The President may sign, with the Secretary or any other officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. The President shall vote, or give a proxy to any other officer of the Corporation to vote, all shares of stock of any other Corporation standing in the name of the Corporation and, in general, shall perform all other duties incident to the office of President and such other duties as may be prescribed by the Board of Directors or the Executive Committee from time to time.

Section 7.  In the absence of the President, or in the event of his/her inability or refusal to act, the Executive Vice President (or, in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors or the Executive Committee.

Section 8.  The Secretary shall: (a) keep the minutes of the meetings of  the stockholders, the Board of Directors and the committees of the Board Directors; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by the Nevada Revised Statutes, as amended; (c) be custodian of the corporate records and of the seal of the Corporation, and see that the seal is affixed to all stock certificates for shares or a facsimile thereof is affixed to all stock certificates for shares prior to the issuance thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws or the Nevada Revised Statutes, as amended; (d) keep or cause to be kept a register of the post office address of each stockholder as furnished by each stockholder; (e) sign, with the President, stock certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the President, the Board of Directors or the Executive Committee.

Section 9.  If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his/her duties in such sum and with such surety or sureties as the Board of Directors shall determine. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for monies due and payable to the Corporation from any source whatsoever and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these Bylaws; (c) prepare or cause to be prepared, for submission at each regular meeting of the Directors, at each annual meeting of the stockholders and at such other times as may be required by the Directors, the President or the Executive Committee, a statement of financial condition of the Corporation in such detail as may be required; and (d) in general, perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President, Board of Directors or Executive Committee.

Section 10.  The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, Board of Directors or Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of his/her office. The Assistant Treasurers shall, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

ARTICLE VIII
CONTRACTS, CHECKS AND DEPOSITS

Section 1.  Subject to the provisions of these Bylaws, the Board of Directors may authorize any officer or officers and agent or agents to enter into any contract or execute and deliver any such instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 2.  All checks, demands, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation and in such manner as may be determined by the Board of Directors.

Section 3.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE IX
DIVIDENDS

Section 1.  Dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting in accordance with Section 78.288 of the Nevada Revised Statutes, as amended. Dividends may be paid in cash, in property or in shares of capital stock.

Section 2.  Before payment of any dividends, there may be set aside out of any funds the Corporation available for dividends such sum or sums as the Directors may from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Directors deem conducive to the best interests of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X
INDEMNIFICATION

Section 1.  The Corporation shall indemnify each person who is or was a director, officer, employee or agent of the Corporation (including the heirs, executors, administrators or estate of such person) or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted under the Nevada Revised Statutes, as amended, or any successor law or laws. Any such indemnification shall be made in accordance with the provisions of the Nevada Revised Statutes, as amended, or any successor law or laws.

Section 2.  The Corporation may purchase and maintain insurance, at its expense, to protect itself and any of the above-referenced parties against any liability, cost, payment or expense, whether or not the Corporation would have the power to indemnify such person against such liability.

ARTICLE XI
FISCAL YEAR

The fiscal year of the Corporation shall be set by resolution of the Board of Directors.

ARTICLE XII
AMENDMENTS TO BYLAWS

At any regular meeting of the Board of Directors or at any meeting of the Board of Directors specially called for said purpose, with each Director having been provided with proper notice of said meeting and a copy of the proposed changes in the Bylaws, these Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted in accordance with the copy of the proposed changes provided to the Directors, by a vote of a majority of said Board of Directors.

         I HEREBY CERTIFY that the foregoing Amended and Restated Bylaws were duly adopted by the Board of Directors of the Corporation on the 15th day of August, 2011.

s/________________________
Secretary

EXHIBIT I
SECOND AMENDMENT TO ARTICLES OF INCORPORATION

SECOND AMENDMENT TO ARTICLES OF INCORPORATION
OF
CHINA XD PLASTICS COMPANY LIMITED

China XD Plastics Company Limited, a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follow:

1.	The name of the Corporation is China XD Plastics Company Limited. The date of filing of its original Articles of Incorporation with the Secretary of State of Nevada was December 1, 2005.
2.	The Articles of Incorporation were amended by a Certificate of Amendment filed with the Secretary of State of Nevada on April 20, 2009.
3.
This Second Amendment to Articles of Incorporation further amends the provisions of Articles I through VII of the Articles of Incorporation of this Corporation but shall not amend the terms of any outstanding Certificate of Designation.

4.	The text of Articles I through VII of the Articles of Incorporation is hereby amended to read as herein set forth in full:

I.

The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 550,000,000, consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock," with all  such shares having a par value of $.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is 500,000,000 shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is 50,000,000 shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof.

The designations and preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

A.           PREFERRED STOCK

Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series.  The description of shares of Preferred Stock, including, without limitation, any preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications, dividend rights, terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors, and Certificates of Designation shall be filed as required by Chapter 78 of the Nevada Revised Statutes, as amended, with respect to issuance of such Preferred Stock, prior to the issuance of any shares of Preferred Stock.

The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, dividing of such shares of Preferred Stock into series or providing for a change in the number of, shares of any Preferred Stock and to the extent required by Chapter 78 of the Nevada Revised Statutes, as amended, by the filing of Certificates of Designation, or amendments thereto, in the manner prescribed therein, with stockholder approval if required by Nevada law, to increase or decrease the number of shares included in the Preferred Stock, but not below the number of shares then issued, and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of Preferred Stock.  The authority of the Board of Directors with respect to the Preferred Stock shall include the authority granted under Chapter 78 of the Nevada Revised Statutes, as amended, including, without limitation, setting or changing the following:

1.
the annual dividend rate, if any, on shares of Preferred Stock, which may be cumulative or noncumulative, the conditions or time for payment of dividends, and the preference or relation of such dividends to dividends payable on any other class or series of capital stock;

2.	whether the shares of Preferred Stock shall be subject to redemption and, if so, the times, redemption price, rates, adjustments and the other terms and conditions of such redemption;

3.
whether shares of Preferred Stock shall be convertible into, or exchangeable for, shares of stock of any other class or series of capital stock or for any other securities, property or assets of the Corporation and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

4.
whether the shares of any series of Preferred Stock shall have voting rights, which may be full or limited, may vary over time, and which may be applicable generally or only upon any stated fact or event;

5.	the rights of holders of shares of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation; and

6.	any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to the Preferred Stock.

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The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if the dividends are cumulative.

B.           COMMON STOCK

Subject to all of the rights of the holders of the Preferred Stock expressly provided herein, by Chapter 78 of the Nevada Revised Statutes, as amended, or by the Board of Directors pursuant to this Article I, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable Nevada law in the absence of any express grant of rights or privileges in the Corporation's Articles of Incorporation, including, but not limited to, the following rights and privileges:

1.	dividends may be declared and paid or set apart for payment to the holders of the Common Stock out of any assets or funds of the Corporation available for the payment of dividends under Nevada law;

2.	the holders of Common Stock shall be entitled to one vote for each share of Common Stock in connection with the election of directors and on all other matters requiring stockholder approval; and

3.
upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of Common Stock shall share equally and ratably in the Corporation's assets available for distribution.

The Common Stock authorized by this Article I shall be issued for such consideration as shall be fixed, from time to time, by the Board of Directors.

C.           NON-ASSESSMENT OF CAPITAL STOCK.

The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and these Articles of Incorporation shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation by reason of being a stockholder.

II.

The governing board of the Corporation shall be styled as a "Board of Directors," and any member of said Board shall be styled as a "Director."

The number of directors of the Corporation may be fixed, increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than one.  In the interim between elections of directors by the stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders, may be filled by the remaining directors, though less than a quorum.

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III.

The  liability of Directors and officers of the Corporation shall be eliminated to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, as amended.

IV.

The Corporation shall, to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, as amended, indemnify and hold harmless any and all persons (including, without limitation, directors, officers, employees and agents) whom it shall have power to indemnify from and against any and all expenses, liabilities, or other maters permitted thereunder, and the indemnification shall not be deemed exclusive of any other rights to which those indemnified persons may be entitled under any Bylaw, agreement, vote of the Corporation's stockholders, or otherwise, both as to actions in his or her official capacity and as to actions in another capacity, and shall continue as to an indemnified person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors, and administrators of such indemnified persons, to the extent permitted by Nevada law.

Any repeal or modification of Articles III and IV of these Articles of Incorporation approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director, officer, employee, or agent of the Corporation existing as of the time of such repeal or modification.

V.

Any shares of capital stock reacquired by the Corporation, in accordance with Nevada law, may be restored to the status of authorized and unissued shares without an amendment to the Articles of Incorporation or may be disposed of for such consideration as the Board of Directors may determine.

Subject to the terms of these Articles of Incorporation (including any applicable Certificate of Designation), and to the fullest extent permitted by the Nevada Revised Statutes, as amended, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business. Without limiting the application of the foregoing, and for the avoidance of doubt, the foregoing sentence is intended to satisfy the requirements of Section 78.288(2)(b) of the Nevada Revised Statutes, as amended, with respect to the specific allowance of distributions that may not otherwise meet the standard set forth in such provision.

VI.

The Corporation reserves the right to amend or delete any provision contained in these Articles of Incorporation in accordance with Chapter 78 of the Nevada Revised Statutes, as amended, and any and all rights conferred herein on the stockholders of the Corporation are granted subject to this reservation.

VII.

The Board of Directors is hereby authorized to take any and all actions without stockholder approval that are permitted to be so taken by the Nevada Revised Statutes, as amended, these Articles of Incorporation or any Certificate of Designation. The Board of Directors is hereby expressly granted the power to make, amend, alter or repeal the Bylaws of the Corporation.

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